As filed with the Securities and Exchange Commission on May 1, 2000
                   Registration File Nos. 333-68367/811-4420


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1


                                    FORM S-6
                        ---------------------------------
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                        ---------------------------------
                             WRL SERIES LIFE ACCOUNT
                              (Exact Name of Trust)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
          (Complete Address of Depositor's Principal Executive Offices)


                             Thomas E. Pierpan, Esq.
         Senior Vice President, General Counsel and Assistant Secretary
                   Western Reserve Life Assurance Co. of Ohio
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                (Name and Complete Address of Agent for Service)


                                   Copies to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415
                        ---------------------------------


Title of Securities Being Registered: Units of interest in the separate account under flexible premium deferred variable life policies.

It is proposed that this filing will become effective (check appropriate space):

        immediately upon filing pursuant to paragraph (b) of Rule 485
-------


        on  May 1, 2000, pursuant to paragraph (b) of Rule 485
-------


        60 days after filing pursuant to paragraph (a) of Rule 485
-------

        on                     , pursuant to paragraph (a) of Rule 485
-------    --------------------

P R O S P E C T U S

MAY 1, 2000
--------------------------------------------------------------------------------
                                 WRL FREEDOM NAVIGATORSM

                                        issued by
                                 WRL Series Life Account
                                           by
                           Western Reserve Life Assurance Co.
                                         of Ohio
                                   570 Carillon Parkway
                              St. Petersburg, Florida 33716
                                      1-800-851-9777
                                      (727) 299-1800
--------------------------------------------------------------------------------
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
   JOINT SURVIVORSHIP MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE 10 OF THIS PROSPECTUS.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus.

Prospectuses for the portfolios of: WRL Series Fund, Inc.;

Variable Insurance Products (VIP);

Variable Insurance Products (VIP II); and

Variable Insurance Products Fund III (VIP III)

must accompany this prospectus.

Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Glossary .........................................................     1
Policy Summary ...................................................     4
Risk Summary .....................................................    10
Portfolio Annual Expense Table ...................................    13
Western Reserve and the Fixed Account ............................    15
    Western Reserve ..............................................    15
    The Fixed Account Options ....................................    15
The Separate Account and the Portfolios ..........................    16
    The Separate Account .........................................    16
    The Funds ....................................................    16
    Addition, Deletion, or Substitution of Investments ...........    20
    Your Right to Vote Portfolio Shares ..........................    21
The Policy .......................................................    21
    Purchasing a Policy ..........................................    21
    Underwriting Standards .......................................    22
    When Insurance Coverage Takes Effect .........................    22
    Ownership Rights .............................................    24
    Policy Split Option ..........................................    26
    Canceling a Policy ...........................................    27
Premiums .........................................................    28
    Initial Premium ..............................................    28
    Additional Premiums ..........................................    28
    Allocating Premiums ..........................................    29
Policy Values ....................................................    30
    Cash Value ...................................................    30
    Net Surrender Value ..........................................    31
    Subaccount Value .............................................    31
    Subaccount Unit Value ........................................    31
    Fixed Account Value ..........................................    32
Transfers ........................................................    32
    General ......................................................    32
    Standard Fixed Account Transfers .............................    34
    Conversion Rights ............................................    34
    Standard Dollar Cost Averaging ...............................    34
    Fixed DCA Account ............................................    35
    Asset Rebalancing Program ....................................    36
    Third Party Asset Allocation Services ........................    37
Charges and Deductions ...........................................    37
    Premium Deductions ...........................................    38
    Monthly Deduction ............................................    38
    Daily Charge .................................................    39
    Surrender Charge .............................................    41
    Transfer Charge ..............................................    41
    Taxes ........................................................    41
    Portfolio Expenses ...........................................    41
    Guaranteed Minimum Death Benefit Rider Charge ................    42
Death Benefit ....................................................    42
    Death Benefit Proceeds .......................................    42
    Death Benefit ................................................    43
    Effects of Partial Withdrawals on the Death Benefit ..........    44
    Guaranteed Minimum Death Benefit Rider (the "Rider") .........    44

             This Policy is not available in the State ofNew York.

    Changing the Specified Amount .....................................     44
    Payment Options ...................................................     45
Surrenders and Partial Withdrawals ....................................     45
    Surrenders ........................................................     45
    Partial Withdrawals ...............................................     45
Loans .................................................................     47
    General ...........................................................     47
    Interest Rate Charged .............................................     48
    Loan Reserve Interest Rate Credited ...............................     48
    Preferred Loans ...................................................     48
    Effect of Policy Loans ............................................     48
Policy Lapse and Reinstatement ........................................     49
    Lapse .............................................................     49
    Reinstatement .....................................................     49
Federal Income Tax Considerations .....................................     50
    Tax Status of the Policy ..........................................     50
    Tax Treatment of Policy Benefits ..................................     51
    Special Rules for 403(b) Arrangements .............................     53
Other Policy Information ..............................................     54
    Our Right to Contest the Policy ...................................     54
    Suicide Exclusion .................................................     54
    Misstatement of Age or Gender .....................................     55
    Modifying the Policy ..............................................     55
    Benefits at Maturity ..............................................     55
    Payments We Make ..................................................     55
    Reports to Owners .................................................     56
    Records ...........................................................     56
    Policy Termination ................................................     56
IMSA ..................................................................     56
Performance Data ......................................................     57
    Rates of Return ...................................................     57
    Hypothetical Illustrations Based on Subaccount Performance ........     58
    Other Performance Data in Advertising Sales Literature ............     69
    Western Reserve's Published Ratings ...............................     69
Additional Information ................................................     70
    Sale of the Policies ..............................................     70
    Legal Matters .....................................................     70
    Legal Proceedings .................................................     70
    Variations in Policy Provisions ...................................     70
    Experts ...........................................................     70
    Financial Statements ..............................................     71
    Additional Information about Western Reserve ......................     71
    Western Reserve's Directors and Officers ..........................     72
    Additional Information about the Separate Account .................     74
Appendix A--Illustrations .............................................     75
Appendix B--Wealth Indices of Investments in the U.S. Capital Market ..     81
Appendix C--Surrender Charge Table ....................................     83
Index to Financial Statements .........................................     85
    WRL Series Life Account ...........................................     86
    Western Reserve Life Assurance Co. of Ohio ........................    105

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 accounts           The options to which you can allocate your money. The accounts include the standard fixed account, the fixed DCA account and the subaccounts in the separate account.
                    --------------------------------------------------------------------------------
 attained age       The age of the person insured on his or her last birthday before the Policy date, plus the number of completed years since the Policy date.
                    --------------------------------------------------------------------------------
 beneficiary(ies)   The person or persons you select to receive the death benefit from this Policy.
                    You name the primary beneficiary and contingent beneficiaries.
                    --------------------------------------------------------------------------------
 cash value         The sum of your Policy's value in the subaccounts and the fixed account options. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.
                    --------------------------------------------------------------------------------
 daily charge       The amount we deduct each valuation date from assets in the subaccounts as part of the calculation of the unit value for each subaccount.
                    --------------------------------------------------------------------------------
 death benefit      The amount we will pay to the beneficiary on the insured's (or surviving
 proceeds           insured's) death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount (including any interest you owe on the Policy loan(s)), and any due and unpaid monthly deductions.
                    --------------------------------------------------------------------------------
 fixed account      A set of options to which you may allocate premium and cash value. We
 options            guarantee that any amounts you allocate to the fixed account options will earn interest at a declared rate. The fixed account options are the standard fixed account and the fixed dollar cost averaging account ("fixed DCA account").
                    The standard fixed account may not be available in all states.
                    --------------------------------------------------------------------------------
free-look period    The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.
                    --------------------------------------------------------------------------------
funds               Investment companies which are registered with the U.S. Securities and
                    Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.
                    --------------------------------------------------------------------------------
in force            While coverage under the Policy is active and the insured's life remains insured.
                    --------------------------------------------------------------------------------
initial premium     The amount you must pay before insurance coverage begins under this Policy.
                    The initial premium is shown on the schedule page of your Policy.
                    --------------------------------------------------------------------------------
insured(s)          The person or persons whose lives are insured by this Policy.
(joint insureds)
                    --------------------------------------------------------------------------------
Joint Policy        A Policy that pays the death benefit to the beneficiary on the death of the last-to-die of the two named insureds.
                    --------------------------------------------------------------------------------

 lapse            When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount (including any interest you owe on Policy loan(s)), and you have not made a sufficient payment by the end of a grace period. The Policy will not lapse if you have purchased the Guaranteed
                  Minimum Death Benefit rider and the rider is in effect.
                  ----------------------------------------------------------------------------------
 loan amount      The total amount of all outstanding Policy loans, including both principal and interest due.
                  ----------------------------------------------------------------------------------
 loan reserve     A part of the general account to which amounts are transferred as collateral for Policy loans.
                  ----------------------------------------------------------------------------------
 maturity date    The Policy anniversary following the insured's (or younger joint insured's)
                  100th birthday, if the insured (or either joint insured) is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.
                  ----------------------------------------------------------------------------------
 Monthiversary    This is the day of each month when we determine monthly Policy charges and deduct them from cash value. It is the same date each month as the
                  Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.
                  ----------------------------------------------------------------------------------
monthly           The monthly Policy charge based on the Policy's separate account and fixed
deduction         accounts assets, plus the monthly cost of insurance (if any), plus the monthly charge for any riders added to the Policy.
                  ----------------------------------------------------------------------------------
 monthly Policy   The charge deducted from the cash value (less the loan amount) on each
 charge           Monthiversary.
                  ----------------------------------------------------------------------------------
 net surrender    The amount we will pay you if you surrender the Policy while it is in force.
 value            The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, and minus any outstanding loan amount
                  (including any interest you owe on Policy loan(s)).
                  ----------------------------------------------------------------------------------
 office           Our administrative office and mailing address is P.O. Box 5068, Clearwater,
                  Florida 33758-5068. Our street address is 570 Carillon Parkway,
                  St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777.
                  ----------------------------------------------------------------------------------
Policy date       The date when our underwriting process is complete, full life insurance coverage goes into effect, we issue the Policy, and we begin to deduct the daily charge and the monthly deduction. The Policy date is shown on the schedule page of your Policy. It is also the date when, depending on the laws of the state governing your Policy (usually the state where you live), we allocate your premium either to the reallocation account or to the subaccounts and fixed account options you selected on your application. We measure
                  Policy months, years, and anniversaries from the Policy date.
                  ----------------------------------------------------------------------------------
 portfolio        One of the separate investment portfolios of a fund.
                  ----------------------------------------------------------------------------------
 premiums         All payments you make under the Policy other than loan repayments.
                  ----------------------------------------------------------------------------------
 reallocation     The standard fixed account.
 account
                  ----------------------------------------------------------------------------------


reallocation date    The date shown on the schedule page of your Policy when we reallocate any premium (plus interest) held in the reallocation account to the subaccounts and fixed account options you selected on your application. We place your premium in the reallocation account only if your state requires us to return the full premium in the event you exercise your free-look right. In those states the reallocation date is the Policy date, plus the number of days in your state's free-look period, plus five days. In all other states, the reallocation date is the Policy date.
                     -------------------------------------------------------------------------------------
 separate account    The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest premiums under the Policy and other variable life insurance policies we issue.
                     -------------------------------------------------------------------------------------
 specified amount    The death benefit under the Policy, as shown on the Policy's schedule page.
                     The specified amount varies by the insured's (or joint insured's) age, gender and rate class. Any partial withdrawal proportionately decreases the specified amount.
                     -------------------------------------------------------------------------------------
 subaccount          A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.
                     -------------------------------------------------------------------------------------
surrender charge     If, during the first nine Policy years, you fully surrender the Policy, we will deduct a surrender charge from the cash value.
                     -------------------------------------------------------------------------------------
 surviving insured   The joint insured who remains alive after the other joint insured has died.
                     -------------------------------------------------------------------------------------
termination          When the insured's (or either of the joint insured's) life is no longer insured under the Policy.
                     -------------------------------------------------------------------------------------
 valuation date      Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.
                     -------------------------------------------------------------------------------------
valuation period     The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York
                     Stock Exchange on the next valuation date.
                     -------------------------------------------------------------------------------------
 we, us, our         Western Reserve Life Assurance Co. of Ohio.
 (Western
Reserve)
                     -------------------------------------------------------------------------------------
 written notice      The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.
                     -------------------------------------------------------------------------------------
 you, your           The person(s) who owns the Policy, and who may exercise all rights under
 (owner(s) or        the Policy while the insured (or either or both joint insureds) are living. If
 policyowner(s))     two owners are named, the Policy will be owned jointly and the consent of each owner will be required to exercise ownership rights.
                     -------------------------------------------------------------------------------------

POLICY SUMMARY                     WRL FREEDOM NAVIGATORSM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary provides only a brief overview of the more important features of the Policy. More detailed information about the Policy appears later in this prospectus. PLEASE READ THE REMAINDER OF THIS PROSPECTUS CAREFULLY.


THE POLICY IN GENERAL

     The WRL Freedom NavigatorSM is a modified single premium variable life insurance policy. You may purchase it either as a single life or a Joint Policy. A Joint Policy insures two lives with a death benefit payable on the death of the surviving insured. Joint insureds may be both male, both female or male and female. The insured will be the surviving insured of the joint insureds stated in the Policy.


     The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for the insured(s) named in the Policy. However, purchasing this Policy involves certain risks. (See Risk Summary p. 10.) You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Certain states place restrictions on access to the fixed account options and on other Policy features. Please consult your agent and refer to your Policy for details.


PREMIUMS

/bullet/ If the insured (or joint insureds) qualifies for simplified underwriting, conditional life insurance coverage begins as soon as you complete an application and pay an initial premium of at least $20,000. Once we determine that the insured (or joint insureds) meets our underwriting requirements, full insurance coverage begins and we will issue your Policy and begin to deduct monthly and daily insurance charges from your premium. This date is the Policy date. On that date, we will allocate your premium to either the reallocation account or to the subaccounts and fixed account options, depending on the state in which you live.

/bullet/ If the insured qualifies for simplified underwriting, the maximum premium you can pay at the time of your application is:

              --  $50,000 (for ages 35-49)
              --  $100,000 (for ages 50-80)



     Other limits apply for Joint Policies and Policies with full underwriting.


/bullet/ Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund. Depending on your state of residence, we will either allocate your premium to the accounts you indicated on your application, or we will place your premium in the reallocation account until the reallocation date. See Reallocation Account p. 30.

/bullet/ We will accept additional premiums only in certain limited circumstances.


DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN A SUBACCOUNT AND/OR THE FIXED ACCOUNT OPTIONS


/bullet/  From the initial premium: None

/bullet/  From additional premiums: None



INVESTMENT OPTIONS


     SUBACCOUNTS. You may direct the money in your Policy to any of the subaccounts of the WRL Series Life Account, a separate account. Each subaccount invests exclusively in one investment portfolio of a fund. THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The portfolios available to you are:

WRL SERIES FUND, INC.



     - WRL VKAM Emerging Growth              - WRL Great Companies -- AmericaWM
     - WRL T. Rowe Price Small Cap           - WRL Salomon All Cap
     - WRL Goldman Sachs Small Cap           - WRL C.A.S.E. Growth
     - WRL Pilgrim Baxter Mid Cap Growth     - WRL Dreyfus Mid Cap
     - WRL Alger Aggressive Growth           - WRL NWQ Value Equity
     - WRL Third Avenue Value                - WRL T. Rowe Price Dividend Growth
     - WRL Value Line Aggressive Growth      - WRL Dean Asset Allocation
     - WRL GE International Equity           - WRL LKCM Strategic Total Return
     - WRL Janus Global                      - WRL J.P. Morgan Real Estate Securities
     - WRL Great Companies -- Technology     - WRL Federated Growth & Income
     - WRL Janus Growth                      - WRL AEGON Balanced
     - WRL Goldman Sachs Growth              - WRL AEGON Bond
     - WRL GE U.S. Equity                    - WRL J.P. Morgan Money Market



VARIABLE INSURANCE PRODUCTS FUND (VIP)
- Fidelity VIP Equity-Income Portfolio -- Service Class 2

VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
- Fidelity VIP II Contrafund/registered trademark/ Portfolio -- Service Class 2

VARIABLE INSURANCE PRODUCTS FUND III (VIP III)
- Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2


     FIXED ACCOUNT OPTIONS. You may also direct the money in your Policy to the fixed account options--the standard fixed account option and the fixed dollar cost averaging ("fixed DCA") account option. Money you place in the standard fixed account option will earn interest at current interest rates declared from time to time. The interest rate will equal at least 3.0%.

     At the time you purchase the Policy, you may place the entire initial premium into the fixed DCA account. Money you place in the fixed DCA account will earn interest at an annual rate of at least 3.0%. Money will be transferred out of the fixed DCA account in six equal monthly installments and placed in the standard fixed account and the subaccounts of your choice. The standard fixed account may not be available in all states.


CASH VALUE


/bullet/ Cash value equals the sum of your Policy's value in the subaccounts and the fixed account options. If there is a loan outstanding, the cash value includes any amounts held in our standard fixed account to secure the Policy loan.

/bullet/ Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account options, the charges deducted and any other Policy transactions (such as transfers, withdrawals, and Policy loans).

/bullet/ Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.


/bullet/ There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly Policy charge(s), the surrender charge and/or any outstanding loan amount (including interest you owe on any Policy loan(s)). The Policy will not lapse if you have purchased the Guaranteed Minimum Death Benefit Rider and the Rider is in effect.


TRANSFERS

/bullet/ You can transfer cash value among the subaccounts and the standard fixed account. We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.


/bullet/  You may make transfers in writing, by telephone or by fax.


/bullet/  Policy loans reduce the amount of cash value available for transfers.


/bullet/  Dollar cost averaging and asset rebalancing programs are available.


/bullet/ You may make one transfer per Policy year from the standard fixed account, and we must receive your request within 30 days after a Policy anniversary, unless you select dollar cost averaging from the standard fixed account. The amount of your transfer cannot be more than:
          -->  25% of the value in the standard fixed account; OR
          --> the amount transferred from the standard fixed account in the preceding Policy year.


CHARGES AND DEDUCTIONS


/bullet/ MONTHLY POLICY CHARGE: Deducted from your cash value (reduced by the loan amount) on the Policy date and on each Monthiversary. The monthly Policy charge pays for Policy administrative expenses and the cost of providing death benefits under the Policy. The monthly Policy charge will vary with the gender of the insured(s), the number of insureds, and the number of Policy years you have owned the Policy.

/bullet/ DAILY CHARGE: Deducted from the unit value of each subaccount, at an annual rate equal to 0.50%, on each valuation date.

/bullet/ COST OF INSURANCE CHARGE: We reserve the right to charge a monthly cost of insurance charge. See Cost of Insurance Charge p. 40. We do not currently assess a cost of insurance charge. If, in the future, we assess a cost of insurance charge, then we will waive the surrender charge.

/bullet/ SURRENDER CHARGE: Deducted when a full surrender occurs during the first nine Policy years. We deduct a declining surrender charge of up to 9.75% of your initial premium if you surrender your Policy or if your Policy lapses during the first nine Policy years.

/bullet/ TRANSFER FEE: We deduct $10 for each transfer in excess of 12 per Policy year.

/bullet/ PORTFOLIO EXPENSES: The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses currently range from 0.44% to 1.20% annually, depending on the portfolio. See Portfolio Annual Expense Table
          p. 13. See also the fund prospectuses.

/bullet/ RIDER CHARGES: If you select the Guaranteed Minimum Death Benefit Rider at application, we will deduct a charge from your cash value (less any outstanding Policy loan) each month equal to:

           -->   .02% MULTIPLIED BY the total subaccount values; PLUS

           -->   .02% MULTIPLIED BY the fixed account value.


LOANS

/bullet/ You may take a loan against the Policy for amounts up to 90% of the cash value, less any surrender charge and any outstanding loan amount.

/bullet/  The minimum loan amount is generally $500.

/bullet/ You may request a loan by calling us or by writing or faxing us written instructions.

/bullet/ We currently charge 6.0% interest annually, payable in arrears, on any outstanding loan amount; a lower rate applies to any preferred loans.

/bullet/ We currently permit preferred loans to be taken anytime. You may borrow an amount equal to the cash value less total premiums paid, less any outstanding loan amount. We currently charge a 3.0% preferred loan rate. THIS RATE IS NOT GUARANTEED.

/bullet/ To secure the loan, we transfer a portion of your cash value to a loan reserve account, which is part of our general account. You will earn at least 3.0% interest on amounts in the loan reserve account.

/bullet/ Federal income taxes and a penalty tax may apply to loans you make against the Policy.

/bullet/ If you take a loan, we will terminate any Guaranteed Minimum Death Benefit rider.


/bullet/  There are risks involved in taking a Policy loan. See Risk Summary
          p. 10.
  .

DEATH BENEFIT


/bullet/ So long as the Policy does not lapse, the death benefit is the greater of:
          -->    the current specified amount; or
          -->    the product of: the Policy's cash value on the date of the insured's (or surviving insured's) death MULTIPLIED BY the limitation percentage shown on page 43 of this prospectus.


/bullet/ We will reduce the death benefit proceeds by the amount of any outstanding Policy loan(s) (including any interest you owe on Policy loan(s)), and any due and unpaid charges.

/bullet/  We determine your Policy's specified amount based on:
      -->    the initial premium you pay; and
      -->    the insured's (or joint insureds') age, gender and rate class.

/bullet/  You may not increase or decrease the specified amount.


/bullet/ Under current tax law, the death benefit should be income tax free to the beneficiary.


/bullet/ The death benefit is available in a lump sum or a variety of payout options.


/bullet/ If you purchase the GUARANTEED MINIMUM DEATH BENEFIT RIDER and the Rider is in effect, and if the net surrender value on any Monthiversary is not sufficient to cover the monthly deduction on that day, then insurance coverage will be provided under this Rider and no grace period will begin, so long as no Policy loans have been taken under the Policy. If a death benefit is payable under the provisions of this Rider, then we guarantee to provide a death benefit as follows:

     (1) During the first 15 Policy years, or before the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit payable will be the greater of:


         /bullet/ the current specified amount; or


         /bullet/ the product of: the Policy's cash value on the date of the insured's (or surviving insured's) death MULTIPLIED BY the limitation percentage shown on page 43.

     (2) After the first 15 Policy years, or on or after the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit payable will be the initial premium, reduced, on a dollar-for-dollar basis, by any partial withdrawals.

    (3)  The minimum death benefit will never be less than $1,000.

   If you take a Policy loan, the Guaranteed Minimum Death Benefit Rider will terminate and your Policy could lapse.

/bullet/ A partial withdrawal will reduce the specified amount by the amount of the withdrawal multiplied by the ratio of the initial specified amount to the initial premium.

PARTIAL WITHDRAWALS AND SURRENDERS


/bullet/ You may take one withdrawal of cash value per Policy year after the first Policy year.


/bullet/  We do not assess any charges for partial withdrawals.


/bullet/ The amount of the withdrawal is limited to your Policy's earnings which we compute as:

     the cash value, MINUS any outstanding Policy loans, MINUS any interest you owe on Policy loans, and MINUS total premiums paid.


/bullet/ A partial withdrawal reduces the current specified amount (the minimum death benefit) by:

                 amount of withdrawal  X  initial specified amount
                                          initial premium


/bullet/ A partial withdrawal does not void a Guaranteed Minimum Death Benefit Rider, but it reduces the death benefit we would pay, as described above.

/bullet/ You cannot take a partial withdrawal if it will reduce the specified amount below $1,000.


/bullet/ Federal income taxes and a penalty tax may apply to partial withdrawals and surrenders.

/bullet/ You may fully surrender the Policy at any time before the insured's (or surviving insured's) death or the maturity date. You will receive the net surrender value (cash value, minus any surrender charge, minus any Policy loans outstanding, and minus any interest you owe on Policy loans). The surrender charge will apply during the first nine Policy years.


INQUIRIES

     If you need more information, please contact us at:

                              Western Reserve Life
                              P.O. Box 5068
                              Clearwater, Florida 33758-5068
                              1-800-851-9777
                              www.westernreserve.com

RISK SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



 INVESTMENT         If you invest your cash value in one or more subaccounts,
  RISK              you will be subject to the risk that investment performance could be unfavorable and that the cash value of your Policy would decrease. YOU COULD LOSE EVERYTHING YOU INVEST, AND
                    YOUR POLICY COULD LAPSE. If you select the fixed account
                    options, your cash value in the fixed account options are
                    credited with a declared rate of interest, but you assume a risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of
                    3.0%.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 RISK OF LAPSE      If your Policy fails to meet certain conditions, we will
                    notify you that the Policy has entered a 61-day grace period and will lapse unless you make a sufficient payment during the grace period.

                    A Policy lapse will have adverse tax consequences. See Federal Income Tax Considerations p. 50 and Policy Lapse and Reinstatement p. 49.

                    You may not reinstate your Policy after it has lapsed unless you completed the Policy application and had your Policy
                    delivered to you in a state which permits reinstatement. If so, then you may reinstate this Policy within five years
                    after it has lapsed if the insured (or joint insureds) meets the insurability requirements and you pay the amount we
                    require.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TAX RISK            It is reasonable to conclude that the Policy will generally
(INCOME TAX         be deemed a life  insurance policy under federal tax law, so
AND MEC)            that the death benefit paid to the beneficiary will not be subject to federal income tax. However, the Policy has
                    certain innovative features that are not addressed in
                    existing legal interpreta- tions and there is, therefore,
                    some risk that the Policy might not be deemed a life
                    insurance policy under federal tax law. If the Policy is not so treated, annual increases in the Policy's cash value will be subject to federal income tax each year. Even if the
                    Policy is treated as a life insurance policy under federal tax laws, the Policy will, in most situations, be treated as a modified endowment contract ("MEC") under those laws. If a
                    Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent of its earnings in the Policy. In addition, a 10% penalty
                    tax may be imposed on partial withdrawals, surrenders and
                    loans taken before you reach age 591/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will
                    not be subject to tax to the extent of your investment in
                    the Policy. Amounts in excess of your investment in the
                    Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your
                    Policy.
------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 LIMITS ON          The Policy permits you to take only one partial withdrawal
 PARTIAL            during any 12-month period after the first Policy year has
 WITHDRAWALS        been completed. The amount you may withdraw is limited to
                    earnings. We calculate earnings as cash value, reduced by any outstanding loan amount (including any interest due on Policy loans) and any premiums paid.

                    A partial withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse

                    A partial withdrawal will reduce the minimum death benefit (the current specified amount) and the minimum death benefit under the Guaranteed Minimum Death Benefit Rider by:

                    amount of withdrawal       X     initial specified amount
                                                     ------------------------
                                                         initial premium

                    This reduction may be significant. However, in no event will any withdrawal reduce the minimum death benefit under the Guaranteed Minimum Death Benefit Rider below $1,000.

                    Federal income taxes and a penalty tax may apply to partial withdrawals and surrenders.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LOAN RISKS          A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and fixed account options and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of at least 3.0% to the loan collateral.
                    As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive the current interest rates credited to the fixed account options. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

                    We also charge interest on Policy loans at a rate of 6.0% payable in arrears. Interest is added to the amount of the loan to be repaid.

                    A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans. A Policy loan will terminate the Guaranteed Minimum Death Benefit Rider.

                    A Policy loan could make it more likely that a Policy would lapse. There is a risk that if the loan and unfavorable investment experience reduce your net surrender value, then the Policy will lapse, resulting in adverse tax consequences. You will have a 61-day grace period to submit a sufficient pay- ment to avoid the Policy's termination without value and the end of insurance coverage. As mentioned in Risk of Lapse on p.10, you may only reinstate your Policy if your Policy was delivered to you in a state which permits reinstatement.

                    If a loan from a Policy that is outstanding when the Policy is canceled or lapses, then the amount of the outstanding
                    indebtedness will be taxed as if it were a distribution from the Policy. See Federal Income Tax Considerations, p. 50.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EFFECTS OF THE      The surrender charge under this Policy will reduce your cash
SURRENDER           value if you sur- render your Policy in the first nine
CHARGE              Policy years. You should purchase this Policy only if you
                    have the financial ability to keep it in force at the initial specified amount for a substantial period of time.

                    Even if you do not ask to surrender your Policy, the
                    surrender charge plays a role in determining whether your
                    Policy will lapse. Each month we will use cash value
                    (reduced by the surrender charge and reduced by outstanding loans and interest you owe) to measure whether you Policy
                    will remain in force or enter a grace period.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMPARSON           Like fixed benefit life insurance, the Policy offers a death
WITH OTHER          benefit and can provide a cash value, loan privileges and a
INSURANCE           value on surrender. However, the Policy differs from a fixed
POLICIES            benefit policy because it allows you to place your premium in investment subaccounts. The amount and duration of life insurance protection and of the Policy's cash value will vary with the investment performance of the amounts you place in the subaccounts. In addition, the cash value and net surrender value will always vary with the investment experience of your selected subaccounts.

                    As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ILLUSTRATIONS      The illustrations in this prospectus are based on
                    hypothetical rates of return that are not guaranteed. They illustrate how the specified amount, Policy charges and hypothetical rates of return affect death benefit levels, cash value and net surrender value of the Policy. We may also illustrate Policy values based on the adjusted historical performance of the portfolios since the portfolios' inception, reduced by Policy and subaccount charges. The hypothetical and adjusted historic portfolio rates illustrated should not be considered to represent past or future performance. It is almost certain that actual rates of return may be higher or lower than those illustrated, so that the values under your Policy will be different from those in the illustrations.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO ANNUAL EXPENSE TABLE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectuses.

ANNUAL PORTFOLIO OPERATING EXPENSES
(As a percentage of average portfolio assets after fee waivers and expense reimbursements)



                                                                                                         TOTAL PORTFOLIO
                                                                 MANAGEMENT     OTHER      RULE 12B-1        ANNUAL
 PORTFOLIO                                                          FEES      EXPENSES        FEES          EXPENSES
 WRL SERIES FUND, INC.(1)(9)
 WRL VKAM Emerging Growth                                          0.80%       0.07%          N/A             0.87%
 WRL T. Rowe Price Small Cap(5)                                    0.75%       0.25%          N/A             1.00%
 WRL Goldman Sachs Small Cap(5)                                    0.90%       0.10%          N/A             1.00%
 WRL Pilgrim Baxter Mid Cap Growth(5)                              0.90%       0.10%          N/A             1.00%
 WRL Alger Aggressive Growth                                       0.80%       0.09%          N/A             0.89%
 WRL Third Avenue Value                                            0.80%       0.20%          N/A             1.00%
 WRL Value Line Aggressive Growth(6)                               0.80%       0.20%          N/A             1.00%
 WRL GE International Equity(2)                                    1.00%       0.20%          N/A             1.20%
 WRL Janus Global(3)                                               0.80%       0.12%          N/A             0.92%
 WRL Great Companies -- TechnologySM(6)                            0.80%       0.20%          N/A             1.00%
 WRL Janus Growth(4)                                               0.80%       0.05%          N/A             0.85%
 WRL Goldman Sachs Growth(5)                                       0.90%       0.10%          N/A             1.00%
 WRL GE U.S. Equity                                                0.80%       0.13%          N/A             0.93%
 WRL Great Companies -- AmericaSM(6)                               0.80%       0.20%          N/A             1.00%
 WRL Salomon All Cap(5)                                            0.90%       0.10%          N/A             1.00%
 WRL C.A.S.E. Growth                                               0.80%       0.20%          N/A             1.00%
 WRL Dreyfus Mid Cap(5)                                            0.85%       0.15%          N/A             1.00%
 WRL NWQ Value Equity                                              0.80%       0.10%          N/A             0.90%
 WRL T. Rowe Price Dividend Growth(5)                              0.90%       0.10%          N/A             1.00%
 WRL Dean Asset Allocation                                         0.80%       0.07%          N/A             0.87%
 WRL LKCM Strategic Total Return                                   0.80%       0.06%          N/A             0.86%
 WRL J.P. Morgan Real Estate Securities                            0.80%       0.20%          N/A             1.00%
 WRL Federated Growth & Income                                     0.75%       0.14%          N/A             0.89%
 WRL AEGON Balanced                                                0.80%       0.09%          N/A             0.89%
 WRL AEGON Bond                                                    0.45%       0.08%          N/A             0.53%
 WRL J.P. Morgan Money Market                                      0.40%       0.04%          N/A             0.44%
 VARIABLE INSURANCE PRODUCTS FUND (VIP)
 Fidelity VIP Equity-Income Portfolio --
 Service Class 2(8)                                                0.48%       0.10%      0.25%(7)            0.83%
 VARIABLE INSURANCE PRODUCTS FUND II (VIP II)
 Fidelity VIP II Contrafund/registered trademark/ Portfolio --
 Service Class 2(8)                                                0.58%       0.12%      0.25%(7)            0.95%
 VARIABLE INSURANCE PRODUCTS FUND III (VIP III)
 Fidelity VIP III Growth Opportunities Portfolio --
 Service Class 2(8)                                                0.58%       0.13%      0.25%(7)            0.96%



(1) Effective January 1, 1997, the Board of the WRL Series Fund, Inc. ("WRL Fund") authorized the WRL Fund to charge each portfolio of the WRL Fund an annual Rule 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the WRL Fund will not deduct the fee from any portfolio before April 30, 2001. You will receive advance written notice if a Rule 12b-1 fee is to be deducted. See the WRL Fund prospectus for more details.

(2) The fee table reflects estimated 2000 expenses because the expense limit for this portfolio will be reduced from 1.50% to 1.20% effective May 1, 2000.
(3) WRL Management currently waives 0.025% of its advisory fee on portfolio average daily net assets over $2 billion (net fee -- 0.775%). This waiver is voluntary and will be terminated on June 25, 2000.
(4) WRL Management currently waives 0.025% of its advisory fee for the first $3 billion of the portfolio's average daily net assets (net fee -- 0.775%); and 0.05% for the portfolio's average daily net assets above $3 billion (net fee -- 0.75%). This waiver is voluntary and will be terminated on June 25, 2000. The fee table reflects estimated 2000 expenses because of the termination of the fee waiver.
(5) Because these portfolios did not commence operations until May 3, 1999, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.
(6) Because these portfolios did not commence operations until May 1, 2000, the percentages set forth as "Other Expenses" and "Total Annual Expenses" reflect estimates of "Other Expenses" for the first year of operations.
(7) The 12b-1 fee deducted for the Variable Insurance Products Fund (VIP), Variable Insurance Products Fund II (VIP II) and Variable Insurance Products Fund III (VIP III) (the "Fidelity VIP Funds") recovers certain shareholder support services provided by companies selling variable contracts investing in the Fidelity VIP Funds. The 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies will be remitted to AFSG, the principal underwriter for the Policies.
(8)  Service Class 2 expenses are based on estimated expenses for the year
     2000.
(9) WRL Management, the investment adviser of the WRL Fund, has undertaken, until at least April 30, 2001, to pay expenses on behalf of the portfolios of the WRL Fund to the extent normal operating expenses of a portfolio exceed a stated percentage of each portfolio's average daily net assets. The expense limit, the amount reimbursed by WRL Management during 1999 and the expense ratio without the reimbursement are listed below for each portfolio:



                                                                            EXPENSE RATIO
                                             EXPENSE      REIMBURSEMENT        WITHOUT
                                              LIMIT          AMOUNT         REIMBURSEMENT
WRL VKAM Emerging Growth                      1.00%         $    N/A                 N/A
WRL T. Rowe Price Small Cap                   1.00%           63,542               2.46%
WRL Goldman Sachs Small Cap                   1.00%           60,555               5.57%
WRL Pilgrim Baxter Mid Cap Growth             1.00%           34,986               1.40%
WRL Alger Aggressive Growth                   1.00%            N/A                   N/A
WRL Third Avenue Value                        1.00%           10,734               1.06%
WRL Value Line Aggressive Growth              1.00%            N/A                   N/A
WRL GE International Equity                   1.20%          112,088               1.84%
WRL Janus Global                              1.00%            N/A                   N/A
WRL Great Companies -- TechnologySM           1.00%            N/A                   N/A
WRL Janus Growth                              1.00%            N/A                   N/A
WRL Goldman Sachs Growth                      1.00%           49,677               2.68%
WRL GE U.S. Equity                            1.00%            N/A                   N/A
WRL Great Companies -- AmericaSM              1.00%            N/A                   N/A
WRL Salomon All Cap                           1.00%           53,174               2.87%
WRL C.A.S.E. Growth                           1.00%            N/A                   N/A
WRL Dreyfus Mid Cap                           1.00%           34,541               4.89%
WRL NWQ Value Equity                          1.00%            N/A                   N/A
WRL T. Rowe Price Dividend Growth             1.00%           46,989               2.35%
WRL Dean Asset Allocation                     1.00%            N/A                   N/A
WRL LKCM Strategic Total Return               1.00%            N/A                   N/A
WRL J.P. Morgan Real Estate Securities        1.00%           51,924               2.69%
WRL Federated Growth & Income                 1.00%            N/A                   N/A
WRL AEGON Balanced                            1.00%            N/A                   N/A
WRL AEGON Bond                                0.70%            N/A                   N/A
WRL J.P. Morgan Money Market                  0.70%            N/A                   N/A



     The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the funds for the fiscal year ended December 31, 1999 (except as noted in the footnotes). Expenses of the funds may be higher or lower in the future. For more information on the charges described in this table, see the fund prospectuses which accompany this prospectus.


WESTERN RESERVE AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve was incorporated under Ohio law on October 1, 1957. We have established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account options under the Policy. Western Reserve intends to sell this Policy in all states (except New York) and the District of Columbia.

THE FIXED ACCOUNT OPTIONS

     The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account options will be credited interest daily at a net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates. If you allocate your initial premium to the fixed account options, then we will credit the interest from the date we receive the premium.


     THE STANDARD FIXED ACCOUNT. Money you place into the standard fixed account option will earn interest compounded daily at a current interest rate in effect at the time of your allocation. The interest rate is guaranteed never to be less than 3.0% per year. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the standard fixed account. The standard fixed account may not be available in all states.


     We allocate amounts from the standard fixed account for partial withdrawals, transfers to the subaccounts, or monthly deduction charges on a last-in, first-out basis ("LIFO") for the purpose of crediting interest.


     THE FIXED DCA ACCOUNT. At the time you purchase the Policy, you may place your entire initial premium into the fixed DCA account. Money you place into the fixed DCA account will earn interest at an annual rate of at least 3.0%. We may declare current interest rates from time to time. Money will be transferred out of the fixed DCA account in six equal monthly installments and placed in the standard fixed account and the subaccounts of your choice. See Fixed DCA Account p. 35.

     THE FIXED ACCOUNT OPTIONS HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT OPTIONS.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT


     The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.


     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission ("SEC") and insurance company regulators, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act") and applicable law.


THE FUNDS

     The separate account invests in shares of the portfolios. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.


     Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or sub-adviser.

     YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.




PORTFOLIO                   SUB-ADVISER OR ADVISER              INVESTMENT OBJECTIVE
-----------------           -------------------------           -----------------------------------
WRL VKAM              -->   Van Kampen                   -->    Seeks capital appreciation by
EMERGING                    Asset Management Inc.               investing primarily in common
GROWTH                                                          stocks of small and medium-sized
                                                                companies.

WRL T. ROWE           -->   T. Rowe Price                 -->   Seeks long-term growth of capital
PRICE SMALL CAP             Associates, Inc.                    by investing primarily in common
                                                                stocks of small growth companies.
WRL GOLDMAN           -->   Goldman Sachs Asset           -->    Seeks long-term growth of capital.
SACHS SMALL CAP             Management

WRL PILGRIM           -->   Pilgrim Baxter &              -->   Seeks capital appreciation.
BAXTER MID CAP              Associates, Ltd.
GROWTH

WRL ALGER             -->   Fred Alger                   -->    Seeks long-term capital
AGGRESSIVE                  Management, Inc.                    appreciation.
GROWTH

WRL THIRD             -->  EQSF Advisers, Inc.           -->    Seeks long-term capital
AVENUE VALUE                                                    appreciation.

WRL VALUE LINE        -->  Value Line, Inc.              -->    Seeks long-term growth of capital.
AGGRESSIVE
GROWTH

WRL GE                -->  GE Asset Management          -->     Seeks long-term growth of capital.
INTERNATIONAL               Incorporated
EQUITY

WRL JANUS             -->   Janus Capital                -->    Seeks long-term growth of capital
GLOBAL                      Corporation                         in a manner consistent with the
                                                                preservation of capital.
WRL GREAT             -->   Great Companies, L.L.C.      -->    Seeks long-term growth of capital
COMPANIES --
TECHNOLOGYSM

PORTFOLIO                  SUB-ADVISER OR ADVISER              INVESTMENT OBJECTIVE
----------------           -------------------------           ------------------------------------
WRL JANUS            -->   Janus Capital                -->    Seeks growth of capital.
GROWTH                     Corporation

WRL GOLDMAN          -->   Goldman Sachs Asset          -->    Seeks long-term growth of capital.
SACHS GROWTH               Management

WRL GE U.S.          -->   GE Asset Management          -->    Seeks long-term growth of capital.
EQUITY                     Incorporated

WRL GREAT            -->   Great Companies, L.L.C.      -->    Seeks long-term growth of capital.
COMPANIES --
AMERICASM

WRL SALOMON          -->   Salomon Brothers             -->    Seeks capital appreciation.
ALL CAP                    Asset Management Inc

WRL C.A.S.E.         -->   C.A.S.E.                     -->    Seeks annual growth of capital
GROWTH                     Management, Inc.                    through investment in companies
                                                               whose management, financial
                                                               resources and fundamentals appear
                                                               attractive on a scale measured
                                                               against each company's present
                                                               value.

WRL DREYFUS          -->   The Dreyfus                  -->    Seeks total investment returns
MID CAP                    Corporation                         (including capital appreciation and
                                                               income), which consistently
                                                               outperform the S&P 400 Mid Cap
                                                               Index.

WRL NWQ VALUE        -->  NWQ Investment               -->     Seeks to achieve maximum,
EQUITY                     Management                          consistent total return with
                           Company, Inc.                       minimum risk to principal.

WRL T. ROWE          -->   T. Rowe Price               -->     Seeks to provide an increasing
PRICE DIVIDEND             Associates, Inc.                    level of dividend income,
GROWTH                                                         long-term capital appreciation and
                                                               reasonable current income through
                                                               investments primarily in dividend
                                                               paying stocks.

WRL DEAN ASSET       -->   Dean Investment Associ-      -->    Seeks preservation of capital and
ALLOCATION                 ates                                competitive investment returns.

WRL LKCM             -->   Luther King Capital          -->    Seeks to provide current income,
STRATEGIC                  Management                          long-term growth of income and
TOTAL RETURN               Corporation                         capital appreciation.

PORTFOLIO                                    SUB-ADVISER OR ADVISER             INVESTMENT OBJECTIVE
----------------------------------           ------------------------           -------------------------------------
WRL J.P. MORGAN                        -->   J.P. Morgan Investment     -->     Seeks long-term total return from
REAL ESTATE                                  Management Inc.                    investments primarily in equity
SECURITIES                                                                      securities of real estate companies.
                                                                                Total return will consist of
                                                                                realized and unrealized capital
                                                                                gains and losses plus income.

WRL FEDERATED                          -->   Federated Investment        -->    Seeks total return by investing in
GROWTH & INCOME                              Counseling                         securities that have defensive
                                                                                characteristics.

WRL AEGON                              -->   AEGON USA                   -->    Seeks preservation of capital,
BALANCED                                     Investment                         reduced volatility, and superior
                                             Management, Inc.                   long-term risk-adjusted returns.

WRL AEGON                              -->   AEGON USA                   -->    Seeks the highest possible current
BOND                                         Investment                         income within the confines of the
                                             Management, Inc.                   primary goal of insuring the
                                                                                protection of capital.
WRL J.P. MORGAN                        -->   J.P. Morgan Investment      -->    Seeks to obtain maximum current
MONEY MARKET                                 Management Inc.                    income consistent with the
                                                                                preservation of principal and
                                                                                maintenance of liquidity.
FIDELITY VIP                           -->   Fidelity Management &       -->    Seeks reasonable income by
EQUITY-INCOME                                Research Company                   investing primarily in income-
PORTFOLIO --                                                                    producing equity securities.
SERVICE CLASS 2
FIDELITY VIP II                        -->   Fidelity Management &       -->   Seeks long-term capital apprecia-
CONTRAFUND/registered trademark/             Research Company                   tion by investing primarily in a
PORTFOLIO --                                                                    broad variety of common stocks,
SERVICE CLASS 2                                                                 using both growth-oriented and
                                                                                contrarian disciplines.
FIDELITY VIP III                       -->  Fidelity Management &       -->   Seeks capital growth by investing
GROWTH                                       Research Company                   in a wide range of common
OPPORTUNITIES                                                                   domestic and foreign stocks, and
PORTFOLIO --                                                                    securities convertible into common
SERVICE CLASS 2                                                                 stocks.



     WRL Management, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the WRL Fund and manages the WRL Fund in accordance with policies and guidelines established by the WRL Fund's Board of Directors. For certain portfolios, WRL Management has engaged investment sub-advisers to provide portfolio management services. WRL Management and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the WRL Fund prospectus for more information regarding WRL Management and the investment sub-advisers.

     Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regards to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

     In addition to the separate account, shares of the portfolios are also sold to other separate accounts that insurance companies, including Western Reserve or its affiliates, establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, each fund's Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

     If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS


     We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs. We also reserve the right, subject to compliance with applicable law, to add to, delete from, or substitute the investments that are held by any subaccount, or that any subaccount may purchase. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios.

     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.


YOUR RIGHT TO VOTE PORTFOLIO SHARES


     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law. See Tax Status of the Policy p. 50.


     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).


     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.


THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASING A POLICY

     To purchase a Policy, a prospective owner must submit a completed application and an initial premium to us. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

     Our address for applications submitted by World Marketing Alliance distribution systems is:

              Western Reserve
              P.O. Box 628069
              Orlando, Florida 32862-8069

Everyone else should submit applications to:

              Western Reserve
              P.O. Box 628078
              Orlando, Florida 32862-8078

     We determine the specified amount for a Policy based on the initial premium paid and other characteristics of the proposed insured (or joint insureds), such as age, gender and rate class. We base the minimum initial premium for your Policy on the guideline single premium established under federal tax laws given the age, gender and rate class of the insured (or joint insured). We currently require a minimum initial premium of $20,000.

     We use different underwriting standards (simplified, expanded) in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. Generally, for simplified underwriting for a single life Policy we will issue a Policy only for an insured between the ages of 35 to 80; for a Joint Policy, the minimum age for both insureds is 45 and the difference between the joint insureds' ages cannot be greater than 20 years. The joint insureds must be spouses or expanded underwriting will be required. To issue a Policy for an insured (or joint insureds) between the ages of 18 to 34 and 81 to 90, we will use expanded underwriting. We reserve the right to reject an application for any reason permitted by law.


UNDERWRITING STANDARDS


     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.


     Your cost of insurance charge will depend on the insured's (or each joint insured's) rate class. We currently place insureds (or each joint insured) into one of the following rate classes:

     /bullet/  select, non-tobacco use; and
     /bullet/  standard, tobacco use.

     We generally charge higher rates for insureds who use tobacco.

WHEN INSURANCE COVERAGE TAKES EFFECT

     Insurance coverage under the Policy will take effect only if the insured (or joint insureds) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid.

     CONDITIONAL INSURANCE COVERAGE. If you pay the initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured (or joint insureds) will have conditional insurance coverage under the terms of the conditional receipt. Conditional insurance coverage is void if the check or draft sent to pay the initial premium is not honored when we first present it for payment.




 THE AMOUNT OF                  /bullet/  the specified amount applied for; or
 CONDITIONAL INSURANCE          /bullet/  $300,000
 COVERAGE IS THE LESSER OF:     reduced by all amounts payable under all other life insurance applications that the insured (or joint insureds) has in force or pending with us.




 CONDITIONAL LIFE INSURANCE     /bullet/  as soon as you complete an application and pay an initial
 COVERAGE BEGINS:                         premium of at least $20,000, if the insured (or joint
                                          insureds) qualifies for simplified underwriting; or
                                /bullet/  on the later of:
                                          --> the date of your application; or
                                          --> the date the insured (or joint insureds) completes
                                              all of the medical tests and examinations that we
                                              require,
                                if the insured (or joint insureds) does not qualify for simplified underwriting.



 CONDITIONAL LIFE INSURANCE   /bullet/  the date we determine the insured (or joint insureds) has
 COVERAGE TERMINATES                    satisfied our underwriting requirements (the Policy date);
 AUTOMATICALLY ON THE                   or
 EARLIEST OF:                 /bullet/  60 days from the date the application was completed; or
                              /bullet/  the date we determine that any person proposed for insurance in the application is not insurable according to our rules, limits and standards for the plan, amount and
                                        rate class shown in the application; or
                              /bullet/  the date we modify the Policy, amount, riders and/or the rate class shown in the application, or any supplemental
                                        agreements; or
                              /bullet/  the date we mail notice of the ending of coverage and we refund the initial premium to the applicant at the address shown on the application.

 SPECIAL LIMITATIONS OF THE   /bullet/  the conditional receipt will be void:
 CONDITIONAL RECEIPT:                   --> if not signed by an authorized agent of Western
                                            Reserve;
                                        --> in the event the application contains any fraud or
                                            material misrepresentation; or
                                        --> if, on the date of the conditional receipt, the
                                            proposed insured (or joint insureds) is under 18
                                            years of age or over 80 years of age.
                              /bullet/  the conditional receipt does not provide benefits for disability and accidental death benefits.
                              /bullet/  the conditional receipt does not provide benefits if any proposed insured (or joint insured) commits suicide. In this case, Western Reserve's liability will be limited to return of the initial premium paid with the application.



     FULL INSURANCE COVERAGE AND ALLOCATION OF INITIAL PREMIUM. Once we determine that the insured (or joint insureds) meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly and daily insurance charges from your premium. This date is the Policy date. On the Policy date, we will allocate your initial premium, minus the monthly deductions and daily charges, to the subaccounts and fixed account options you elected on your application, provided you live in a state that does not require a refund of full premium during the free-look period. If your state requires us to return the full premium in the event you exercise your free-look right, we will place your premium in the reallocation account until the reallocation date. While held in the reallocation account, the initial premium will be credited with interest at the current standard fixed account rate. See Reallocation Account p. 30.

     On any day we credit premiums or transfer cash value to a subaccount, we will convert the dollar amount of the premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values
p. 30.

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If two owners are named, the Policy will be owned jointly, and each owner's consent will be required to exercise ownership rights. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured (or surviving insured, if a Joint Policy) and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

 CHANGING THE     /bullet/  Change the owner by providing written notice to us at our
 OWNER                      office at any time while the insured (or surviving insured)
                            is alive and the Policy is in force.
                  /bullet/  Change is effective as of the date that the written notice is accepted by us.
                  /bullet/  Changing the owner does not automatically change the beneficiary.
                  /bullet/  Signature of owner's spouse is required if owner is a resident of: Arizona, California, Idaho, Nevada, New
                            Mexico, Washington or Wisconsin.
                  /bullet/  Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
                  /bullet/  We are not liable for payments we made before we received the written notice at our office.



 CHOOSING THE     /bullet/  The owner(s) designates the beneficiary (the person to
 BENEFICIARY                receive the death benefit when the insured or surviving
                            insured dies) in the application.
                  /bullet/  If the owner(s) designates more than one beneficiary, then each beneficiary shares equally in any death benefit
                            proceeds unless the beneficiary designation states
                            otherwise.
                  /bullet/  If the beneficiary dies before the insured or surviving insured, then any contingent beneficiary becomes the
                            beneficiary.
                  /bullet/  If both the beneficiary and contingent beneficiary die before the insured (or surviving insured, if a Joint Policy)
                            then the death benefit will be paid to the owner or the
                            owner's estate upon the insured's (or surviving insured's, if a Joint Policy) death.



 CHANGING THE     /bullet/  The owner(s) changes the beneficiary by providing written
 BENEFICIARY                notice to us at our office.
                  /bullet/  Change is effective as of the date the owner(s) signs the written notice.
                  /bullet/  Signature of owner's spouse is required if owner is a resident of: Arizona, California, Idaho, Nevada, New
                            Mexico, Washington or Wisconsin
                  /bullet/  We are not liable for any payments we made before we received the written notice at our office.

 ASSIGNING THE     /bullet/  The owner(s) may assign Policy rights while the insured
 POLICY                      (or either or both joint insureds) is alive.
                   /bullet/  Signature of owner's spouse is required if owner is a resident of: Arizona, California, Idaho, Nevada, New
                             Mexico, Washington or Wisconsin.
                   /bullet/  The owner(s) retains any ownership rights that are not assigned.
                   /bullet/  Assignee may not change the owner(s) or the beneficiary, and may not elect or change an optional method of
                             payment. Any amount payable to the assignee will be paid
                             in a lump sum.
                   /bullet/  Claims under any assignment are subject to proof of interest and the extent of the assignment.
                   /bullet/  We are not:
                             -->   bound by any assignment unless we receive a
                                   written notice of the assignment;
                             -->   responsible for the validity of any assignment;
                             -->   liable for any payment we made before we
                                   received written notice of the assignment; or
                             -->   any assignment which results in adverse tax
                                   consequences to the owner, insured(s) or
                                   beneficiary(ies).
                   /bullet/  Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.


POLICY SPLIT OPTION

     For a Joint Policy, as long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the "Split Option") into two new individual fixed account life insurance policies, one on the life of each joint insured, if one of the three events listed below occurs. You may request this Split Option by giving us written notice within 90 days after:

   /bullet/ the enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction;

   /bullet/ the date of entry of a final decree of divorce of the joint insureds; or

   /bullet/ written confirmation of a dissolution of a business partnership of which the joint insureds were partners.

 CONDITIONS FOR EXERCISING     /bullet/  If more than one person owns the Policy, each owner must
 SPLIT OPTION:                           agree to the split.
                               /bullet/  The initial specified amount for each new policy cannot be more than 50% of the Policy's specified amount, excluding
                                         the face amount of any riders.
                               /bullet/  The new policies will be subject to our minimum and maximum specified amounts and issue ages for the plan of
                                         insurance you select.
                               /bullet/  You must obtain our approval before you can exercise the
                                         Split Option if one of the joint insureds is older than the new policy's maximum issue age when you request the
                                         Split Option.

     Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy's net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements; or you may cancel the Split Option and keep the Policy in force on both joint insureds.

     We will base the premiums for the new policies on each joint insured's attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the monthly anniversary after we receive your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.


     Exercising the Split Option may result in a taxable event. Moreover, the new life insurance policies received if you exercise the Split Option may not be treated as life insurance policies for federal income tax purposes, or, if so treated, may be treated as MECs, even if the original Policy was not. (See Federal Income Tax Considerations p. 50.) You should consult a tax advisor before exercising the Split Option.


CANCELING A POLICY


     You may cancel a Policy during the "free-look period" by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund, without interest, within seven days after we receive the returned Policy at our office. The amount of the refund will be:


     /bullet/ any monthly deductions or other charges we deducted from amounts allocated to the subaccounts and the fixed account options; PLUS

     /bullet/ your cash value in the subaccounts and the fixed account options on the date we (or our agent) receive the returned Policy at our office, except that the amount allocated to the fixed DCA account will be treated as if it had been allocated to the standard fixed account.

     If any state law prohibits the calculation above, we will refund, without interest, the total of all premiums paid for the Policy. See Allocating
Premiums p.   .


PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INITIAL PREMIUM


     The initial premium for a given specified amount depends on a number of factors including the age, gender, and rate class of the proposed insured(s). For a given initial premium, we will specify the exact specified amount that you must purchase. For a Joint Policy, we will provide the specified amount at the time of application based upon the specific ages, gender, and rate classes of the proposed joint insureds.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

                      All First Bank of Baltimore
                      ABA #: 052000113
                      For credit to: Western Reserve Life
                      Account #: 89539639
                      Policyowner's Name:
                      Policy Number:
                      Attention: General Accounting

     We currently require a minimum initial premium of $20,000. If you want to qualify for simplified underwriting, the maximum premium you can pay at the time of your application is $50,000 (for ages 35-49) and $100,000 (for ages 50-80). Other limits apply for Joint Policies and Policies with full underwriting. We reserve the right to modify these requirements and premium amounts at any time.

     TAX-FREE EXCHANGES ("1035 EXCHANGES"). We will accept part or all of your initial premium money from one or more contracts insuring the same insured that qualify for tax-free exchanges undersection 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.


     Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of our receipt of the proceeds from the 1035 Exchange before we determine your Policy's specified amount.

ADDITIONAL PREMIUMS

     You will have limited flexibility to add additional premiums to the Policy since we require that the initial premium equal the maximum amount that can be applied to the

Policy at issue. In general, you may not pay any additional premiums on the Policy for several years in order for the Policy to continue to qualify as a life insurance policy as defined in federal tax laws and regulations. At the time the Policy allows for the payment of additional premiums, we reserve the right to limit or refund any premium if:


     /bullet/ the amount is below our current minimum additional premium requirement;

     /bullet/ the premium would increase the death benefit by more than the amount of the premium; or

     /bullet/ accepting the premium would disqualify the Policy as a life insurance policy as defined in federal tax laws and regulations.

     You may pay premiums by any method we deem acceptable. We will treat any payment you make as a loan repayment unless you clearly mark it as a premium payment. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.


ALLOCATING PREMIUMS


     You must instruct us on how to allocate your premium (minus insurance charges) among the subaccounts and the fixed account options according to the following rules:


     /bullet/  allocation percentages must be in whole numbers;
     /bullet/ if you select the fixed DCA account, you must put your entire initial premium into the fixed DCA account at the time of your application; and
     /bullet/ if you select standard dollar cost averaging, you must put at least $5,000 into the WRL J.P. Morgan Money Market subaccount.


     Generally, we will not allow you to pay additional premiums except in certain limited circumstances. If we do allow you to pay additional premiums, you may change the allocation instructions for such additional premium payments without charge by writing us or calling us at 1-800-851-9777. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/ agent of record for your Policy may also change your allocation instructions for you. In the future, we may decide that the minimum amount you can allocate to a particular subaccount is 10% of a premium payment (currently not required).

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit using the unit value determined at the end of the day after the closing of the regular session of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values p. 30. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


     You should review periodically how your cash value is allocated among the subaccounts and the fixed account options because market conditions and your overall financial objectives may change.

     REALLOCATION ACCOUNT. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial premium to the reallocation account on the Policy date shown on the schedule page in your Policy. While held in the reallocation account, your premium will earn interest at the current rates for the standard fixed account. The premium will remain in the reallocation account for the number of days in your state's free-look period plus five days. This is the reallocation date. Please contact your agent for details concerning the free-look period for your state.


     On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the subaccounts and fixed account options you selected on the application. If you requested either fixed DCA or standard dollar cost averaging, we will reallocate the cash value to either the fixed DCA account or the WRL J.P. Morgan Money Market subaccount respectively, on the reallocation date.


     For states which do not require full refund of the initial premium, the reallocation date is the same as the Policy date and we will allocate your initial premium on the Policy date to the subaccounts and the fixed account options in accordance with the instructions you gave us on your application.


POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


 CASH VALUE    /bullet/  varies from day to day, depending on the investment experience of the subaccounts you choose, the interest
                         credited to the fixed account options, the charges
                         deducted and any other Policy transactions (such as
                         additional premium payments, transfers, withdrawals and
                         Policy loans).

               /bullet/ serves as the starting point for calculating values under a Policy.

               /bullet/ equals the sum of all values in each subaccount and the fixed account options.

               /bullet/ is determined on the Policy date and on each valuation date.

               /bullet/ has no guaranteed minimum amount and may be more or less than premiums paid.

               /bullet/ includes any amounts held in the standard fixed account to secure any outstanding Policy loan.

NET SURRENDER VALUE


     The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.


 NET SURRENDER      /bullet/  the cash value as of such date; MINUS
 VALUE ON ANY       /bullet/  any surrender charge as of such date; MINUS
 VALUATION DATE     /bullet/  any outstanding Policy loan(s); MINUS
 EQUALS:            /bullet/  any interest you owe on any Policy loan(s).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.


 THE NUMBER OF     /bullet/  the initial units purchased at unit value on the Policy date;
 UNITS IN ANY                PLUS
 SUBACCOUNT ON     /bullet/  units purchased with additional premium(s); PLUS
 ANY VALUATION     /bullet/  units purchased via transfers from another subaccount or
 DATE EQUALS:                the fixed account; MINUS
                   /bullet/  units redeemed to pay for monthly deductions; MINUS
                   /bullet/  units redeemed to pay for cash withdrawals; MINUS
                   /bullet/  units redeemed as part of a transfer to another subaccount or the fixed account.



     Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our office.



SUBACCOUNT UNIT VALUE

     The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

 THE UNIT VALUE        /bullet/  the total value of the portfolio shares held in the
 OF ANY                          subaccount, determined by multiplying the number of
 SUBACCOUNT AT                   portfolio shares owned by the subaccount by the
 THE END OF A                    portfolio's net asset value per share determined at the end
 VALUATION                       of the valuation period; MINUS
 PERIOD                /bullet/  a charge equal to the daily net assets of the subaccount
 IS CALCULATED AS:               multiplied by the daily equivalent of the daily charge;
                                 MINUS
                       /bullet/  the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we
                                 determine to be properly attributable to the subaccount;
                                 AND THE RESULT DIVIDED BY
                       /bullet/  the number of outstanding units in the subaccount.

     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE


     On the Policy date, the fixed account value is equal to the premiums allocated to the fixed account options, minus the portion of the first monthly deduction(s) taken from the fixed account options.




 THE FIXED ACCOUNT       /bullet/  the premium(s) allocated to the fixed account options; PLUS
 VALUE AT THE END OF     /bullet/  any amounts transferred from a subaccount to the standard
 ANY VALUATION                     fixed account; PLUS
 PERIOD IS EQUAL TO:     /bullet/  total interest credited to the fixed account options; MINUS
                         /bullet/  amounts charged to pay for monthly deductions as they are due; MINUS
                         /bullet/  amounts withdrawn from the fixed account to pay for partial withdrawals; MINUS
                         /bullet/  amounts transferred from the fixed account to a
                                   subaccount.



TRANSFERS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GENERAL


     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:

     --> You may make an unlimited number of "non-substantive" transfers in a Policy year among the subaccounts, although we do limit "substantive" transfers, as discussed below.
     --> You may make one transfer from the standard fixed account per Policy year.
     --> You may request transfers in writing (in a form we accept), by fax or by telephone.

     -->  There is no minimum amount that must be transferred.
     --> There is no minimum amount that must remain in a subaccount after a transfer.
     --> We deduct a $10 charge from the amount transferred for the 13th and each additional transfer in a Policy year.
     --> We consider all transfers made in any one day to be a single transfer.
     --> Transfers resulting from loans, conversion rights, standard and fixed dollar cost averaging, asset rebalancing, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.



     The Policy's transfer privilege is not intended to afford policyowners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from the WRL J.P. Morgan Money Market, during any 12-month period. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations or a series of movements between portfolios. We will not limit non-substantive transfers.

     Your Policy as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-851-9777 or fax your instructions to 727-299-1648.


     Please note the following regarding telephone or fax transfers:

     --> We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
     --> We will employ reasonable procedures to confirm that telephone instructions are genuine.
     --> If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
     --> Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
     -->   We may also require written confirmation of your request.
     --> If you do not want the ability to make telephone transfers, you should notify us in writing.

     --> Telephone or fax requests must be received at our office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.
     --> WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 727-299-1648.

     --> We will not be responsible for any transmittal problems when you fax us your request unless you report it to us within five business days and send us proof of your fax transmittal.
     -->   We may discontinue this option at any time.


     We will process any transfer request we receive at our office before the NYSE closes (usually 4:00 p.m. Easterm time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer request after the NYSE closes, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE.


STANDARD FIXED ACCOUNT TRANSFERS


     You may make one transfer per Policy year from the standard fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:


     -->   25% of the amount in the standard fixed account; or
     --> the amount you transferred from the standard fixed account in the immediately prior Policy year (excluding transfers from the fixed DCA account).

CONVERSION RIGHTS


     If, within two years of your Policy date, you transfer all of your subaccount values to the standard fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing.


STANDARD DOLLAR COST AVERAGING


     Standard dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when they are high. We make no guarantee that dollar cost averaging will result in a profit or protect you against a loss.


     Under standard dollar cost averaging, we automatically transfer a set dollar amount from the WRL J.P. Morgan Money Market subaccount to one or more subaccounts that you choose. At the beginning of dollar cost averaging, you must choose the time period (12, 24 or 36 months) over which the entire amount will be transferred in equal monthly installments. We will make the transfers monthly as of the end of the valuation date starting on the first Monthiversary after the Policy date or reallocation date. We will make the first transfer in the month after we receive your request, provided that we receive the form by the 25th day of the month.


 TO START STANDARD DOLLAR     --> you must submit a completed form to us at our office
 COST AVERAGING:                  requesting standard dollar cost averaging;
                              --> you must have at least $5,000 in the WRL J.P. Morgan
                                  Money Market subaccount;
                              --> the monthly amount transferred will be determined by
                                  dividing the total amount to be transferred by the number
                                  of months in the period chosen (12, 24 or 36 months);
                                  and
                              --> interest accrued on the cash value in the WRL J.P.
                                  Morgan Money Market subaccount during the term of
                                  dollar cost averaging will be transferred in the last month of the standard dollar cost averaging term.



You may request standard dollar cost averaging to begin at any time, except that you cannot begin standard dollar cost averaging if you have an active fixed DCA account. There is no charge for standard dollar cost averaging. Transfers under standard dollar cost averaging do NOT count as transfers for purposes of the transfer charge.


 STANDARD DOLLAR COST     --> we receive your request to cancel your participation;
 AVERAGING WILL           --> the value in the WRL J.P. Morgan Money Market
 TERMINATE IF:                subaccount is depleted;
                          --> you elect to participate in the asset rebalancing program;
                              OR
                          --> you elect to participate in any asset allocation services provided by a third party.


     We may modify, suspend, or discontinue standard dollar cost averaging at any time.


FIXED DCA ACCOUNT

     To be eligible for fixed dollar cost averaging, you must elect the fixed DCA account on your application and put your entire initial premium into the fixed DCA account. Money you place in the fixed DCA account will earn interest at rates we declare from time to time. Money will be transferred out of the fixed DCA account in six equal monthly installments with the first transfer starting on the first Monthiversary after the Policy date or reallocation date. Interest accrued on the initial premium will be transferred in the last month of the fixed DCA account term. Money in the fixed DCA account may be transferred entirely to other subaccounts or the standard fixed account after one month.

     There is no charge for participating in the fixed DCA account. Transfers from the fixed DCA account do NOT count as transfers for purposes of the transfer charge.

     We reserve the right to stop offering the fixed DCA account at any time for any reason. We may offer a higher 30-day interest rate guaranteed for one month. If you exercise your free-look right and you reside in a state which requires us to return your premium, then we will return your full initial premium, but without any interest. But if you reside in a state which requires us to return cash value, then we will treat your initial premium as if it had been allocated to the standard fixed account.




 FIXED DOLLAR COST          /bullet/  we receive written notice from you instructing us to cancel
 AVERAGING WILL END IF:               the program;
                            /bullet/  you elect to participate in the asset rebalancing program;
                                      or
                            /bullet/  you elect to participate in any asset allocation services provided by a third party.


ASSET REBALANCING PROGRAM


     We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the standard fixed account, the standard dollar cost averaging program and the fixed DCA account are not available for this program. This program does not guarantee gains. A subaccount may still have losses.


     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. You may modify your allocations quarterly. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.


     To start asset rebalancing, you must submit a completed asset rebalancing request form to us at our office before the maturity date. There is no charge for the asset rebalancing program. Reallocations under the asset rebalancing program will count as transfers for purposes of the transfer charge.

 ASSET REBALANCING IS NOT        --> you elect to participate in the fixed DCA account;
 PERMITTED OR WILL CEASE IF:     --> you elect to participate in the standard dollar cost
                                     averaging program;
                                 --> we receive your request to discontinue participation;
                                 --> you make ANY transfer to or from any subaccount other
                                     than under a scheduled rebalancing; or
                                 --> you elect to participate in any asset allocation services provided by a third party.



     You may start and stop participation in the asset rebalancing program at any time; but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.


THIRD PARTY ASSET ALLOCATION SERVICES


     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF POLICIES. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.



CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the service and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.


 SERVICES AND      /bullet/  the death benefit, cash and loan benefits;
 BENEFITS WE       /bullet/  investment options, including premium allocations;
 PROVIDE UNDER     /bullet/  administration of elective options;
 THE POLICY:       /bullet/  the distribution of reports to owners.

 COSTS AND              /bullet/  costs associated with processing and underwriting
 EXPENSES WE INCUR:               applications;
                        /bullet/  expenses of issuing and administering the Policy
                                  (including any Policy riders);
                        /bullet/  overhead and other expenses for providing services and benefits, sales and marketing expenses; and
                        /bullet/  other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting
                                  transactions, and paying federal, state and local premium
                                  and other taxes and fees.

 RISKS WE ASSUME:     /bullet/  that the charges we deduct may be insufficient to meet our actual claims because insureds die sooner than we
                                estimate; and
                      /bullet/  that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to
                                deduct.

PREMIUM DEDUCTIONS

     We deduct no charges from premiums before allocating the premiums to the separate account and the fixed account options according to your instructions.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We subtract any outstanding loan amount from the cash value before calculating the charge. We deduct this charge from your Policy's value in each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (I.E., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction can vary monthly, the monthly deduction will also vary.

 THE MONTHLY DEDUCTION IS     /bullet/  the monthly Policy charge based on your Policy's separate
 EQUAL TO:                              account assets; PLUS
                              /bullet/  the monthly Policy charge based on your Policy's fixed account assets; PLUS
                              /bullet/  the monthly cost of insurance charge for the Policy, if any;
                                        PLUS
                              /bullet/  the monthly charge for any benefits provided by riders attached to the Policy (currently, only the Guaranteed
                                        Minimum Death Benefit Rider).
                                        MONTHLY POLICY CHARGE:
                              /bullet/  Based on your Policy's separate account assets, this charge is equal to:
                                        --> the separate account monthly deduction charge
                                            (see table below) divided by 12; MULTIPLIED BY
                                        --> the sum of the Policy's subaccount values on
                                        the Monthiversary.
                              /bullet/  Based on your Policy's fixed account assets, this charge is equal to:
                                        --> the fixed account monthly deduction charge
                                           (see table below) divided by 12; MULTIPLIED BY
                                        --> the fixed account value on the Monthiversary,
                                            minus any outstanding Policy loan(s).
                              /bullet/  This charge compensates us for administrative
                                        expenses such as recordkeeping, processing death
                                        benefit claims and Policy changes, mortality
                                        expenses and overhead costs.
                              /bullet/  This charge varies for each Policy based on the
                                        Policy year, the insured's gender, and whether the
                                        Policy is issued on a single life or a joint and last
                                        survivor basis.



DAILY CHARGE




 THE DAILY CHARGE IS     /bullet/  On each valuation date, we deduct a daily charge at the
 EQUAL TO:                         annual rate of 0.50% from your Policy's assets in the
                                   subaccounts as part of the calculation of the unit value for each subaccount.
                         /bullet/  This charge compensates us for certain mortality and expense risks we assume.

     The monthly Policy charge and the daily charge for single life and Joint Policies are as follows:


           SINGLE LIFE POLICY                     MALE/UNISEX                     FEMALE
                                          POLICY YEARS   POLICY YEARS   POLICY YEARS   POLICY YEARS
                                              1-10            11+           1-10           11+
 SEPARATE ACCOUNT   DAILY CHARGE
 CHARGES            (from unit value)          .50%           .50%           .50%           .50%
 (annual rate)
                    MONTHLY
                    POLICY CHARGE
                    (as a % of separate
                    account assets)           2.00%          1.00%          1.85%           .85%
                     TOTAL                    2.50%          1.50%          2.35%          1.35%
 FIXED ACCOUNT      MONTHLY
 CHARGES            POLICY CHARGE
 (annual rate)      (as a % of fixed
                    account assets)           2.00%          1.00%          1.85%           .85%
                     TOTAL                    2.00%          1.00%          1.85%           .85%


                         JOINT POLICY                             POLICY YEARS 1-10     POLICY YEARS 11+
 SEPARATE ACCOUNT CHARGES     DAILY CHARGE (from unit value)              .50%                 .50%
 (annual rate)
                              MONTHLY POLICY CHARGE (as                  1.50%                 .50%
                              a % of separate account assets)
                               TOTAL                                     2.00%                1.00%
 FIXED ACCOUNT CHARGES        MONTHLY POLICY CHARGE (as                  1.50%                 .50%
 (annual rate)                a % of fixed account assets)
                               TOTAL                                     1.50%                 .50%


     COST OF INSURANCE CHARGE. We reserve the right to assess a monthly cost of insurance charge based on the amount of risk for this Policy. The charge would depend on a number of variables (age, gender, rate class, specified amount, cash value) that would cause it to vary from Policy to Policy and from Monthiversary to Monthiversary. Currently, we do not assess this charge and we do not intend to assess this charge in the future, although we reserve the right to do so. Should we begin to assess this charge in the future, we will waive any surrender charge upon the surrender of this Policy. See Surrender Charge p. 41.

     The GUARANTEED maximum monthly cost of insurance rates are based on the gender, age, plan of insurance, and risk class of the insured(s). These rates will not exceed those shown in your Policy's Table of Guaranteed Maximum Life Insurance Rates.


     We currently place insureds into standard (tobacco use) and select (non-tobacco use) rate classes. The GUARANTEED rates are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Tobacco or Non-Tobacco Mortality Rates ("1980 CSO

Tables"). Cost of insurance rates for an insured in a non-tobacco use class are less than or equal to rates for an insured of the same age and gender in a tobacco use class.

     The Policies are based on mortality tables that distinguish between males and females. As a result, the Policy may pay different benefits to men and women of the same age and rate class. We also offer Policies based on unisex mortality tables if required by state law.

SURRENDER CHARGE

     If you surrender your Policy completely during the first nine years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. There is no surrender charge if you wait until the ninth Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The surrender charge is 9.75% of the initial premium if you surrender your Policy before the end of the first Policy year and then declines gradually to 0% after the ninth Policy year. The rate at which the surrender charge declines depends on the insured's (or joint insureds') age, gender and whether you have purchased a single life or a Joint Policy. See Appendix C, Surrender Charge Table, for a schedule of the surrender charges by age, year, gender and Policy type.

     If we begin to assess a cost of insurance charge on Policies as noted above, we will waive all future surrender charges.

     The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs.

TRANSFER CHARGE

     /bullet/ We currently allow you to make 12 transfers each year free from charge.
     /bullet/  We charge $10 for each additional transfer.
     /bullet/ For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.
     /bullet/ We deduct the transfer charge from the amount being transferred. /bullet/ Transfers due to loans, exercise of conversion rights, dollar cost averaging, and transfers from the fixed account do NOT count as transfers for purposes of assessing this charge.
     /bullet/  We will not increase this charge.

TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.


PORTFOLIO EXPENSES


     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets.

These fees and expenses currently range from 0.44% to 1.20%. See the Portfolio Annual Expense Table on page 13 in this prospectus, and the fund prospectuses.

     Our affiliate, AFSG, the principal underwriter for the Policies, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you select the Guaranteed Minimum Death Benefit Rider at application, then we will deduct from your Policy's cash value (less any outstanding Policy loan) a monthly charge on the Policy date and each Monthiversary thereafter. The monthly charge will be equal to:

     /bullet/ 0.02% MULTIPLIED BY the sum of your Policy's subaccount values, if any, on the valuation date of each Monthiversary; PLUS

     /bullet/ 0.02% MULTIPLIED BY your Policy's fixed account value on the valuation date of each monthly deduction.


DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS


     As long as the Policy is in force, we will pay the death benefit proceeds on a Policy once we receive satisfactory proof of the insured's (or surviving insured's, if a Joint Policy) death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured (or surviving insured, if a Joint Policy) and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options p. 45.

 DEATH BENEFIT       /bullet/  the death benefit (described below); MINUS
 PROCEEDS EQUAL:     /bullet/  any monthly deductions due if the insured (or surviving insured, if a Joint Policy) dies during the grace period (if applicable) (see Policy Lapse and Reinstatement p. 49);
                               MINUS
                     /bullet/  any outstanding Policy loan amount on the date of death;
                               MINUS
                     /bullet/  any interest you owe on Policy loan(s).


     If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the insured's (or surviving insured's) death to the date we make payment.


     We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's (or joint insured's, if a Joint Policy) age or gender. See Our Right to Contest the Policy p. 54; and Misstatement of Age or Gender p. 55.


DEATH BENEFIT


     The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured (or surviving insured if a Joint Policy) dies.



 THE DEATH BENEFIT      /bullet/  the current specified amount; or
 IS THE GREATER OF:     /bullet/  the product of: the Policy's cash value on the date of the insured's (or surviving insured's, if a Joint Policy) death
                                  MULTIPLIED BY the "limitation percentage," shown below.



     The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured (or younger joint insured, if a Joint Policy) at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:



    ATTAINED AGE
 (YOUNGER INSURED,
 IF JOINT POLICY)           LIMITATION PERCENTAGE

    40 and under                    250%
      41 to 45     250% minus 7% for each age over age 40
      46 to 50     215% minus 6% for each age over age 45
      51 to 55     185% minus 7% for each age over age 50
      56 to 60     150% minus 4% for each age over age 55
      61 to 65     130% minus 2% for each age over age 60
      66 to 70     120% minus 1% for each age over age 65
      71 to 75     115% minus 2% for each age over age 70
      76 to 90                      105%
      91 to 94     105% minus 1% for each age over age 90
    95 and older                    100%

EFFECTS OF PARTIAL WITHDRAWALS ON THE DEATH BENEFIT


     A partial withdrawal will reduce the specified amount by an amount equal to the amount of the partial withdrawal multiplied by the ratio of the initial specified amount to the initial premium. For an example, see Partial Withdrawals p. 45.

GUARANTEED MINIMUM DEATH BENEFIT RIDER (THE "RIDER")

     If you purchase the Rider at the time you apply for the Policy and the Rider is in effect upon the insured's (or surviving insured's, if a Joint Policy) date of death, we guarantee to provide a death benefit as follows:

     --> If the net surrender value on any Monthiversary is not sufficient to cover the monthly Policy charge on such day, then coverage will be provided as indicated below, and no grace period will begin, so long as no Policy loans have been taken under the Policy;

     --> If a death benefit is payable under the provisions of this Rider, then we guarantee to provide a death benefit as follows:

        /bullet/ During the first 15 Policy years, or before the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit we will pay is the amount described under Death Benefit above;

        /bullet/ After the first 15 Policy years, or on or after the Policy anniversary following the insured's (or younger joint insured's) 75th birthday, if sooner, the minimum death benefit we will pay is the initial premium, reduced, on a dollar-for-dollar basis, by any partial withdrawals.

        /bullet/ However, in no event will the minimum death benefit ever be less than $1,000.


 THE GUARANTEED              /bullet/  the date the Policy terminates;
 MINIMUM DEATH BENEFIT       /bullet/  the date any Policy loan is taken; or
 RIDER WILL TERMINATE ON     /bullet/  the Monthiversary on which this Rider is terminated by
 THE EARLIEST OF:                      written request from the owner.




     This Rider may only be purchased at the time you purchase the Policy. There is a charge for this Rider. This Rider is not available in all states. See Guaranteed Minimum Death Benefit Rider Charge p. 41.


CHANGING THE SPECIFIED AMOUNT


     You may not increase or decrease the specified amount on your Policy. A partial withdrawal will reduce the specified amount and may have tax consequences. If you need a higher specified amount, you must apply for a second policy.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Information concerning these settlement options is available on request. None of these options vary with the investment performance of a separate account.


SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS


     You may make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. The insured (or surviving insured, if a Joint Policy) must be alive and the Policy must be in force when you make your written request. The signature of the owner's spouse is required if the owner is a resident of: Arizona, California, Idaho, Nevada, New Mexico, Washington or Wisconsin. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first nine Policy years. See Charges and Deductions -- Surrender Charge p. 41 . Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days unless you request other arrangements. A surrender may have tax consequences. See Federal Income Tax Considerations p. 50.



PARTIAL WITHDRAWALS

     After the first Policy year, you may request a partial withdrawal of a portion of your cash value subject to certain conditions.

 PARTIAL         /bullet/  You must make your partial withdrawal request to us in
 WITHDRAWAL                writing.
 CONDITIONS:     /bullet/  Signature of owner's spouse is required if owner is a resident of: Arizona, California, Idaho, Nevada, New
                           Mexico, Washington or Wisconsin.
                 /bullet/  We will only allow one partial withdrawal during a
                           12-month period.
                 /bullet/  The most you can request is the Policy's earnings. We calculate earnings as the cash value MINUS total outstanding loans, MINUS any interest you owe on the Policy loans,
                           and MINUS total premiums paid.
                 /bullet/  You may not take a partial withdrawal if it will reduce the specified amount below $1,000.
                 /bullet/  You may specify the subaccount(s) and the standard fixed account from which to make the withdrawal. If you do not
                           specify an account, we will take the withdrawal from each
                           account in accordance with your current premium
                           allocation instructions.
                 /bullet/  We generally will pay a partial withdrawal request within seven days following the valuation date we receive the
                           request.
                 /bullet/  There is no charge for taking a partial withdrawal.
                 /bullet/  A partial withdrawal may have tax consequences. See
                           Federal Income Tax Considerations p. 50.



     A partial withdrawal will reduce the cash value (and the initial premium payable under the Rider) by the amount of the partial withdrawal and will reduce the current specified amount by an amount equal to the amount of the partial withdrawal multiplied by the ratio of the initial specified amount to the initial premium. A partial withdrawal will also reduce the specified amount payable under the Rider by an amount equal to the amount of the partial withdrawal multiplied by the ratio of the initial specified amount to the initial premium.


     An example of a partial withdrawal's effect on the specified amount is shown below.


     EXAMPLE: A Policy with a specified amount of $200,000 on a male standard (age 35) paid a single premium of $48,920. The ratio of the initial specified amount to the initial premium is 4.09 (I.E., 200,000 divided by 48,920). If a $19,000 partial withdrawal is taken after the first Policy year, the specified amount will be reduced by $77,710 (I.E., 4.09 multiplied by $19,000).

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


     After the Policy date (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. Taking a loan will terminate the Guaranteed Minimum Death Benefit Rider, if elected. See Guaranteed Minimum Death Benefit Rider p. 44. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 50.



 POLICY LOANS ARE       /bullet/  you must borrow at least $500;
 SUBJECT TO CERTAIN     /bullet/  the maximum amount you may borrow is 90% of the cash
 CONDITIONS:                      value, less any surrender charge and any outstanding loan
                                  amount; and
                        /bullet/  signature of owner's spouse is required if owner is a resident of: Arizona, California, Idaho, Nevada, New
                                  Mexico, Washington or Wisconsin.



     When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make p. 55.


     You may request a loan by telephone by calling us at 1-800-851-9777. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

     You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     You can repay a loan at any time while the Policy is in force. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY AS LOAN REPAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS PREMIUM PAYMENTS.

     At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the standard fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the standard fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are NOT treated as transfers in calculating the transfer charge. We reserve the right to require the transfer to the fixed account if the loans were originally transferred from the fixed account.

INTEREST RATE CHARGED

     The annual interest rate you may pay on a Policy loan is 6.0% and is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

LOAN RESERVE INTEREST RATE CREDITED


     We will credit the amount in the loan reserve with interest at an effective annual rate of at least 3.0%. We may credit a higher rate, but we are not obligated to do so.


PREFERRED LOANS


     At any time after the Policy date, you may borrow against the Policy up to an amount that is equal to the cash value MINUS total premiums paid, LESS any outstanding loan amounts (including any interest owed on the Policy loan(s)). Such a loan is called a preferred loan. We will charge interest on a preferred loan at an annual rate of 3.0%, payable in arrears. THIS RATE IS NOT GUARANTEED. Any existing loan, other than a preferred loan, is not eligible for a preferred loan rate. Amounts in the loan reserve securing preferred loans accrue interest at the same annual rate as other loans. Consult a tax advisor before taking a preferred loan because such a loan may have adverse tax consequences. We reserve the right to modify or discontinue the preferred loan feature.


EFFECT OF POLICY LOANS


     A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan plus interest you owe on the loans. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan in the loan reserve. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the fixed account options. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account. Taking a Policy loan will cause a Guaranteed Minimum Death Benefit Rider to terminate.


     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding (see Federal Income Tax Considerations p. 50). You should consult a tax advisor before taking out a Policy loan.


     We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

     We will accept 1035 Exchanges where the policy from another company has an outstanding policy loan of no more than 40% of the policy's cash value transferred to our Policy. We intend to treat these as preferred loan amounts.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE


     Your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. A lapse might also occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net surrender value.


     The monthly deductions may exceed the net surrender value if:

     /bullet/ we begin to impose monthly cost of insurance charges; or /bullet/ the sum of all outstanding Policy loans plus accrued loan interest exceeds the net surrender value.

     If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and to any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

     Generally, you may not reinstate this Policy after it has lapsed. See Reinstatement below.


     If you purchase the Rider, then no grace period will begin (and the Policy will not lapse) provided that there have been no Policy loans. See Guaranteed Minimum Death Benefit Rider p. 44.


REINSTATEMENT

     You may not reinstate your Policy if it lapses unless you completed the Policy application and had your Policy delivered to you in a state which permits reinstatement. If so, then we will reinstate a lapsed Policy within five years from the date of lapse (and prior to the maturity date). To reinstate the Policy you must:

     /bullet/  submit a written application for reinstatement;
     /bullet/  provide evidence of insurability satisfactory to us;
     /bullet/  make a payment that is large enough to cover:
               --> any monthly deductions due at the time of termination and upon reinstatement; plus
               --> one monthly deduction in advance; plus
               --> repayment of outstanding loans plus unpaid interest.


We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.


TAX STATUS OF THE POLICY


     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, it is reasonable to conclude that the Policy should generally satisfy the applicable Code requirements. Because of certain innovative features of the Policies and the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.


     The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludable from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.


     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (E.G., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. IN MOST SITUATIONS, THE POLICIES WILL BE CLASSIFIED AS MECS. There are, however, certain limited situations where a Policy may not be classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC.

     Distributions (other than Death Benefits from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:


     /bullet/ All distributions other than death benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     /bullet/ Loans taken from or secured by (E.G., by assignment) such a Policy are treated as distributions and taxed accordingly.

     /bullet/ A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 591/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.


     /bullet/ If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.


     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

     Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includable in the owner's income when a taxable distribution occurs.


     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


     TAX TREATMENT OF POLICY SPLIT. If you purchase a Joint Policy, the Policy Split Option permits you to split the Policy into two new individual life insurance policies upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or a dissolution of a business partnership of which the joint insureds were partners. (See Policy Split Option p. 26.) A Policy split could have adverse tax consequences. For example, it is not clear whether a Policy split will be treated as a nontaxable exchange under sections 1031 through 1043 of the Code. If a Policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a Policy split would in all circumstances be treated as life insurance policies for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a Policy split.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

SPECIAL RULES FOR 403(B) ARRANGEMENTS

     If this Policy is purchased by public school systems and certain tax-exempt organizations for their employees, then the federal, state and estate tax consequences could differ from those stated in the prospectus. A competent tax advisor should be consulted in connection with such purchase.

     Certain restrictions apply. The Policy must be purchased in connection with a tax-sheltered annuity described in section 403(b) of the Code. Premiums, distributions, and other transactions in connection with the Policy must be administered in coordination with the section 403(b) annuity.

     The amount of life insurance that may be purchased on behalf of a participant in a 403(b) plan is limited. The current cost of insurance for the net amount at risk is treated under the Code as a "current fringe benefit" and must be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually.

     If the plan participant dies while covered by the 403(b) plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value will generally not be taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.

     Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), which may impose additional requirements of Policy loans and other Policy provisions. Plan loans must also satisfy tax requirements in order to be treated as non-taxable. Plan loan requirements and provisions may differ from the Policy loan provisions stated in the prospectus. You should consult a qualified advisor regarding ERISA.


OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OUR RIGHT TO CONTEST THE POLICY

     In issuing this Policy, we rely on all statements made by or for the insured (or joint insureds) in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime (or while both joint insureds are still alive) for two years from the Policy date, or if reinstated (if permitted by state law), for two years from the date of reinstatement. If you purchased a Joint Policy, at the end of the second Policy year, we will send you a notice asking you whether either joint insured has died. We can still contest the Policy's validity even if you do not notify us that a joint insured has died and even if the Policy is still in force.

SUICIDE EXCLUSION


     If the insured (or either joint insured) commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date; if the Policy lapses and is reinstated), then the Policy will terminate and our total liability, including the Rider, is limited to an amount equal to the total premiums paid, less any outstanding loans and less any partial withdrawals. We will pay this amount to the beneficiary in one sum. If the Policy lapsed, we will measure the suicide period from the reinstatement date (if permitted by state law).

MISSTATEMENT OF AGE OR GENDER


     If the age or gender of the insured (or either joint insured) was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured(s) correct age and gender.


MODIFYING THE POLICY

     Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     If we modify the Policy, we will provide you with notice and we will make appropriate endorsements to the Policy.

BENEFITS AT MATURITY


     If the insured (or either joint insured) is living and the Policy is in force, the Policy will mature on the Policy anniversary following the insured's (or younger joint insured's) 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.


     We will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension between 90 and 180 days prior to the maturity date. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year.

     If you extend the maturity date on each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions.

     The tax consequences of extending the maturity date beyond the 100th birthday of the insured (or a joint insured) are uncertain. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE


     We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

     /bullet/ the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

     /bullet/ the SEC permits, by an order, the postponement for the protection of policyowners; OR

     /bullet/ the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.


     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.


REPORTS TO OWNERS

     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

/check mark/  the current cash value              /check mark/  any activity since the last report
/check mark/  the current net surrender value     /check mark/  investment experience of each subaccount
/check mark/  the current death benefit           /check mark/  any other information required by law
/check mark/  any outstanding loans

     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.


RECORDS

     We will maintain all records relating to the separate account and the fixed account options.


POLICY TERMINATION

     Your Policy will terminate on the earliest of:

  /bullet/     the maturity date;                     /bullet/     the end of the grace period; or
  /bullet/     the date the insured (or surviving     /bullet/     the date the Policy is surrendered.
               insured) dies;

IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATES OF RETURN

     This section shows the historical investment experience of the portfolios based on the portfolios' historical investment experience. This information does not represent or project future investment performance.


     We base the rates of return that we show below on each portfolio's actual investment performance. We deduct investment management fees and direct fund expenses. The rates are actual average annual total return for the periods ended on December 31, 1999.

     These rates of return do not reflect any charges that are deducted under the Policy or from the separate account (such as the daily charge, the monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

     We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                          AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 1999




                                                                                                              INCEPTION
FUND PORTFOLIO                                     INCEPTION    10 YEARS    5 YEARS    3 YEARS     1 YEAR        DATE
------------------------------------------------ ------------- ---------- ----------- --------- ----------- -------------
WRL VKAM Emerging Growth .......................      32.64%      N/A         42.96%    50.69%    105.16%    03/01/1993
WRL T. Rowe Price Small Cap ....................      38.49%      N/A         N/A        N/A       N/A       05/03/1999
WRL Goldman Sachs Small Cap ....................      17.82%      N/A         N/A        N/A       N/A       05/03/1999
WRL Pilgrim Baxter Mid Cap Growth ..............      78.00%      N/A         N/A        N/A       N/A       05/03/1999
WRL Alger Aggressive Growth ....................      30.35%      N/A         36.62%    46.16%     69.02%    03/01/1994
WRL Third Avenue Value .........................       3.84%      N/A         N/A        N/A       15.72%    01/02/1998
WRL GE International Equity ....................      14.90%      N/A         N/A        N/A       24.95%    01/02/1997
WRL Janus Global ...............................      27.91%      N/A         32.94%    38.24%     71.10%    12/03/1992
WRL Janus Growth ...............................      23.47%      23.62%      39.89%    45.60%     59.67%    10/02/1986
WRL Goldman Sachs Growth .......................      17.50%      N/A         N/A        N/A       N/A       05/03/1999
WRL GE U.S. Equity .............................      22.76%      N/A         N/A        N/A       18.41%    01/02/1997
WRL Salomon All Cap ............................      15.57%      N/A         N/A        N/A       N/A       05/03/1999
WRL C.A.S.E. Growth ............................      18.80%      N/A         N/A       16.41%     33.84%    05/01/1995
WRL Dreyfus Mid Cap ............................       7.20%      N/A         N/A        N/A       N/A       05/03/1999
WRL NWQ Value Equity ...........................      10.76%      N/A         N/A        8.73%      7.95%    05/01/1996
WRL T. Rowe Price Dividend Growth ..............      (7.40)%     N/A         N/A        N/A       N/A       05/03/1999
WRL Dean Asset Allocation ......................      10.38%      N/A         N/A        6.02%     (5.64)%   01/03/1995
WRL LKCM Strategic Total Return ................      13.82%      N/A         16.50%    14.40%     12.07%    03/01/1993
WRL J.P. Morgan Real Estate Securities .........     (11.31)%     N/A         N/A        N/A       (3.77)%   05/01/1998
WRL Federated Growth & Income ..................       8.82%      N/A         11.41%     7.07%     (4.45)%   03/01/1994
WRL AEGON Balanced .............................       8.53%      N/A         11.34%     8.86%      3.03%    03/01/1994
WRL AEGON Bond .................................       7.03%       7.33%       7.36%     5.02%     (2.94)%   10/02/1986
WRL J.P. Morgan Money Market* ..................       5.00%       4.67%       5.11%     5.04%      4.63%    10/02/1986
S&P 500 ........................................      18.11%      18.20%      28.54%    27.56%     21.04%    10/02/1986



* Yield more closely reflects the current earnings than its total return.

     Because WRL Great Companies -- AmericaSM, WRL Great Companies -- TechnologySM, WRL Value Line Aggressive Growth Portfolios, Fidelity VIP Equity-Income Portfolio -- Service Class 2, Fidelity VIP II
Contrafund/registered trademark/ Portfolio -- Service Class 2 and Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2 had not commenced operations as of December 31, 1999, the above chart does not reflect rates of return for these portfolios.

     The annualized yield for the WRL J.P. Morgan Money Market portfolio for the seven days ended December 31, 1999 was 5.15%.

     Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

HYPOTHETICAL ILLUSTRATIONS BASED ON SUBACCOUNT PERFORMANCE

     This section contains hypothetical illustrations of Policy values based on the historical experience of the subaccounts. We started selling the Policies in 2000. The separate account commenced operations on October 2, 1986. The rates of return below show the actual investment experience of each subaccount for the periods shown. The illustrations of cash value and net surrender value below depict these Policy values as if you had purchased the Policy without the Guaranteed Minimum Death Benefit Rider on the last valuation date prior to January 1 of the year after the subaccount began operations. The illustrations are based on the historical investment experience of the subaccount indicated as of the last valuation date prior to January 1 of the year after the subaccount began operations. WE ASSUMED THE RATE OF RETURN FOR EACH SUBACCOUNT IN EACH CALENDAR YEAR TO BE UNIFORMLY EARNED THROUGHOUT THE YEAR; HOWEVER, THE SUBACCOUNT'S ACTUAL PERFORMANCE DID AND WILL VARY THROUGHOUT THE YEAR.

     In order to demonstrate how the actual investment experience of the subaccounts could have affected the cash value and net surrender value of the Policy, we provide hypothetical illustrations for a hypothetical insured. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE HYPOTHETICAL INSURED COULD HAVE HELD THE POLICY DURING THE PERIOD ILLUSTRATED. These illustrations do not represent what may happen in the future.

     The amounts we show for cash values and net surrender values take into account all charges and deductions from the Policy, the separate account, and the portfolios. For each subaccount, we base one illustration on the guaranteed cost of insurance rates and one on the current cost of insurance rates for a single life Policy for a hypothetical male insured age 35. The insured's age, gender and rate class, amount and timing of premium payments, withdrawals, and loans would affect individual Policy benefits. These illustrations are also available for a Joint Policy and would be different if based on a Joint Policy.

     For each subaccount, the illustrations below assume the Policy was purchased without the Rider based on an initial premium of $30,000 and a specified amount of $147,487 for a male age 35, select, non-tobacco use, rate class.

     The following example shows how the hypothetical net return of the WRL Janus Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                               WRL JANUS GROWTH
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates




                                                    Cash Value             Net Surrender Value
                                             -------------------------   ------------------------
Last valuation date prior to January 1*:       Current     Guaranteed      Current     Guaranteed
------------------------------------------   ----------   ------------   ----------   -----------
1988 .....................................    $ 32,449      $ 32,244      $ 29,524     $ 29,319
1989 .....................................      37,540        37,086        34,690       34,236
1990 .....................................      53,833        52,943        51,058       50,168
1991 .....................................      52,386        51,333        49,686       48,633
1992 .....................................      81,639        79,728        79,239       77,328
1993 .....................................      81,493        79,313        79,393       77,213
1994 .....................................      82,634        80,140        80,834       78,340
1995 .....................................      73,893        71,405        72,693       70,205
1996 .....................................     106,021       102,074       105,421      101,474
1997 .....................................     121,971       116,991       121,971      116,991
1998 .....................................     141,225       134,943       141,225      134,943
1999 .....................................     228,814       217,783       228,814      217,783
2000 .....................................     359,898       341,181       359,898      341,181



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL AEGON Bond subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                                WRL AEGON BOND
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1988 .....................................    $27,603       $27,411      $24,678      $24,486
1989 .....................................     29,001        28,583       26,151       25,733
1990 .....................................     32,429        31,726       29,654       28,951
1991 .....................................     33,592        32,629       30,892       29,929
1992 .....................................     38,938        37,561       36,538       35,161
1993 .....................................     40,556        38,866       38,456       36,766
1994 .....................................     44,844        42,697       43,044       40,897
1995 .....................................     40,699        38,481       39,499       37,281
1996 .....................................     48,820        45,826       48,220       45,226
1997 .....................................     47,680        44,446       47,680       44,446
1998 .....................................     51,270        47,442       51,270       47,442
1999 .....................................     55,211        50,722       55,211       50,722
2000 .....................................     52,787        48,124       52,787       48,124



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL J.P. Morgan Money Market subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                         WRL J.P. MORGAN MONEY MARKET
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1988 .....................................    $30,593       $30,393      $27,668      $27,468
1989 .....................................     31,558        31,142       28,708       28,292
1990 .....................................     33,269        32,606       30,494       29,831
1991 .....................................     34,745        33,819       32,045       31,119
1992 .....................................     35,664        34,468       33,264       32,068
1993 .....................................     35,835        34,373       33,735       32,273
1994 .....................................     35,806        34,067       34,006       32,267
1995 .....................................     36,121        34,065       34,921       32,865
1996 .....................................     37,130        34,688       36,530       34,088
1997 .....................................     38,031        35,180       38,031       35,180
1998 .....................................     39,426        36,093       39,426       36,093
1999 .....................................     40,880        37,018       40,880       37,018
2000 .....................................     42,137        37,722       42,137       37,722



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL Janus Global subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1993. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                               WRL JANUS GLOBAL
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value             Net Surrender Value
                                             -------------------------   ------------------------
Last valuation date prior to January 1*:       Current     Guaranteed      Current     Guaranteed
------------------------------------------   ----------   ------------   ----------   -----------
1994 .....................................    $ 39,512      $ 39,289      $ 36,587     $ 36,364
1995 .....................................      38,632        38,224        35,782       35,374
1996 .....................................      46,364        45,654        43,589       42,879
1997 .....................................      57,761        56,657        55,061       53,957
1998 .....................................      66,898        65,406        64,498       63,006
1999 .....................................      84,824        82,648        82,724       80,548
2000 .....................................     141,542       137,426       139,742      135,626



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL VKAM Emerging Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                           WRL VKAM EMERGING GROWTH
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value             Net Surrender Value
                                             -------------------------   ------------------------
Last valuation date prior to January 1*:       Current     Guaranteed      Current     Guaranteed
------------------------------------------   ----------   ------------   ----------   -----------
1995 .....................................    $ 27,106      $ 26,916      $ 24,181     $ 23,991
1996 .....................................      38,806        38,284        35,956       35,434
1997 .....................................      44,994        44,171        42,219       41,396
1998 .....................................      53,294        52,099        50,594       49,399
1999 .....................................      71,377        69,542        68,977       67,142
2000 .....................................     142,815       138,666       140,715      136,566



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL LKCM Strategic Total Return subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                        WRL LKCM STRATEGIC TOTAL RETURN
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1995 .....................................    $29,103       $28,907      $26,178      $25,982
1996 .....................................     35,383        34,917       32,533       32,067
1997 .....................................     39,687        38,942       36,912       36,167
1998 .....................................     47,163        46,046       44,463       43,346
1999 .....................................     50,430        49,014       48,030       46,614
2000 .....................................     55,120        53,341       53,020       51,241


* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL Alger Aggressive Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.


                          WRL ALGER AGGRESSIVE GROWTH
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value             Net Surrender Value
                                             -------------------------   ------------------------
Last valuation date prior to January 1*:       Current     Guaranteed      Current     Guaranteed
------------------------------------------   ----------   ------------   ----------   -----------
1996 .....................................    $ 40,383      $ 40,157      $ 37,458     $ 37,232
1997 .....................................      43,501        43,063        40,651       40,213
1998 .....................................      52,714        51,973        49,939       49,198
1999 .....................................      76,445        75,134        73,745       72,434
2000 .....................................     126,010       123,453       123,610      121,053



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL Dean Asset Allocation subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                           WRL DEAN ASSET ALLOCATION
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................    $35,137       $34,924      $32,212      $31,999
1997 .....................................     39,210        38,765       36,360       35,915
1998 .....................................     44,586        43,866       41,811       41,091
1999 .....................................     47,107        46,135       44,407       43,435
2000 .....................................     43,352        42,246       40,952       39,846



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL Federated Growth & Income subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                         WRL FEDERATED GROWTH & INCOME
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................    $36,645       $36,429      $33,720      $33,504
1997 .....................................     39,899        39,460       37,049       36,610
1998 .....................................     48,506        47,754       45,731       44,979
1999 .....................................     48,747        47,792       46,047       45,092
2000 .....................................     45,426        44,327       43,026       41,927



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL AEGON Balanced subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL AEGON BALANCED
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1996 .....................................    $35,051       $34,839      $32,126      $31,914
1997 .....................................     37,851        37,416       35,001       34,566
1998 .....................................     43,226        42,512       40,451       39,737
1999 .....................................     45,081        44,123       42,381       41,423
2000 .....................................     45,297        44,113       42,897       41,713



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL C.A.S.E. Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1996. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL C.A.S.E. GROWTH
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1997 .....................................    $34,378       $34,168      $31,453      $31,243
1998 .....................................     38,566        38,120       35,716       35,270
1999 .....................................     38,542        37,891       35,767       35,116
2000 .....................................     50,310        49,217       47,610       46,517



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL GE U.S. Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL GE U.S. EQUITY
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $37,160       $36,942      $34,235      $34,017
1999 .....................................     44,531        44,060       41,681       41,210
2000 .....................................     51,427        50,679       48,652       47,904


* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL NWQ Value Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                             WRL NWQ VALUE EQUITY
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $36,583       $36,367      $33,658      $33,442
1999 .....................................     33,972        33,581       31,122       30,731
2000 .....................................     35,766        35,135       32,991       32,360



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL GE International Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                          WRL GE INTERNATIONAL EQUITY
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1998 .....................................    $31,452       $31,250      $28,527      $28,325
1999 .....................................     34,618        34,181       31,768       31,331
2000 .....................................     42,187        41,424       39,412       38,649



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL Third Avenue Value subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1998. This example assumes that the premium and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                            WRL THIRD AVENUE VALUE
                   Male Issue Age 35, $30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
1999 .....................................    $27,256       $27,065      $24,331      $24,140
2000 .....................................     30,761        30,321       27,911       27,471



* For each year shown, benefits and values reflect only single premium paid.

     The following example shows how the hypothetical net return of the WRL J.P. Morgan Real Estate Securities subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1999. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                    WRL J.P. MORGAN REAL ESTATE SECURITIES
                   Male Issue Age 35, 30,000 Single Premium
          ($147,487 Specified Amount, Non-Tobacco Use, Select Class)
              Both Current and Guaranteed Cost of Insurance Rates



                                                    Cash Value            Net Surrender Value
                                             ------------------------   -----------------------
Last valuation date prior to January 1*:      Current     Guaranteed     Current     Guaranteed
------------------------------------------   ---------   ------------   ---------   -----------
2000 .....................................    $28,156       $27,963      $25,231      $25,038



* For each year shown, benefits and values reflect only single premium paid.

     Because the WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap subaccounts did not commence operations until May 3, 1999, and the WRL Great Companies -- America,SM WRL Great Companies -- Technology,(SM) WRL Value Line Aggressive Growth subaccounts, Fidelity VIP Equity-Income -- Service Class 2, Fidelity VIP II Contrafund/registered trademark/ -- Service Class 2 and Fidelity VIP III Growth Opportunities -- Service Class 2 subaccounts did not commence operations until May 1, 2000, there are no hypothetical illustrations for these subaccounts.

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

     We may compare each subaccount's performance to the performance of:


   /bullet/  other variable life issuers in general;
   /bullet/ variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (E.G., FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE);

             --> Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.
   /bullet/ the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
             --> unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
   /bullet/  other types of investments, such as:
              --> certificates of deposit;

              --> savings accounts and U.S. Treasuries;
              --> certain interest rate and inflation indices (E.G., the
                  Consumer Price Index); or
              --> indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (E.G., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).


WESTERN RESERVE'S PUBLISHED RATINGS


     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Duff & Phelps Credit Rating Co. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

ADDITIONAL INFORMATION
--------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES

     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The maximum sales commission payable to Western Reserve agents or other registered representatives will be approximately 7.65% of the initial premium. In addition, certain production, persistency and managerial bonuses may be paid.


     AFSG will receive the 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.


LEGAL MATTERS


     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of Ohio law pertaining to the Policy have been passed upon by Thomas E. Pierpan, Senior Vice President, Assistant Secretary and General Counsel of Western Reserve.


LEGAL PROCEEDINGS

     Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the separate account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us, or AFSG, or the separate account.


VARIATIONS IN POLICY PROVISIONS

     Certain provisions of the Policy may vary from the descriptions in this prospectus in order to comply with different state laws. These variations may include restrictions on Policy reinstatement, use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.


EXPERTS


     The financial statements of WRL Series Life Account as of December 31, 1999 and for the year then ended have been included herein in reliance upon the report of

PricewaterhouseCoopers LLP, independent certified public accountants, and upon the authority of that firm as experts in accounting and auditing.

     The statutory-basis financial statements and schedules of Western Reserve at December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein which is based in part on the report of PricewaterhouseCoopers LLP, independent certified public accountants. The financial statements and schedules referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.


     Actuarial matters included in this prospectus have been examined by Alan Yaeger as stated in the opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS


     Western Reserve's financial statements appear on the following pages. These financial statements should be distinguished from the separate account's financial statements and you should consider Western Reserve's financial statements only as bearing upon Western Reserve's ability to meet its obligations under the Policies.

     Western Reserve's financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, have been prepared on the basis of statutory accounting principles rather than generally accepted accounting principles.


ADDITIONAL INFORMATION ABOUT WESTERN RESERVE


     Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc. Western Reserve's office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.


     Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

WESTERN RESERVE'S DIRECTORS AND OFFICERS

     We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.

                              BOARD OF DIRECTORS


                                                                     PRINCIPAL OCCUPATION
 NAME AND ADDRESS                   POSITION WITH WESTERN RESERVE    DURING PAST 5 YEARS
 John R. Kenney                    Chairman of the Board and         Chairman of the Board, and
 570 Carillon Parkway              Chief Executive Officer           President of WRL Series Fund,
 St. Petersburg, Florida 33716                                       Inc. (1993 - present); Chairman
                                                                     of the Board of IDEX Mutual
                                                                     Funds (1990 - present); Chair-
                                                                     man of the Board of WRL
                                                                     Investment Management, Inc.
                                                                     (1996 - present); and Chairman
                                                                     of the Board of WRL Investment
                                                                     Services, Inc. (1996 - present).

 Jerome C. Vahl                    Director and President            Executive Vice President (1998 -
 570 Carillon Parkway                                                1999), Vice President (1995 -
 St. Petersburg, Florida 33716                                       1998), Assistant Vice President
                                                                     (1994 - 1995) of Western
                                                                     Reserve; Vice President and
                                                                     Manager Corporate Projects
                                                                     (1991 - 1996), and Manager Tax
                                                                     and Technical (1986 - 1991) of
                                                                     AEGON USA, Inc.

 Jack E. Zimmerman                 Director                           Trustee, IDEX Mutual Funds
 507 St. Michel Circle                                               (1987 - present); retired from
 Kettering, Ohio 45429                                               Martin Marietta (1993).

 Lyman H. Treadway                 Director                          Retired Consultant.
 30195 Chagrin Blvd., Ste. 210N
 Cleveland, Ohio 44124

 James R. Walker                   Director                          Self-employed, Public
 3320 Office Park Dr.                                                Accountant (1996 - present);
 Dayton, Ohio 45439                                                  Partner, Walker-Davis C.P.A.'s,
                                                                     Dayton, Ohio (1990 - 1995).

The following table gives the name, address and principal occupation during the past five years of the principal officers of Western Reserve (other than officers listed above as directors).

                              PRINCIPAL OFFICERS



                                                              PRINCIPAL OCCUPATION
 NAME AND ADDRESS          POSITION WITH WESTERN RESERVE      DURING PAST 5 YEARS
 Alan M. Yaeger*        Executive Vice President,             Executive Vice President, WRL
                        Actuary and Chief                     Series Fund, Inc. (1993 -
                        Financial Officer                     present); Director of WRL
                                                              Investment Management, Inc.
                                                              (1996 - present); Director of
                                                              WRL Investment Services, Inc.
                                                              (1996 - present).

 William H. Geiger*     Senior Vice President, Secretary,     Senior Vice President, Secretary,
                        Corporate Counsel and Group           Corporate Counsel, and Group
                        Vice President -- Compliance          Vice President-Compliance (1998
                                                              - present); Senior Vice President,
                                                              Secretary, General Counsel and
                                                              Group Vice President-
                                                              Compliance (1996 - 1998),
                                                              Senior Vice President, Secretary,
                                                              and General Counsel (1990 -
                                                              1996) of Western Reserve;
                                                              Group Vice President-
                                                              Compliance and Corporate
                                                              Counsel (1996 - present) of
                                                              AUSA Life Insurance Company,
                                                              Inc., Bankers United Life
                                                              Assurance Company, Life
                                                              Investors Insurance Company of
                                                              America, Monumental Life
                                                              Insurance Company and PFL
                                                              Life Insurance Company,
                                                              subsidiaries of AEGON USA,
                                                              Inc.; Assistant Secretary (1990 -
                                                              present), Vice President and
                                                              Assistant Secretary (1990 -
                                                              1997) of IDEX Mutual Funds;
                                                              and Assistant Secretary (1994 -
                                                              present) and Vice President and
                                                              Assistant Secretary (1994 -
                                                              1997) of WRL Series Fund, Inc.

 Allan J. Hamilton*     Vice President, Treasurer             Vice President and Controller
                        and Controller                        (1987 - present), Treasurer (1997
                                                              - present) of Western Reserve;
                                                              Treasurer and Chief Financial
                                                              Officer of WRL Series Fund, Inc.
                                                              (1997 - present).


* Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.

     Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.


ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT


     Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve and its affiliates, AUSA Life Insurance Company, Inc. and PFL Life Insurance Company, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

APPENDIX A -- ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the single premium was paid and the return on the assets in the subaccounts was a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables illustrate Policy values that would result based on assumptions that you pay the initial premium indicated and you do not take any partial withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

     We based the illustration on page 77 on a Policy for an insured who is a 35 year old male in the select, non-tobacco use rate class, initial premium of $30,000 and a $147,487 initial specified amount and the Policy's death benefit without the Guaranteed Minimum Death Benefit Rider. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates.

     The illustration on page 78 is based on the same factors as those on page 77, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

     We based the illustration on page 79 on a Policy for joint insureds who are a 55 year old male and a 55 year old female in the select, non-tobacco use rate class, initial premium of $30,000, a $109,579 initial specified amount and the Policy's death benefit without the Guaranteed Minimum Death Benefit Rider. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates.

     The illustration on page 80 is based on the same factors as those on page 79, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

     For the CURRENT cost of insurance illustrations, we do not currently assess any additional cost of insurance charge and we do not intend to assess this charge in the future, although we reserve the right to do so.

     The amounts we show for the death benefits, cash values and net surrender values take into account (1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.50% of the average net assets of the subaccounts; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.92% of the portfolios' average daily net assets; and (3) all applicable cash value charges using the current monthly Policy charge. The 0.92% average portfolio expense level assumes an equal allocation of amounts among the 29 subaccounts.

     Taking into account the monthly Policy charge, the daily charge and the assumed average portfolio expense levels, the gross annual investment return rates of 0%, 6% and

12% are equivalent to net annual investment return rates as described in the chart below for a Policy assuming CURRENT cost of insurance charges. For a Policy assuming GUARANTEED cost of insurance charges, the net annual investment return rates will be further reduced.



Gross Rates of Return               0%                   6%                   12%
-------------------------   -------------------   -----------------   --------------------
                                    Equivalent Net Annual Investment Return Rates
                            --------------------------------------------------------------
                              1-10        11+       1-10      11+       1-10        11+
               For Years:   --------   --------   -------   -------   -------   ----------
SINGLE LIFE:
 - Male/Unisex ..... ....   -3.39%     -2.42%     2.49%     3.52%     8.37%         9.46%
 - Female .......... ....   -3.25%     -2.27%     2.64%     3.67%     8.53%         9.62%
                            -----      -----      ----      ----      ----          ----
JOINT LIFE ..............   -2.91%     -1.93%     3.00%     4.04%     8.91%        10.01%
                            -----      -----      ----      ----      ----         -----



     We used actual annual audited expenses incurred during 1999 as shown in the Portfolio Annual Expense Table for the portfolios to calculate the average annual expense level.

     Because the WRL Great Companies -- AmericaSM, WRL Great Companies -- TechnologySM, and WRL Value Line Aggressive Growth portfolios, Fidelity VIP III Growth Opportunities Portfolio -- Service Class 2, Fidelity VIP II Contrafund/registered trademark/ Portfolio -- Service Class 2 and Fidelity VIP Equity-Income Portfolio -- Service Class 2 had not commenced operations as of December 31, 1999, the estimated average annual portfolio expense level reflects estimated expenses for each of these portfolios for 2000.

     During 1999, WRL Management undertook to pay normal operating expenses of certain WRL portfolios that exceeded a certain stated percentage of those portfolios' average daily net assets. WRL Management has undertaken until at least April 30, 2001 to pay expenses to the extent normal total operating expenses of certain portfolios of the WRL Fund exceed a stated percentage of the portfolio's average daily net assets. For details on these expense limits, the amounts reimbursed by WRL Management during 1999, and the expense ratios without reimbursements, see the Portfolio Annual Expense Table on page 13 of this prospectus.

     Without these waivers and reimbursements, total annual expenses for the portfolios would have been greater, and the illustrations would have assumed that the assets in the portfolios were subject to an average annual expense level of 1.53%.

     THE HYPOTHETICAL RETURNS SHOWN IN THE TABLES ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Tax charges that may be attributable to the separate account are not reflected, because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.

     The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if you invested an amount equal to the premium to earn interest at 5% per year, compounded annually.

     We will furnish, upon request, a comparable illustration reflecting the proposed insured's age, gender, risk classification and desired Policy features.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35



     Initial Specified Amount $147,487     Select, Non-Tobacco Use Class
     Initial Premium $30,000               Death Benefit Without Rider
                     Using Current Cost of Insurance Rates


                                     DEATH BENEFIT
END OF       PREMIUMS         ASSUMING HYPOTHETICAL GROSS*
POLICY      ACCUMULATED       ANNUAL INVESTMENT RETURN OF
YEAR           AT 5%          0%          6%           12%
1              31,500     147,487     147,487        147,487
2              33,075     147,487     147,487        147,487
3              34,729     147,487     147,487        147,487
4              36,465     147,487     147,487        147,487
5              38,288     147,487     147,487        147,487
6              40,203     147,487     147,487        147,487
7              42,213     147,487     147,487        147,487
8              44,324     147,487     147,487        147,487
9              46,540     147,487     147,487        147,487
10             48,867     147,487     147,487        149,042
15             62,368     147,487     147,487        201,673
20             79,599     147,487     147,487        260,720
25            101,591     147,487     147,487        349,976
30            129,658     147,487     147,487        501,132
35            165,480     147,487     147,487        749,393
40            211,200     147,487     147,487      1,087,163
45            269,550     147,487     147,487      1,677,873
50            344,022     147,487     162,189      2,638,872
55            439,069     147,487     192,993      4,150,281
60            560,376     147,487     220,899      6,278,685
65            715,197     147,487     260,250      9,777,019



END OF                 CASH VALUE                        NET SURRENDER VALUE
POLICY        ASSUMING HYPOTHETICAL GROSS*          ASSUMING HYPOTHETICAL GROSS*
YEAR           ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
              0%          6%           12%          0%          6%           12%
1           28,988      30,752        32,517      26,063      27,827        29,592
2           28,010      31,523        35,244      25,160      28,673        32,394
3           27,065      32,314        38,201      24,290      29,539        35,426
4           26,152      33,124        41,405      23,452      30,424        38,705
5           25,270      33,955        44,879      22,870      31,555        42,479
6           24,417      34,806        48,643      22,317      32,706        46,543
7           23,593      35,679        52,724      21,793      33,879        50,924
8           22,797      36,573        57,146      21,597      35,373        55,946
9           22,028      37,491        61,940      21,428      36,891        61,340
10          21,285      38,431        67,136      21,285      38,431        67,130
15          18,849      45,730       105,588      18,849      45,730       105,588
20          16,692      54,415       166,063      16,692      54,415       166,063
25          14,782      64,749       261,176      14,782      64,749       261,176
30          13,091      77,047       410,764      13,091      77,047       410,764
35          11,593      91,680       646,028      11,593      91,680       646,028
40          10,266     109,092     1,016,040      10,266     109,092     1,016,040
45           9,091     129,812     1,597,975       9,091     129,812     1,597,975
50           8,051     154,466     2,513,211       8,051     154,466     2,513,211
55           7,129     183,803     3,952,648       7,129     183,803     3,952,648
60           6,314     218,712     6,216,520       6,314     218,712     6,216,520
65           5,591     260,250     9,777,019       5,591     260,250     9,777,019



*For the equivalent net annual investment return rates, see p. 58.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35



    Initial Specified Amount $147,487     Select, Non-Tobacco Use Class
    Initial Premium $30,000               Death Benefit Without Rider
                  Using Guaranteed Cost of Insurance Rates




                                     DEATH BENEFIT
END OF       PREMIUMS        ASSUMING HYPOTHETICAL GROSS**
POLICY      ACCUMULATED       ANNUAL INVESTMENT RETURN OF
YEAR           AT 5%          0%          6%           12%
1              31,500      147,487     147,487       147,487
2              33,075      147,487     147,487       147,487
3              34,729      147,487     147,487       147,487
4              36,465      147,487     147,487       147,487
5              38,288      147,487     147,487       147,487
6              40,203      147,487     147,487       147,487
7              42,213      147,487     147,487       147,487
8              44,324      147,487     147,487       147,487
9              46,540      147,487     147,487       147,487
10             48,867      147,487     147,487       147,487
15             62,368      147,487     147,487       186,924
20             79,599      147,487     147,487       236,477
25            101,591      147,487     147,487       310,934
30            129,658            *     147,487       435,959
35            165,480            *     147,487       636,270
40            211,200            *     147,487       901,180
45            269,550            *           *     1,365,067
50            344,022            *           *     2,084,645
55            439,069            *           *     3,133,930
60            560,376            *           *     4,569,604
65            715,197            *           *     7,115,679



END OF                 CASH VALUE                                NET SURRENDER VALUE
POLICY       ASSUMING HYPOTHETICAL GROSS**                  ASSUMING HYPOTHETICAL GROSS**
YEAR          ANNUAL INVESTMENT RETURN OF                    ANNUAL INVESTMENT RETURN OF
              0%         6%           12%              0%                 6%                12%
1           28,788     30,547        32,306      25,863/dagger/     27,622/dagger/     29,381/dagger/
2           27,604     31,098        34,800      24,754/dagger/     28,248/dagger/     31,950/dagger/
3           26,443     31,649        37,493      23,668/dagger/     28,874/dagger/     34,718/dagger/
4           25,304     32,201        40,403      22,604/dagger/     29,501/dagger/     37,703/dagger/
5           24,185     32,751        43,549      21,785/dagger/     30,351/dagger/     41,149/dagger/
6           23,080     33,296        46,948      20,980/dagger/     31,196/dagger/     44,848/dagger/
7           21,988     33,836        50,622      20,188/dagger/     32,036/dagger/     48,822/dagger/
8           20,906     34,368        54,595      19,706/dagger/     33,168/dagger/     53,395/dagger/
9           19,832     34,892        58,894      19,232/dagger/     34,292/dagger/     58,294/dagger/
10          18,762     35,404        63,546             18,762             35,404             63,546
15          14,107     39,707        97,866             14,107             39,707             97,866
20           8,497     43,687       150,622              8,497             43,687            150,622
25             752     46,418       232,040                752             46,418            232,040
30               *     46,241       357,343                  *             46,241            357,343
35               *     39,596       548,509                  *             39,596            548,509
40               *     18,217       842,224                  *             18,217            842,224
45               *          *     1,300,064                  *                  *          1,300,064
50               *          *     1,985,376                  *                  *          1,985,376
55               *          *     2,984,696                  *                  *          2,984,696
60               *          *     4,524,360                  *                  *          4,524,360
65               *          *     7,115,679                  *                  *          7,115,679



/dagger/The net surrender value shown would in fact be equal to the cash value since, under the terms of the Policy, the surrender charge will be waived if a cost of insurance charge were to be deducted.

*In the absence of an additional payment, the Policy would lapse.

**For the equivalent net annual investment return rates, see p. 58.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
   JOINT SURVIVORSHIP MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                         MALE AND FEMALE ISSUE AGES 55



    Initial Specified Amount $109,579     Select, Non-Tobacco Use Class
    Initial Premium $30,000               Death Benefit Without Rider
    Using Current Cost of Insurance Rates



                                     DEATH BENEFIT
END OF       PREMIUMS         ASSUMING HYPOTHETICAL GROSS*
POLICY      ACCUMULATED       ANNUAL INVESTMENT RETURN OF
YEAR           AT 5%          0%          6%           12%
1              31,500     109,579      109,579       109,579
2              33,075     109,579      109,579       109,579
3              34,729     109,579      109,579       109,579
4              36,465     109,579      109,579       109,579
5              38,288     109,579      109,579       109,579
6              40,203     109,579      109,579       109,579
7              42,213     109,579      109,579       109,579
8              44,324     109,579      109,579       109,579
9              46,540     109,579      109,579       109,579
10             48,867     109,579      109,579       109,579
15             62,368     109,579      109,579       132,033
20             79,599     109,579      109,579       196,396
25            101,591     109,579      109,579       310,786
30            129,658     109,579      109,579       501,170
35            165,480     109,579      114,691       808,180
40            211,200     109,579      134,600     1,253,612
45            269,550     109,579      162,595     2,001,544



END OF                 CASH VALUE                        NET SURRENDER VALUE
POLICY        ASSUMING HYPOTHETICAL GROSS*          ASSUMING HYPOTHETICAL GROSS*
YEAR           ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
              0%          6%           12%          0%          6%           12%
1           29,133      30,907        32,680      26,208      27,982        29,755
2           28,292      31,841        35,599      25,442      28,991        32,749
3           27,475      32,803        38,779      24,700      30,028        36,004
4           26,681      33,794        42,243      23,981      31,094        39,543
5           25,910      34,815        46,016      23,510      32,415        43,616
6           25,162      35,868        50,127      23,062      33,768        48,027
7           24,435      36,951        54,604      22,635      35,151        52,804
8           23,729      38,068        59,482      22,529      36,868        58,282
9           23,044      39,219        64,795      22,444      38,619        64,195
10          22,378      40,404        70,583      22,378      40,404        70,583
15          20,319      49,295       113,822      20,319      49,295       113,822
20          18,450      60,144       183,548      18,450      60,144       183,548
25          16,752      73,379       295,987      16,752      73,379       295,987
30          15,211      89,527       477,304      15,211      89,527       477,304
35          13,812     109,229       769,695      13,812     109,229       769,695
40          12,541     133,267     1,241,200      12,541     133,267     1,241,200
45          11,387     162,595     2,001,544      11,387     162,595     2,001,544



*For the equivalent net annual investment return rates, see p. 58.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
   JOINT SURVIVORSHIP MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          HYPOTHETICAL ILLUSTRATIONS
                         MALE AND FEMALE ISSUE AGES 55



     Initial Specified Amount $109,579     Select, Non-Tobacco Use Class
     Initial Premium $30,000               Death Benefit Without Rider
     Using Guaranteed Cost of Insurance Rates



                                     DEATH BENEFIT
END OF       PREMIUMS        ASSUMING HYPOTHETICAL GROSS**
POLICY      ACCUMULATED       ANNUAL INVESTMENT RETURN OF
YEAR           AT 5%          0%          6%           12%
1              31,500      109,579     109,579       109,579
2              33,075      109,579     109,579       109,579
3              34,729      109,579     109,579       109,579
4              36,465      109,579     109,579       109,579
5              38,288      109,579     109,579       109,579
6              40,203      109,579     109,579       109,579
7              42,213      109,579     109,579       109,579
8              44,324      109,579     109,579       109,579
9              46,540      109,579     109,579       109,579
10             48,867      109,579     109,579       109,579
15             62,368      109,579     109,579       129,646
20             79,599      109,579     109,579       191,373
25            101,591            *     109,579       300,098
30            129,658            *     109,579       474,714
35            165,480            *           *       738,244
40            211,200            *           *     1,107,490
45            269,550            *           *     1,768,242



END OF                 CASH VALUE                                NET SURRENDER VALUE
POLICY       ASSUMING HYPOTHETICAL GROSS**                  ASSUMING HYPOTHETICAL GROSS**
YEAR          ANNUAL INVESTMENT RETURN OF                    ANNUAL INVESTMENT RETURN OF
              0%         6%           12%              0%                 6%                12%
1           29,129     30,902        32,675      26,204/dagger/     27,977/dagger/     29,750/dagger/
2           28,274     31,823        35,581      25,424/dagger/     28,973/dagger/     32,731/dagger/
3           27,432     32,759        38,734      24,657/dagger/     29,984/dagger/     35,959/dagger/
4           26,598     33,710        42,158      23,898/dagger/     31,010/dagger/     39,458/dagger/
5           25,771     34,674        45,874      23,371/dagger/     32,274/dagger/     43,474/dagger/
6           24,946     35,648        49,909      22,846/dagger/     33,548/dagger/     47,809/dagger/
7           24,116     36,628        54,288      22,316/dagger/     34,828/dagger/     52,488/dagger/
8           23,275     37,609        59,042      22,075/dagger/     36,409/dagger/     57,842/dagger/
9           22,413     38,584        64,204      21,813/dagger/     37,984/dagger/     63,604/dagger/
10          21,521     39,546        69,812             21,521             39,546             69,812
15          17,072     46,193       111,764             17,072             46,193            111,764
20           8,555     51,449       178,853              8,555             51,449            178,853
25               *     51,344       285,808                  *             51,344            285,808
30               *     35,345       452,109                  *             35,345            452,109
35               *          *       703,090                  *                  *            703,090
40               *          *     1,096,525                  *                  *          1,096,525
45               *          *     1,768,242                  *                  *          1,768,242



/dagger/The net surrender value shown would in fact be equal to the cash value since, under the terms of the Policy, the surrender charge will be waived if a cost of insurance charge were to be deducted.

*In the absence of an additional payment, the Policy would lapse.

**For the equivalent net annual investment return rates, see p. 58.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the funds. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the funds that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by current fund prospectuses.

APPENDIX B -- WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1999. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

     Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 74-year period: investments of $1.00 in these assets would have grown to $2,845.63 and $6,640.79, respectively, by year-end 1999. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $40.22.

     The lowest-risk strategy over the past 74 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926 - 1999 period.

[GRAPHIC OMITTED]


                   COMPOUND ANNUAL RATES OF RETURN BY DECADE



                             1920s*     1930s      1940s      1950s     1960s       1970s      1980s     1990s
Large Company ............   19.2%      -0.1%      9.2%       19.4%      7.8%        5.9%       17.5%     18.2%
Small Company ............   -4.5        1.4      20.7        16.9      15.5        11.5        15.8      15.1
Long-Term Corp. ..........    5.2        6.9       2.7         1.0       1.7         6.2        13.0      8.3
Long-Term Govt. ..........    5.0        4.9       3.2        -0.1       1.4         5.5        12.6      9.0
Inter-Term Govt. .........    4.2        4.6       1.8         1.3       3.5         7.0        11.9      7.2
Treasury Bills ...........    3.7        0.6       0.4         1.9       3.9         6.3         8.9      4.9
Inflation ................   -1.1       -2.0       5.4         2.2       2.5         7.4         5.1      2.9



----------------
 * Based on the period 1926-1929.

Used with permission. /copyright/2000 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

APPENDIX C
SURRENDER CHARGE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MALE AND UNISEX (SINGLE LIFE)



                                                   POLICY YEAR
         ------------------------------------------------------------------------------------------------
  AGE       1         2         3         4         5         6         7         8         9        10+
------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
0-74     9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     6.00%     4.00%     2.00%     0.00%
  75     9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     5.84%     4.00%     2.00%     0.00%
  76     9.75%     9.50%     9.25%     9.00%     8.00%     6.69%     5.49%     4.00%     2.00%     0.00%
  77     9.75%     9.50%     9.25%     9.00%     7.89%     6.30%     5.18%     4.00%     2.00%     0.00%
  78     9.75%     9.50%     9.25%     9.00%     7.44%     5.95%     4.89%     4.00%     2.00%     0.00%
  79     9.75%     9.50%     9.25%     9.00%     7.03%     5.61%     4.62%     3.87%     2.00%     0.00%
  80     9.75%     9.50%     9.25%     8.65%     6.64%     5.31%     4.36%     3.66%     2.00%     0.00%
  81     9.75%     9.50%     9.25%     8.18%     6.28%     5.02%     4.12%     3.46%     2.00%     0.00%
  82     9.75%     9.50%     9.25%     7.74%     5.94%     4.75%     3.90%     3.26%     2.00%     0.00%
  83     9.75%     9.50%     9.25%     7.33%     5.62%     4.49%     3.68%     3.07%     2.00%     0.00%
  84     9.75%     9.50%     9.25%     6.94%     5.32%     4.24%     3.47%     2.88%     2.00%     0.00%
  85     9.75%     9.50%     9.15%     6.58%     5.03%     4.00%     3.25%     2.67%     2.00%     0.00%
  86     9.75%     9.50%     8.68%     6.22%     4.75%     3.75%     3.02%     2.46%     1.99%     0.00%
  87     9.75%     9.50%     8.21%     5.87%     4.46%     3.49%     2.78%     2.22%     1.76%     0.00%
  88     9.75%     9.50%     7.75%     5.52%     4.15%     3.21%     2.51%     1.96%     1.51%     0.00%
  89     9.75%     9.50%     7.28%     5.14%     3.82%     2.90%     2.22%     1.68%     1.25%     0.00%
  90     9.75%     9.50%     6.78%     4.72%     3.45%     2.56%     1.90%     1.39%     0.99%     0.00%



FEMALE (SINGLE LIFE)



                                                   POLICY YEAR
         ------------------------------------------------------------------------------------------------
  AGE       1         2         3         4         5         6         7         8         9        10+
------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
0-78     9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     6.00%     4.00%     2.00%     0.00%
  79     9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     5.75%     4.00%     2.00%     0.00%
  80     9.75%     9.50%     9.25%     9.00%     8.00%     6.56%     5.32%     4.00%     2.00%     0.00%
  81     9.75%     9.50%     9.25%     9.00%     7.70%     6.08%     4.93%     4.00%     2.00%     0.00%
  82     9.75%     9.50%     9.25%     9.00%     7.14%     5.63%     4.56%     3.77%     2.00%     0.00%
  83     9.75%     9.50%     9.25%     8.75%     6.62%     5.22%     4.22%     3.47%     2.00%     0.00%
  84     9.75%     9.50%     9.25%     8.13%     6.15%     4.83%     3.89%     3.18%     2.00%     0.00%
  85     9.75%     9.50%     9.25%     7.55%     5.69%     4.46%     3.57%     2.90%     2.00%     0.00%
  86     9.75%     9.50%     9.25%     7.00%     5.26%     4.10%     3.26%     2.62%     2.00%     0.00%
  87     9.75%     9.50%     9.19%     6.48%     4.84%     3.75%     2.95%     2.33%     1.84%     0.00%
  88     9.75%     9.50%     8.51%     5.97%     4.43%     3.39%     2.63%     2.03%     1.55%     0.00%
  89     9.75%     9.50%     7.84%     5.46%     4.01%     3.02%     2.29%     1.72%     1.27%     0.00%
  90     9.75%     9.50%     7.18%     4.95%     3.58%     2.64%     1.94%     1.41%     1.01%     0.00%

JOINT AND LAST SURVIVOR PLAN: AGE IS BASED ON THE OLDER OF THE INSUREDS



                                                   POLICY YEAR
         ------------------------------------------------------------------------------------------------
  AGE       1         2         3         4         5         6         7         8         9        10+
------   -------   -------   -------   -------   -------   -------   -------   -------   -------   ------
0-74     9.75%     9.50%     9.25%     9.00%     8.00%     7.00%     6.00%     4.00%     2.00%     0.00%
  75     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  76     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  77     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  78     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  79     9.75%     9.50%     9.25%     9.00%     7.25%     5.00%     3.50%     2.50%     1.75%     0.00%
  80     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  81     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  82     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  83     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  84     9.75%     9.50%     9.25%     6.75%     4.25%     2.75%     1.75%     1.00%     0.75%     0.00%
  85     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  86     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  87     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  88     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  89     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%
  90     9.75%     9.50%     6.50%     3.50%     1.75%     1.00%     0.50%     0.00%     0.00%     0.00%



The percentage on any date other than an anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.

INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WRL SERIES LIFE ACCOUNT:

Report of Independent Certified Public Accountants dated February 16, 2000

Statements of Assets and Liabilities as of December 31, 1999

Statements of Operations for the year ended December 31, 1999
Statements of Changes in Net Assets for the years ended December 31, 1999 and
1998
Financial Highlights for the periods ended December 31, 1999, 1998, 1997, 1996 and 1995

Notes to the Financial Statements

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Report of Independent Auditors dated February 18, 2000
Statutory-Basis Balance Sheets at December 31, 1999 and 1998

Statutory-Basis Statements of Operations for the years ended December 31, 1999, 1998 and 1997

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 1999, 1998 and 1997

Statutory-Basis Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997
Notes to Statutory-Basis Financial Statements

Statutory-Basis Financial Statement Schedules

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of Western Reserve Life Assurance Co. of Ohio and Policy Owners of the WRL Series Life Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the WRL Series Life Account (a separate account of Western Reserve Life Assurance Co. of Ohio ("WRL")) at December 31, 1999, the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of WRL's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.
[GRAPHIC OMITTED]




PricewaterhouseCoopers LLP
Tampa, Florida
February 16, 2000

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS

                                                               WRL             WRL             WRL            WRL
                                                           J.P. MORGAN        AEGON           JANUS          JANUS
                                                          MONEY MARKET        BOND           GROWTH          GLOBAL
                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................        58,182           2,559           17,348         12,035
                                                            ========        ========      ===========      =========
  Cost ...............................................      $ 58,182        $ 29,390      $   743,669      $ 257,249
                                                            ========        ========      ===========      =========
 Investment, at net asset value ......................      $ 58,182        $ 27,148      $ 1,353,104      $ 450,848
 Transfers receivable from depositor .................             0               0              853            650
                                                            --------        --------      -----------      ---------
  Total assets .......................................        58,182          27,148        1,353,957        451,498
                                                            --------        --------      -----------      ---------
LIABILITIES:
 Accrued expenses ....................................             0               0                0              0
 Transfers payable to depositor ......................         2,112              19                0              0
                                                            --------        --------      -----------      ---------
  Total liabilities ..................................         2,112              19                0              0
                                                            --------        --------      -----------      ---------
  Net assets .........................................      $ 56,070        $ 27,129      $ 1,353,957      $ 451,498
                                                            ========        ========      ===========      =========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $ 56,070        $ 27,129      $ 1,353,957      $ 451,498
 Depositor's equity ..................................             0               0                0              0
                                                            --------        --------      -----------      ---------
  Net assets applicable to units outstanding .........      $ 56,070        $ 27,129      $ 1,353,957      $ 451,498
                                                            ========        ========      ===========      =========
 Policy Owners' units ................................         3,206           1,232            9,293         11,605
 Depositor's units ...................................             0               0                0              0
                                                            --------        --------      -----------      ---------
  Units outstanding ..................................         3,206           1,232            9,293         11,605
                                                            ========        ========      ===========      =========
  Accumulation unit value ............................      $  17.49        $  22.01      $    145.70      $   38.91
                                                            ========        ========      ===========      =========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS

                                                               WRL             WRL            WRL
                                                              LKCM            VKAM           ALGER          WRL
                                                            STRATEGIC       EMERGING      AGGRESSIVE       AEGON
                                                          TOTAL RETURN       GROWTH         GROWTH        BALANCED
                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................          6,332         13,205         10,626         1,436
                                                            =========      =========      =========      ========
  Cost ...............................................      $  90,108      $ 343,339      $ 206,459      $ 17,378
                                                            =========      =========      =========      ========
 Investment, at net asset value ......................      $ 106,667      $ 607,493      $ 353,584      $ 18,182
 Transfers receivable from depositor .................              0            637            594             1
                                                            ---------      ---------      ---------      --------
  Total assets .......................................        106,667        608,130        354,178        18,183
                                                            ---------      ---------      ---------      --------
LIABILITIES:
 Accrued expenses ....................................              0              0              0             0
 Transfers payable to depositor ......................              2              0              0             0
                                                            ---------      ---------      ---------      --------
  Total liabilities ..................................              2              0              0             0
                                                            ---------      ---------      ---------      --------
  Net assets .........................................      $ 106,665      $ 608,130      $ 354,178      $ 18,183
                                                            =========      =========      =========      ========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $ 106,665      $ 608,130      $ 354,178      $ 18,183
 Depositor's equity ..................................              0              0              0             0
                                                            ---------      ---------      ---------      --------
  Net assets applicable to units outstanding .........      $ 106,665      $ 608,130      $ 354,178      $ 18,183
                                                            =========      =========      =========      ========
 Policy Owners' units ................................          4,674          9,357          7,928         1,186
 Depositor's units ...................................              0              0              0             0
                                                            ---------      ---------      ---------      --------
  Units outstanding ..................................          4,674          9,357          7,928         1,186
                                                            =========      =========      =========      ========
  Accumulation unit value ............................      $   22.82      $   64.99      $   44.67      $  15.33
                                                            =========      =========      =========      ========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS

                                                              WRL
                                                           FEDERATED         WRL            WRL            WRL
                                                           GROWTH &      DEAN ASSET      C.A.S.E.          NWQ
                                                            INCOME       ALLOCATION       GROWTH       VALUE EQUITY
                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................        1,594          2,746          1,751           2,087
                                                           ========       ========       ========        ========
  Cost ...............................................     $ 19,647       $ 36,698       $ 25,553        $ 28,559
                                                           ========       ========       ========        ========
 Investment, at net asset value ......................     $ 17,383       $ 33,309       $ 27,504        $ 26,650
 Transfers receivable from depositor .................            6              8              5              28
                                                           --------       --------       --------        --------
  Total assets .......................................       17,389         33,317         27,509          26,678
                                                           --------       --------       --------        --------
LIABILITIES:
 Accrued expenses ....................................            0              0              0               0
 Transfers payable to depositor ......................            0              0              0               0
                                                           --------       --------       --------        --------
  Total liabilities ..................................            0              0              0               0
                                                           --------       --------       --------        --------
  Net assets .........................................     $ 17,389       $ 33,317       $ 27,509        $ 26,678
                                                           ========       ========       ========        ========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................     $ 17,389       $ 33,317       $ 27,509        $ 26,678
 Depositor's equity ..................................            0              0              0               0
                                                           --------       --------       --------        --------
  Net assets applicable to units outstanding .........     $ 17,389       $ 33,317       $ 27,509        $ 26,678
                                                           ========       ========       ========        ========
 Policy Owners' units ................................        1,117          2,128          1,657           1,895
 Depositor's units ...................................            0              0              0               0
                                                           --------       --------       --------        --------
  Units outstanding ..................................        1,117          2,128          1,657           1,895
                                                           ========       ========       ========        ========
  Accumulation unit value ............................     $  15.57       $  15.66       $  16.60        $  14.08
                                                           ========       ========       ========        ========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS

                                                               WRL
                                                           GE/SCOTTISH                                           WRL
                                                            EQUITABLE           WRL              WRL         J.P. MORGAN
                                                          INTERNATIONAL          GE         THIRD AVENUE     REAL ESTATE
                                                              EQUITY        U.S. EQUITY         VALUE        SECURITIES
                                                            SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................           489             1,669             329             78
                                                             === ===          ========         =======         ======
  Cost ...............................................       $ 6,058          $ 24,322         $ 3,045         $  674
                                                             =======          ========         =======         ======
 Investment, at net asset value ......................       $ 6,985          $ 26,359         $ 3,435         $  632
 Transfers receivable from depositor .................            28                57               0              0
                                                             -------          --------         -------         ------
  Total assets .......................................         7,013            26,416           3,435            632
                                                             -------          --------         -------         ------
LIABILITIES:
 Accrued expenses ....................................             0                 0               0              0
 Transfers payable to depositor ......................             0                 0              24              5
                                                             -------          --------         -------         ------
  Total liabilities ..................................             0                 0              24              5
                                                             -------          --------         -------         ------
  Net assets .........................................       $ 7,013          $ 26,416         $ 3,411         $  627
                                                             =======          ========         =======         ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................       $ 7,013          $ 26,416         $ 3,411         $  304
 Depositor's equity ..................................             0                 0               0            323
                                                             -------          --------         -------         ------
  Net assets applicable to units outstanding .........       $ 7,013          $ 26,416         $ 3,411         $  627
                                                             =======          ========         =======         ======
 Policy Owners' units ................................           475             1,468             322             38
 Depositor's units ...................................             0                 0               0             40
                                                             -------          --------         -------         ------
  Units outstanding ..................................           475             1,468             322             78
                                                             =======          ========         =======         ======
  Accumulation unit value ............................       $ 14.76          $  17.99         $ 10.59         $ 8.06
                                                             =======          ========         =======         ======

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS

                                                             WRL             WRL              WRL              WRL
                                                        GOLDMAN SACHS   GOLDMAN SACHS    T. ROWE PRICE    T. ROWE PRICE
                                                            GROWTH        SMALL CAP     DIVIDEND GROWTH     SMALL CAP
                                                          SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................          83              31               53               69
                                                                ==              ==               ==               ==
  Cost ...............................................     $   858         $   325           $  505          $   784
                                                           =======         =======           ======          =======
 Investment, at net asset value ......................     $   972         $   346           $  491          $   924
 Transfers receivable from depositor .................           5               0               10                1
                                                           -------         -------           ------          -------
  Total assets .......................................         977             346              501              925
                                                           -------         -------           ------          -------
LIABILITIES:
 Accrued expenses ....................................           0               0                0                0
 Transfers payable to depositor ......................           0               2                0                0
                                                           -------         -------           ------          -------
  Total liabilities ..................................           0               2                0                0
                                                           -------         -------           ------          -------
  Net assets .........................................     $   977         $   344           $  501          $   925
                                                           =======         =======           ======          =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................     $   949         $   317           $  478          $   894
 Depositor's equity ..................................          28              27               23               31
                                                           -------         -------           ------          -------
  Net assets applicable to units outstanding .........     $   977         $   344           $  501          $   925
                                                           =======         =======           ======          =======
 Policy Owners' units ................................          84              28               52               72
 Depositor's units ...................................           3               3                3                3
                                                           -------         -------           ------          -------
  Units outstanding ..................................          87              31               55               75
                                                           =======         =======           ======          =======
  Accumulation unit value ............................     $ 11.29         $ 10.92           $ 9.16          $ 12.31
                                                           =======         =======           ======          =======

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1999
ALL AMOUNTS (EXCEPT PER UNIT AMOUNTS) IN THOUSANDS

                                                        WRL            WRL           WRL
                                                      SALOMON    PILGRIM BAXTER    DREYFUS
                                                      ALL CAP    MID CAP GROWTH    MID CAP
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .........................................         34            285            30
                                                           ==            ===            ==
  Cost ...........................................    $   365        $ 3,873       $   298
                                                      =======        =======       =======
 Investment, at net asset value ..................    $   383        $ 5,051       $   322
 Transfers receivable from depositor .............          0             14            15
                                                      -------        -------       -------
  Total assets ...................................        383          5,065           337
                                                      -------        -------       -------
LIABILITIES:
 Accrued expenses ................................          0              0             0
 Transfers payable to depositor ..................          0              0             0
                                                      -------        -------       -------
  Total liabilities ..............................          0              0             0
                                                      -------        -------       -------
  Net assets .....................................    $   383        $ 5,065       $   337
                                                      =======        =======       =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...........................    $   356        $ 5,065       $   312
 Depositor's equity ..............................         27              0            25
                                                      -------        -------       -------
  Net assets applicable to units outstanding .....    $   383        $ 5,065       $   337
                                                      =======        =======       =======
 Policy Owners' units ............................         33            317            30
 Depositor's units ...............................          3              0             3
                                                      -------        -------       -------
  Units outstanding ..............................         36            317            33
                                                      =======        =======       =======
  Accumulation unit value ........................    $ 10.70        $ 15.98       $ 10.14
                                                      =======        =======       =======

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                                     WRL             WRL            WRL           WRL
                                                                 J.P. MORGAN        AEGON          JANUS         JANUS
                                                                MONEY MARKET        BOND          GROWTH         GLOBAL
                                                                 SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...........................................       $ 1,813        $  1,562      $  19,913      $       0
 Capital gain distributions ................................             0               0        215,100         29,152
                                                                   -------        --------      ---------      ---------
  Total investment income ..................................         1,813           1,562        235,013         29,152
EXPENSES:
 Mortality and expense risk ................................           339             233          8,918          2,614
                                                                   -------        --------      ---------      ---------
  Net investment income (loss) .............................         1,474           1,329        226,095         26,538
                                                                   -------        --------      ---------      ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........             0             317         26,760          3,824
 Change in unrealized appreciation (depreciation) ..........             0          (2,644)       235,401        149,719
                                                                   -------        --------      ---------      ---------
  Net gain (loss) on investment securities .................             0          (2,327)       262,161        153,543
                                                                   -------        --------      ---------      ---------
   Net increase (decrease) in net assets resulting
     from operations .......................................       $ 1,474        $   (998)     $ 488,256      $ 180,081
                                                                   =======        ========      =========      =========


                                                                     WRL             WRL            WRL
                                                                    LKCM            VKAM           ALGER          WRL
                                                                  STRATEGIC       EMERGING      AGGRESSIVE       AEGON
                                                                TOTAL RETURN       GROWTH         GROWTH        BALANCED
                                                                 SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...........................................      $  2,159       $   2,813      $  15,251       $  363
 Capital gain distributions ................................         6,826          82,040         22,784            0
                                                                  --------       ---------      ---------       ------
  Total investment income ..................................         8,985          84,853         38,035          363
EXPENSES:
 Mortality and expense risk ................................           913           3,146          2,069          150
                                                                  --------       ---------      ---------       ------
  Net investment income (loss) .............................         8,072          81,707         35,966          213
                                                                  --------       ---------      ---------       ------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........         3,286          39,266          5,348          292
 Change in unrealized appreciation (depreciation) ..........          (461)        178,458         96,140         (187)
                                                                  --------       ---------      ---------       ------
  Net gain (loss) on investment securities .................         2,825         217,724        101,488          105
                                                                  --------       ---------      ---------       ------
   Net increase (decrease) in net assets resulting
     from operations .......................................      $ 10,897       $ 299,431      $ 137,454       $  318
                                                                  ========       =========      =========       ======

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                                    WRL
                                                                 FEDERATED         WRL            WRL            WRL
                                                                 GROWTH &      DEAN ASSET      C.A.S.E.          NWQ
                                                                  INCOME       ALLOCATION       GROWTH       VALUE EQUITY
                                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...........................................     $  1,109      $   1,118        $ 2,613        $   219
 Capital gain distributions ................................          132            178              0            400
                                                                 --------      ---------        -------        -------
  Total investment income ..................................        1,241          1,296          2,613            619
EXPENSES:
 Mortality and expense risk ................................          150            342            211            240
                                                                 --------      ---------        -------        -------
  Net investment income (loss) .............................        1,091            954          2,402            379
                                                                 --------      ---------        -------        -------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........            9            948            427            307
 Change in unrealized appreciation (depreciation) ..........       (2,087)        (4,362)         3,473            850
                                                                 --------      ---------        -------        -------
  Net gain (loss) on investment securities .................       (2,078)        (3,414)         3,900          1,157
                                                                 --------      ---------        -------        -------
   Net increase (decrease) in net assets resulting
     from operations .......................................     $   (987)     $  (2,460)       $ 6,302        $ 1,536
                                                                 ========      =========        =======        =======

                                                                     WRL
                                                                 GE/SCOTTISH                          WRL            WRL
                                                                  EQUITABLE           WRL            THIRD       J.P. MORGAN
                                                                INTERNATIONAL          GE           AVENUE       REAL ESTATE
                                                                    EQUITY        U.S. EQUITY        VALUE       SECURITIES
                                                                  SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
 Dividend income ...........................................       $    24          $   786         $   89         $   11
 Capital gain distributions ................................           358            1,131              0              0
                                                                   -------          -------         ------         ------
  Total investment income ..................................           382            1,917             89             11
EXPENSES:
 Mortality and expense risk ................................            57              187             28              5
                                                                   -------          -------         ------         ------
  Net investment income (loss) .............................           325            1,730             61              6
                                                                   -------          -------         ------         ------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........           296              575           (126)           (75)
 Change in unrealized appreciation (depreciation) ..........           808              969            491             34
                                                                   -------          -------         ------         ------
  Net gain (loss) on investment securities .................         1,104            1,544            365            (41)
                                                                   -------          -------         ------         ------
   Net increase (decrease) in net assets resulting
     from operations .......................................       $ 1,429          $ 3,274         $  426         $  (35)
                                                                   =======          =======         ======         ======

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
ALL AMOUNTS IN THOUSANDS

                                                                   WRL             WRL              WRL              WRL
                                                              GOLDMAN SACHS   GOLDMAN SACHS    T. ROWE PRICE    T. ROWE PRICE
                                                                  GROWTH        SMALL CAP     DIVIDEND GROWTH     SMALL CAP
                                                              SUBACCOUNT(1)   SUBACCOUNT(1)    SUBACCOUNT(1)    SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income ...........................................      $   0           $  15           $    0            $  29
 Capital gain distributions ................................          0               0                0                0
                                                                  -----           -----           ------            -----
  Total investment income ..................................          0              15                0               29
EXPENSES:
 Mortality and expense risk ................................          2               1                1                3
                                                                  -----           -----           ------            -----
  Net investment income (loss) .............................         (2)             14               (1)              26
                                                                  ------          -----           -------           -----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities .........         (4)             (2)              (3)              22
 Change in unrealized appreciation (depreciation) ..........        114              22              (14)             140
                                                                  -----           -----           ------            -----
  Net gain (loss) on investment securities .................        110              20              (17)             162
                                                                  -----           -----           ------            -----
   Net increase (decrease) in net assets resulting
     from operations .......................................      $ 108           $  34           $  (18)           $ 188
                                                                  =====           =====           ======            =====

                                                             WRL              WRL             WRL
                                                           SALOMON      PILGRIM BAXTER      DREYFUS
                                                           ALL CAP      MID CAP GROWTH      MID CAP
                                                        SUBACCOUNT(1)    SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
 Dividend income .....................................     $   12           $   13          $   0
 Capital gain distributions ..........................          0                0              0
                                                           ------           ------          -----
  Total investment income ............................         12               13              0
EXPENSES:
 Mortality and expense risk ..........................          1                8              1
                                                           ------           ------          -----
  Net investment income (loss) .......................         11                5             (1)
                                                           ------           ------          ------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on investment securities ...         (3)              91             (8)
 Change in unrealized appreciation (depreciation) ....         18            1,177             24
                                                           ------           ------          -----
  Net gain (loss) on investment securities ...........         15            1,268             16
                                                           ------           ------          -----
   Net increase (decrease) in net assets resulting
     from operations .................................     $   26           $1,273          $  15
                                                           ======           ======          =====

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                               WRL                      WRL
                                                           J.P. MORGAN                 AEGON
                                                          MONEY MARKET                  BOND
                                                           SUBACCOUNT                SUBACCOUNT
                                                    ------------------------- ------------------------
                                                          DECEMBER 31,              DECEMBER 31,
                                                    ------------------------- ------------------------
                                                        1999         1998         1999         1998
                                                    ------------ ------------ ------------ -----------
OPERATIONS:
 Net investment income (loss) .....................  $    1,474   $      919    $  1,329    $  1,002
 Net gain (loss) on investment securities .........           0            0      (2,327)        713
                                                     ----------   ----------    --------    --------
 Net increase (decrease) in net assets
  resulting from operations .......................       1,474          919        (998)      1,715
                                                     ----------   ----------    --------    --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........      38,977       12,763       7,560       9,472
                                                     ----------   ----------    --------    --------
 Less cost of units redeemed:
  Administrative charges ..........................       3,050        3,123       2,538       2,292
  Policy loans ....................................       1,775        1,163         954         594
  Surrender benefits ..............................       4,017        1,250         846         865
  Death benefits ..................................         115           10          29         159
                                                     ----------   ----------    --------    --------
                                                          8,957        5,546       4,367       3,910
                                                     ----------   ----------    --------    --------
  Increase (decrease) in net assets from
   capital unit transactions ......................      30,020        7,217       3,193       5,562
                                                     ----------   ----------    --------    --------
  Net increase (decrease) in net assets ...........      31,494        8,136       2,195       7,277
 Depositor's equity contribution
  (net redemption) ................................           0            0           0           0
NET ASSETS:
 Beginning of year ................................      24,576       16,440      24,934      17,657
                                                     ----------   ----------    --------    --------
 End of year ......................................  $   56,070   $   24,576    $ 27,129    $ 24,934
                                                     ==========   ==========    ========    ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............       1,460        1,020       1,090         836
 Units issued .....................................      18,474       11,339         883       1,030
 Units redeemed ...................................     (16,728)     (10,899)       (741)       (776)
                                                     ----------   ----------    --------    --------
 Units outstanding - end of year ..................       3,206        1,460       1,232       1,090
                                                     ==========   ==========    ========    ========
                                                                WRL
                                                               JANUS
                                                              GROWTH
                                                            SUBACCOUNT
                                                    ---------------------------
                                                           DECEMBER 31,
                                                    ---------------------------
                                                         1999          1998
                                                    -------------- ------------
OPERATIONS:
 Net investment income (loss) .....................  $   226,095    $   1,103
 Net gain (loss) on investment securities .........      262,161      295,459
                                                     -----------    ---------
 Net increase (decrease) in net assets
  resulting from operations .......................      488,256      296,562
                                                     -----------    ---------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........      192,993      140,684
                                                     -----------    ---------
 Less cost of units redeemed:
  Administrative charges ..........................       57,685       44,910
  Policy loans ....................................       33,172       18,083
  Surrender benefits ..............................       32,554       22,312
  Death benefits ..................................        1,908        4,185
                                                     -----------    ---------
                                                         125,319       89,490
                                                     -----------    ---------
  Increase (decrease) in net assets from
   capital unit transactions ......................       67,674       51,194
                                                     -----------    ---------
  Net increase (decrease) in net assets ...........      555,930      347,756
 Depositor's equity contribution
  (net redemption) ................................            0            0
NET ASSETS:
 Beginning of year ................................      798,027      450,271
                                                     -----------    ---------
 End of year ......................................  $ 1,353,957    $ 798,027
                                                     ===========    =========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............        8,668        7,972
 Units issued .....................................        2,854        2,967
 Units redeemed ...................................       (2,229)      (2,271)
                                                     -----------    ---------
 Units outstanding - end of year ..................        9,293        8,668
                                                     ===========    =========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                                                         WRL
                                                               WRL                      LKCM                       WRL
                                                              JANUS                   STRATEGIC                   VKAM
                                                             GLOBAL                 TOTAL RETURN             EMERGING GROWTH
                                                           SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                                                    ------------------------- ------------------------- -------------------------
                                                          DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
                                                    ------------------------- ------------------------- -------------------------
                                                        1999         1998          1999         1998        1999         1998
                                                    ------------ ------------ ------------- ----------- ------------ ------------
OPERATIONS:
 Net investment income (loss) .....................  $  26,538    $   7,425     $   8,072    $  3,284    $  81,707    $   6,894
 Net gain (loss) on investment securities .........    153,543       38,427         2,825       4,347      217,724       59,514
                                                     ---------    ---------     ---------    --------    ---------    ---------
 Net increase (decrease) in net assets
  resulting from operations .......................    180,081       45,852        10,897       7,631      299,431       66,408
                                                     ---------    ---------     ---------    --------    ---------    ---------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........     81,308       72,962        11,792      24,191       94,168       64,824
                                                     ---------    ---------     ---------    --------    ---------    ---------
 Less cost of units redeemed:
  Administrative charges ..........................     25,132       19,369         8,436       7,696       25,202       19,612
  Policy loans ....................................      9,284        4,953         3,000       2,319       11,395        5,601
  Surrender benefits ..............................      8,537        5,662         3,136       2,587       11,025        7,688
  Death benefits ..................................        194          591           378       1,047          512          368
                                                     ---------    ---------     ---------    --------    ---------    ---------
                                                        43,147       30,575        14,950      13,649       48,134       33,269
                                                     ---------    ---------     ---------    --------    ---------    ---------
  Increase (decrease) in net assets from
   capital unit transactions ......................     38,161       42,387        (3,158)     10,542       46,034       31,555
                                                     ---------    ---------     ---------    --------    ---------    ---------
  Net increase (decrease) in net assets ...........    218,242       88,239         7,739      18,173      345,465       97,963
 Depositor's equity contribution
  (net redemption) ................................          0            0             0           0            0            0
NET ASSETS:
 Beginning of year ................................    233,256      145,017        98,926      80,753      262,665      164,702
                                                     ---------    ---------     ---------    --------    ---------    ---------
 End of year ......................................  $ 451,498    $ 233,256     $ 106,665    $ 98,926    $ 608,130    $ 262,665
                                                     =========    =========     =========    ========    =========    =========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............     10,167        8,145         4,814       4,270        8,218        7,013
 Units issued .....................................      4,823        5,610         1,538       1,946        4,977        4,099
 Units redeemed ...................................     (3,385)      (3,588)       (1,678)     (1,402)      (3,838)      (2,894)
                                                     ---------    ---------     ---------    --------    ---------    ---------
 Units outstanding - end of year ..................     11,605       10,167         4,674       4,814        9,357        8,218
                                                     =========    =========     =========    ========    =========    =========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                               WRL                      WRL                      WRL
                                                              ALGER                    AEGON                  FEDERATED
                                                        AGGRESSIVE GROWTH            BALANCED              GROWTH & INCOME
                                                           SUBACCOUNT               SUBACCOUNT               SUBACCOUNT
                                                    ------------------------- ----------------------- -------------------------
                                                          DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                                    ------------------------- ----------------------- -------------------------
                                                        1999         1998         1999        1998        1999         1998
                                                    ------------ ------------ ----------- ----------- ------------ ------------
OPERATIONS:
 Net investment income (loss) .....................  $  35,966    $   7,851    $    213    $    227     $  1,091     $    644
 Net gain (loss) on investment securities .........    101,488       44,348         105         576       (2,078)        (269)
                                                     ---------    ---------    --------    --------     --------     --------
 Net increase (decrease) in net assets
  resulting from operations .......................    137,454       52,199         318         803         (987)         375
                                                     ---------    ---------    --------    --------     --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........     74,699       53,159       5,997       5,658        5,627        8,963
                                                     ---------    ---------    --------    --------     --------     --------
 Less cost of units redeemed:
  Administrative charges ..........................     19,544       13,960       1,931       1,423        2,355        1,633
  Policy loans ....................................      8,193        3,522         429         279          346          218
  Surrender benefits ..............................      7,977        4,423         626         596          542          431
  Death benefits ..................................        118          248          10          15           55           72
                                                     ---------    ---------    --------    --------     --------     --------
                                                        35,832       22,153       2,996       2,313        3,298        2,354
                                                     ---------    ---------    --------    --------     --------     --------
  Increase (decrease) in net assets from
   capital unit transactions ......................     38,867       31,006       3,001       3,345        2,329        6,609
                                                     ---------    ---------    --------    --------     --------     --------
  Net increase (decrease) in net assets ...........    176,321       83,205       3,319       4,148        1,342        6,984
 Depositor's equity contribution
  (net redemption) ................................          0            0           0           0            0            0
NET ASSETS:
 Beginning of year ................................    177,857       94,652      14,864      10,716       16,047        9,063
                                                     ---------    ---------    --------    --------     --------     --------
 End of year ......................................  $ 354,178    $ 177,857    $ 18,183    $ 14,864     $ 17,389     $ 16,047
                                                     =========    =========    ========    ========     ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............      6,669        5,230         990         756          976          563
 Units issued .....................................      3,640        3,797         637         578          714          966
 Units redeemed ...................................     (2,381)      (2,358)       (441)       (344)        (573)        (553)
                                                     ---------    ---------    --------    --------     --------     --------
 Units outstanding - end of year ..................      7,928        6,669       1,186         990        1,117          976
                                                     =========    =========    ========    ========     ========     ========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                               WRL                      WRL                      WRL
                                                              DEAN                    C.A.S.E.                   NWQ
                                                        ASSET ALLOCATION               GROWTH                VALUE EQUITY
                                                           SUBACCOUNT                SUBACCOUNT               SUBACCOUNT
                                                    ------------------------- ------------------------ ------------------------
                                                          DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                                    ------------------------- ------------------------ ------------------------
                                                        1999         1998         1999        1998         1999         1998
                                                    ------------ ------------ ----------- ------------ ------------ -----------
OPERATIONS:
 Net investment income (loss) .....................   $    954     $  3,419    $  2,402     $  1,475     $    379    $  2,021
 Net gain (loss) on investment securities .........     (3,414)      (1,087)      3,900       (1,114)       1,157      (4,683)
                                                      --------     --------    --------     --------     --------    --------
 Net increase (decrease) in net assets
  resulting from operations .......................     (2,460)       2,332       6,302          361        1,536      (2,662)
                                                      --------     --------    --------     --------     --------    --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........      1,729       13,703       7,781        8,731        3,283       6,086
                                                      --------     --------    --------     --------     --------    --------
 Less cost of units redeemed:
  Administrative charges ..........................      3,875        3,421       2,946        2,433        2,874       2,846
  Policy loans ....................................        991          748         668          520          713         643
  Surrender benefits ..............................        901          925         678          295          605         401
  Death benefits ..................................         89          160          12           60           32         165
                                                      --------     --------    --------     --------     --------    --------
                                                         5,856        5,254       4,304        3,308        4,224       4,055
                                                      --------     --------    --------     --------     --------    --------
  Increase (decrease) in net assets from
   capital unit transactions ......................     (4,127)       8,449       3,477        5,423         (941)      2,031
                                                      --------     --------    --------     --------     --------    --------
  Net increase (decrease) in net assets ...........     (6,587)      10,781       9,779        5,784          595        (631)
 Depositor's equity contribution
  (net redemption) ................................          0            0           0            0            0           0
NET ASSETS:
 Beginning of year ................................     39,904       29,123      17,730       11,946       26,083      26,714
                                                      --------     --------    --------     --------     --------    --------
 End of year ......................................   $ 33,317     $ 39,904    $ 27,509     $ 17,730     $ 26,678    $ 26,083
                                                      ========     ========    ========     ========     ========    ========
UNIT ACTIVITY:
 Units outstanding - beginning of year ............      2,383        1,867       1,417          969        1,982       1,916
 Units issued .....................................        937        1,377       1,347        1,317        1,296       1,748
 Units redeemed ...................................     (1,192)        (861)     (1,107)        (869)      (1,383)     (1,682)
                                                      --------     --------    --------     --------     --------    --------
 Units outstanding - end of year ..................      2,128        2,383       1,657        1,417        1,895       1,982
                                                      ========     ========    ========     ========     ========    ========

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                              WRL                     WRL                     WRL
                                                     GE/SCOTTISH EQUITABLE            GE                 THIRD AVENUE
                                                     INTERNATIONAL EQUITY         U.S. EQUITY                VALUE
                                                          SUBACCOUNT              SUBACCOUNT              SUBACCOUNT
                                                    ----------------------- ----------------------- -----------------------
                                                         DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                    ----------------------- ----------------------- -----------------------
                                                        1999        1998        1999        1998        1999      1998(1)
                                                    ----------- ----------- ----------- ----------- ----------- -----------
OPERATIONS:
 Net investment income (loss) .....................   $   325     $   (32)   $  1,730    $    434     $    61     $   (11)
 Net gain (loss) on investment securities .........     1,104         369       1,544       1,411         365        (142)
                                                      -------     -------    --------    --------     -------     -------
 Net increase (decrease) in net assets
  resulting from operations .......................     1,429         337       3,274       1,845         426        (153)
                                                      -------     -------    --------    --------     -------     -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........       761       3,972      12,169      10,178         730       2,932
                                                      -------     -------    --------    --------     -------     -------
 Less cost of units redeemed:
  Administrative charges ..........................       644         433       2,237         862         218         138
  Policy loans ....................................       101         196         422         159          52           8
  Surrender benefits ..............................       258          35         444         113          80          26
  Death benefits ..................................         1         107           8          63           3           0
                                                      -------     -------    --------    --------     -------     -------
                                                        1,004         771       3,111       1,197         353         172
                                                      -------     -------    --------    --------     -------     -------
  Increase (decrease) in net assets from
   capital unit transactions ......................      (243)      3,201       9,058       8,981         377       2,760
                                                      -------     -------    --------    --------     -------     -------
  Net increase (decrease) in net assets ...........     1,186       3,538      12,332      10,826         803       2,607
 Depositor's equity contribution
  (net redemption) ................................         0           0           0           0        (199)        200
NET ASSETS:
 Beginning of year ................................     5,827       2,289      14,084       3,258       2,807           0
                                                      -------     -------    --------    --------     -------     -------
 End of year ......................................   $ 7,013     $ 5,827    $ 26,416    $ 14,084     $ 3,411     $ 2,807
                                                      =======     =======    ========    ========     =======     =======
UNIT ACTIVITY:
 Units outstanding - beginning of year ............       489         215         919         259         304           0
 Units issued .....................................       672         767       1,292       1,266         258         495
 Units redeemed ...................................      (686)       (493)       (743)       (606)       (240)       (191)
                                                      -------     -------    --------    --------     -------     -------
 Units outstanding - end of year ..................       475         489       1,468         919         322         304
                                                      =======     =======    ========    ========     =======     =======

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                            WRL
                                                        J.P. MORGAN            WRL             WRL              WRL
                                                        REAL ESTATE       GOLDMAN SACHS   GOLDMAN SACHS    T. ROWE PRICE
                                                         SECURITIES           GROWTH        SMALL CAP     DIVIDEND GROWTH
                                                         SUBACCOUNT         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                    -------------------- --------------- --------------- ----------------
                                                        DECEMBER 31,       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    -------------------- --------------- --------------- ----------------
                                                      1999     1998(1)       1999(1)         1999(1)          1999(1)
                                                    -------- ----------- --------------- --------------- ----------------
OPERATIONS:
 Net investment income (loss) .....................  $   6     $    (4)      $    (2)        $   14           $  (1)
 Net gain (loss) on investment securities .........    (41)       (112)          110             20             (17)
                                                     -----     -------       -------         ------           -----
 Net increase (decrease) in net assets
  resulting from operations .......................    (35)       (116)          108             34             (18)
                                                     -----     -------       -------         ------           -----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........    (26)        472           871            295             499
                                                     -----     -------       -------         ------           -----
 Less cost of units redeemed:
  Administrative charges ..........................     19           4            18              5               2
  Policy loans ....................................      0          43             2              5               0
  Surrender benefits ..............................      1           0             7              0               3
  Death benefits ..................................      1           0             0              0               0
                                                     -----     -------       -------         ------           -----
                                                        21          47            27             10               5
                                                     -----     -------       -------         ------           -----
  Increase (decrease) in net assets from
   capital unit transactions ......................    (47)        425           844            285             494
                                                     -----     -------       -------         ------           -----
  Net increase (decrease) in net assets ...........    (82)        309           952            319             476
 Depositor's equity contribution
  (net redemption) ................................      0         400            25             25              25
NET ASSETS:
 Beginning of year ................................    709           0             0              0               0
                                                     -----     -------       -------         ------           -----
 End of year ......................................  $ 627     $   709       $   977         $  344           $ 501
                                                     =====     =======       =======         ======           =====
UNIT ACTIVITY:
 Units outstanding - beginning of year ............     84           0             0              0               0
 Units issued .....................................     67         113           106             41              65
 Units redeemed ...................................    (73)        (29)          (19)           (10)            (10)
                                                     -----     -------       -------         ------           -----
 Units outstanding - end of year ..................     78          84            87             31              55
                                                     =====     =======       =======         ======           =====

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                            WRL               WRL               WRL              WRL
                                                       T. ROWE PRICE        SALOMON       PILGRIM BAXTER       DREYFUS
                                                         SMALL CAP          ALL CAP       MID CAP GROWTH       MID CAP
                                                         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                      ---------------   --------------   ----------------   -------------
                                                        DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                      ---------------   --------------   ----------------   -------------
                                                          1999(1)           1999(1)           1999(1)          1999(1)
                                                      ---------------   --------------   ----------------   -------------
OPERATIONS:
 Net investment income (loss) .....................       $   26            $   11           $     5            $  (1)
 Net gain (loss) on investment securities .........          162                15             1,268               16
                                                          ------            ------           -------            -----
 Net increase (decrease) in net assets
  resulting from operations .......................          188                26             1,273               15
                                                          ------            ------           -------            -----
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ...........          727               344             3,885              297
                                                          ------            ------           -------            -----
 Less cost of units redeemed:
  Administrative charges ..........................           15                 9                37                0
  Policy loans ....................................            0                 3                18                0
  Surrender benefits ..............................            0                 0                30                0
  Death benefits ..................................            0                 0                 0                0
                                                          ------            ------           -------            -----
                                                              15                12                85                0
                                                          ------            ------           -------            -----
  Increase (decrease) in net assets from
   capital unit transactions ......................          712               332             3,800              297
                                                          ------            ------           -------            -----
  Net increase (decrease) in net assets ...........          900               358             5,073              312
 Depositor's equity contribution
  (net redemption) ................................           25                25                (8)              25
NET ASSETS:
 Beginning of year ................................            0                 0                 0                0
                                                          ------            ------           -------            -----
 End of year ......................................       $  925            $  383           $ 5,065            $ 337
                                                          ======            ======           =======            =====
UNIT ACTIVITY:
 Units outstanding - beginning of year ............            0                 0                 0                0
 Units issued .....................................          161                58               412               52
 Units redeemed ...................................          (86)              (22)              (95)             (19)
                                                          ------            ------           -------            -----
 Units outstanding - end of year ..................           75                36               317               33
                                                          ======            ======           =======            =====

See Notes to the Financial Statements, which is an integral part of this report.

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 1999

NOTE 1 -- ORGANIZATION AND SUMMARY OF
               SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL", or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account contains twenty-three investment options referred to as subaccounts. Each subaccount invests in the corresponding Portfolio of the WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio"), a registered management investment company under the Investment Company Act of 1940, as amended.

The Fund has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of WRL. Each Sub-Adviser is compensated directly by WRL Management.

Effective May 1, 1999 the names on the following subaccounts were changed:

SUBACCOUNT                                    FORMERLY
---------------------------------   ---------------------------

WRL J.P. Morgan Money Market        Money Market Subaccount
WRL AEGON Bond                      Bond Subaccount
WRL Janus Growth                    Growth Subaccount
WRL Janus Global                    Global Subaccount
WRL LKCM Strategic Total Return     Strategic Total Return
                                    Subaccount
WRL VKAM Emerging Growth            Emerging Growth Subaccount
WRL Alger Aggressive Growth         Aggressive Growth
                                    Subaccount
WRL AEGON Balanced                  Balanced Subaccount
WRL Federated Growth & Income       Growth & Income Subaccount
WRL Dean Asset Allocation           Tactical Asset Allocation
                                    Subaccount
WRL C.A.S.E. Growth                 C.A.S.E. Growth Subaccount
WRL NWQ Value Equity                Value Equity Subaccount
WRL GE/Scottish Equitable           International Equity
  International Equity              Subaccount
WRL GE U.S. Equity                  U.S. Equity Subaccount
WRL Third Avenue Value              Third Avenue Value
                                    Subaccount
WRL J.P. Morgan Real Estate         Real Estate Securities
  Securities                        Subaccount

The Financial Statements reflect a full twelve month period for each year reported on, except as follows:

SUBACCOUNT                                          INCEPTION DATE
------------------------------------------------   ---------------

WRL Dean Asset Allocation                              01/03/1995
WRL C.A.S.E. Growth                                    05/01/1996
WRL NWQ Value Equity                                   05/01/1996
WRL GE/Scottish Equitable International Equity         01/02/1997
WRL GE U.S. Equity                                     01/02/1997
WRL Third Avenue Value                                 01/02/1998
WRL J.P. Morgan Real Estate Securities                 05/01/1998
WRL Goldman Sachs Growth                               07/01/1999
WRL Goldman Sachs Small Cap                            07/01/1999
WRL T. Rowe Price Dividend Growth                      07/01/1999
WRL T. Rowe Price Small Cap                            07/01/1999
WRL Salomon All Cap                                    07/01/1999
WRL Pilgrim Baxter Mid Cap Growth                      07/01/1999
WRL Dreyfus Mid Cap                                    07/01/1999

On July 1, 1999, WRL made initial contributions totaling $175,000 to the Life Account. The respective amounts of the contributions and units received are as follows:


SUBACCOUNT                             CONTRIBUTION      UNITS
-----------------------------------   --------------   --------

WRL Goldman Sachs Growth              $ 25,000         2,500
WRL Goldman Sachs Small Cap             25,000         2,500
WRL T. Rowe Price Dividend Growth       25,000         2,500
WRL T. Rowe Price Small Cap             25,000         2,500
WRL Salomon All Cap                     25,000         2,500
WRL Pilgrim Baxter Mid Cap Growth       25,000         2,500
WRL Dreyfus Mid Cap                     25,000         2,500

The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 1999

NOTE 1 -- (CONTINUED)
A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

Investments in the Fund's shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio, as determined by the Fund. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B. FEDERAL INCOME TAXES

The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.

NOTE 2 -- CHARGES AND DEDUCTIONS

Charges are assessed by WRL in connection with the issuance and administration of the Policies.

A. POLICY CHARGES

Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B. LIFE ACCOUNT CHARGES

A daily charge equal to an annual rate of .90 % of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks for administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

NOTE 3 -- DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.

NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 1999 are as follows (in thousands):

                                             PURCHASES       PROCEEDS
                                                OF          FROM SALES
SUBACCOUNT                                  SECURITIES     OF SECURITIES
----------------------------------------   ------------   --------------

WRL J.P. Morgan Money Market               $ 133,389      $ 99,679
WRL AEGON Bond                                11,936         7,386
WRL Janus Growth                             329,222        36,072
WRL Janus Global                              71,976         7,800
WRL LKCM Strategic Total Return               14,849         9,892
WRL VKAM Emerging Growth                     188,708        61,487
WRL Alger Aggressive Growth                   83,923         9,614
WRL AEGON Balanced                             4,525         1,311
WRL Federated Growth & Income                  5,634         2,209
WRL Dean Asset Allocation                      4,351         7,517
WRL C.A.S.E. Growth                           10,787         4,903
WRL NWQ Value Equity                           6,846         7,419
WRL GE/Scottish Equitable
  International Equity                         5,739         5,682
WRL GE U.S. Equity                            13,901         3,164
WRL Third Avenue Value                         1,611         1,344
WRL J.P. Morgan Real Estate Securities           519           554
WRL Goldman Sachs Growth                         977           115
WRL Goldman Sachs Small Cap                      374            47
WRL T. Rowe Price Dividend Growth                543            35
WRL T. Rowe Price Small Cap                    1,428           666
WRL Salomon All Cap                              551           183
WRL Pilgrim Baxter Mid Cap Growth              4,402           620
WRL Dreyfus Mid Cap                              470           164

NOTE 5 -- FINANCIAL HIGHLIGHTS

Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Western Reserve Life Assurance Co. of Ohio

     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (wholly owned indirectly by AEGON N.V.) as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X,
Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the statutory-basis balance sheets of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

     However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                ERNST & YOUNG LLP


Des Moines, Iowa
February 18, 2000

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                         DECEMBER 31
                                                                -----------------------------
                                                                     1999            1998
                                                                -------------   -------------
  ADMITTED ASSETS
  Cash and invested assets:
   Cash and short-term investments ..........................    $    23,932     $   73,808
   Bonds ....................................................        119,731        184,697
   Common stocks:
    Affiliated entities (cost: 1999 and 1998 - $243).........          2,156            704
    Other (cost: 1999 and 1998 - $302).......................            358            384
   Mortgage loans on real estate ............................          9,698          9,916
    Home office properties ..................................         34,066         34,583
    Investment properties ...................................         11,078         11,594
    Policy loans ............................................        182,975        112,982
    Other invested assets ...................................             --            396
                                                                 -----------     ----------
  Total cash and invested assets ............................        383,994        429,064
  Premiums deferred and uncollected .........................            785            900
  Accrued investment income .................................          1,638          2,867
  Transfers from separate accounts due or accrued ...........        463,721        350,633
  Cash surrender value of life insurance policies ...........         47,518         45,445
  Other assets ..............................................          6,614          9,239
  Separate account assets ...................................     11,587,982      6,999,290
                                                                 -----------     ----------
  Total admitted assets .....................................    $12,492,252     $7,837,438
                                                                 ===========     ==========



SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                       BALANCE SHEETS -- STATUTORY BASIS
                                  (CONTINUED)
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                         DECEMBER 31
                                                                                -----------------------------
                                                                                     1999            1998
                                                                                --------------   ------------

  LIABILITIES AND CAPITAL AND SURPLUS
  Liabilities:
   Aggregate reserves for policies and contracts:
    Life ....................................................................    $   302,138      $  231,596
    Annuity .................................................................        268,864         265,418
   Policy and contract claim reserves .......................................          9,269           9,233
   Other policyholders' funds ...............................................         38,633          38,080
   Remittances and items not allocated ......................................         20,686          20,569
   Federal income taxes payable .............................................          5,873           5,716
   Asset valuation reserve ..................................................          3,809           2,848
   Interest maintenance reserve .............................................          7,866           9,684
   Short-term note payable to affiliate .....................................         17,100          44,200
   Payable to affiliate .....................................................            964          37,907
   Other liabilities ........................................................         49,478          31,151
   Separate account liabilities .............................................     11,582,656       6,997,456
                                                                                 -----------      ----------
  Total liabilities .........................................................     12,307,336       7,693,858
  Commitments and contingencies (NOTE 11) ...................................
  Capital and surplus:
   Common stock, $1.00 par value, 3,000,000 shares authorized and
     2,500,000 shares issued and outstanding at December 31, 1999 and
     1,500,000 shares authorized, issued and outstanding at December 31, 1998          2,500           1,500
   Paid-in surplus ..........................................................        120,107         120,107
   Unassigned surplus .......................................................         62,309          21,973
                                                                                 -----------      ----------
  Total capital and surplus .................................................        184,916         143,580
                                                                                 -----------      ----------
  Total liabilities and capital and surplus .................................    $12,492,252      $7,837,438
                                                                                 ===========      ==========



SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)



                                                                                          YEAR ENDED DECEMBER 31
                                                                               --------------------------------------------
                                                                                    1999            1998           1997
                                                                               -------------   -------------   ------------
  Revenues:
   Premiums and other considerations, net of reinsurance:
    Life ...................................................................    $  584,729      $  476,053      $  394,370
    Annuity ................................................................     1,104,525         794,841         822,149
   Net investment income ...................................................        39,589          36,315          40,013
   Amortization of interest maintenance reserve ............................         1,751             744           1,576
   Commissions and expense allowances on reinsurance ceded .................         4,178          15,333              11
   Income from fees associated with investment management,
    administration and contract guarantees for separate accounts ...........        19,620          72,817              --
   Other income ............................................................        44,366          67,751           3,016
                                                                                ----------      ----------      ----------
                                                                                 1,798,758       1,463,854       1,261,135
  Benefits and expenses:
   Benefits paid or provided for:
    Life ...................................................................        35,591          42,982          28,060
    Surrender benefits .....................................................       689,535         551,528         431,939
    Other benefits .........................................................        32,201          31,280          28,112
    Increase (decrease) in aggregate reserves for policies and contracts:
     Life ..................................................................        70,542          42,940          29,485
     Annuity ...............................................................         3,446         (30,872)        (35,940)
     Other .................................................................          (121)         32,178             794
                                                                                ----------      ----------      ----------
                                                                                   831,194         670,036         482,450
  Insurance expenses:
   Commissions .............................................................       246,334         205,939         179,106
   General insurance expenses ..............................................       112,536         102,611          70,546
   Taxes, licenses and fees ................................................        19,019          15,545          13,101
   Net transfers to separate accounts ......................................       540,443         475,435         519,214
   Other expenses ..........................................................            --              59              21
                                                                                ----------      ----------      ----------
                                                                                   918,332         799,589         781,988
                                                                                ----------      ----------      ----------
                                                                                 1,749,526       1,469,625       1,264,438
                                                                                ----------      ----------      ----------
  Gain (loss) from operations before federal income tax expense
   (benefit) and net realized capital gains
   (losses) on investments .................................................        49,232          (5,771)         (3,303)
  Federal income tax expense (benefit) .....................................        11,816            (347)            469
                                                                                ----------      ----------      ----------
  Gain (loss) from operations before net realized capital gains (losses)
   on investments ..........................................................        37,416          (5,424)         (3,772)
  Net realized capital gains (losses) on investments
   (net of related federal income taxes and amounts transferred to
   interest maintenance reserve) ...........................................          (716)          1,494             747
                                                                                ----------      ----------      ----------
  Net income (loss) ........................................................    $   36,700      $   (3,930)     $   (3,025)
                                                                                ==========      ==========      ==========



SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)



                                                                                                      TOTAL
                                                           COMMON      PAID-IN      UNASSIGNED     CAPITAL AND
                                                            STOCK      SURPLUS        SURPLUS        SURPLUS
                                                          --------   -----------   ------------   ------------
  Balance at January 1, 1997 ..........................    $1,500     $ 68,015       $ 26,041       $ 95,556
   Net loss ...........................................        --           --         (3,025)        (3,025)
   Change in non-admitted assets ......................        --           --           (702)          (702)
   Change in asset valuation reserve ..................        --           --          3,274          3,274
   Change in surplus in separate accounts .............        --           --         (2,115)        (2,115)
   Change in reserve valuation ........................        --           --         (1,872)        (1,872)
   Capital contribution ...............................        --       20,000             --         20,000
   Tax effect of capital loss carry-forward utilized by
    affiliates ........................................        --           --          3,747          3,747
                                                           ------     --------       --------       --------
  Balance at December 31, 1997 ........................     1,500       88,015         25,348        114,863
   Net loss ...........................................        --           --         (3,930)        (3,930)
   Change in net unrealized capital gains .............        --           --            248            248
   Change in non-admitted assets ......................        --           --         (1,815)        (1,815)
   Change in asset valuation reserve ..................        --           --           (412)          (412)
   Change in surplus in separate accounts .............        --           --           (341)          (341)
   Change in reserve valuation ........................        --           --         (2,132)        (2,132)
   Capital contribution ...............................        --       32,092             --         32,092
   Settlement of prior period tax returns .............        --           --            353            353
   Tax benefits on stock options exercised ............        --           --          4,654          4,654
                                                           ------     --------       --------       --------
  Balance at December 31, 1998 ........................     1,500      120,107         21,973        143,580
  Net income ..........................................        --           --         36,700         36,700
   Change in net unrealized capital gains .............        --           --          1,421          1,421
   Change in non-admitted assets ......................        --           --            703            703
   Change in asset valuation reserve ..................        --           --           (961)          (961)
   Change in surplus in separate accounts .............        --           --            451            451
   Transfer from unassigned surplus to common
    stock (stock dividend) ............................     1,000           --         (1,000)            --
   Settlement of prior period tax returns .............        --           --          1,000          1,000
   Tax benefits on stock options exercised ............        --           --          2,022          2,022
                                                           ------     --------       --------       --------
  Balance at December 31, 1999 ........................    $2,500     $120,107       $ 62,309       $184,916
                                                           ======     ========       ========       ========



SEE ACCOMPANYING NOTES.

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO STATEMENTS OF CASH FLOWS --
                                STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)



                                                                                YEAR ENDED DECEMBER 31
                                                                     ---------------------------------------------
                                                                          1999            1998            1997
                                                                     -------------   -------------   -------------
  OPERATING ACTIVITIES
  Premiums and other considerations, net of reinsurance ..........    $1,738,870      $1,356,732      $1,223,898
  Net investment income ..........................................        44,235          38,294          43,802
  Life and accident and health claims ............................       (35,872)        (44,426)        (26,005)
  Surrender benefits and other fund withdrawals ..................      (689,535)       (551,528)       (431,939)
  Other benefits to policyholders ................................       (32,642)        (31,231)        (28,147)
  Commissions, other expenses and other taxes ....................      (382,372)       (326,080)       (262,901)
  Net transfers to separate accounts .............................      (628,762)       (461,982)       (596,347)
  Federal income taxes received (paid) ...........................        (9,637)         11,956           5,006
  Interest paid ..................................................            --              --            (731)
  Other, net .....................................................       (21,054)         (7,109)        (14,901)
                                                                      ----------      ----------      ----------
  Net cash used in operating activities ..........................       (16,769)        (15,374)        (88,265)
  INVESTING ACTIVITIES
  Proceeds from investments sold, matured or repaid:
   Bonds and preferred stocks ....................................       114,177         143,449         146,963
   Mortgage loans on real estate .................................           212             221           2,116
   Other .........................................................            18              --              --
                                                                         114,407         143,670         149,079
  Cost of investments acquired
   Bonds and preferred stocks ....................................       (49,279)        (68,202)        (40,418)
   Common stocks .................................................            --             (93)           (150)
   Mortgage loans on real estate .................................            (1)         (5,313)           (891)
   Real estate ...................................................          (286)        (26,213)        (12,002)
   Policy loans ..................................................       (69,993)        (36,241)        (24,137)
   Other .........................................................          (855)           (414)             --
                                                                      ----------      ----------      ----------
                                                                        (120,414)       (136,476)        (77,598)
  Net cash provided by (used in) investing activities ............        (6,007)          7,194          71,481
  FINANCING ACTIVITIES
  Issuance (payment) of short-term note payable to
   affiliate, net ................................................       (27,100)         36,000           8,200
  Capital contribution ...........................................            --          32,092          20,000
                                                                      ----------      ----------      ----------
  Net cash provided by (used in) financing activities ............       (27,100)         68,092          28,200
                                                                      ----------      ----------      ----------
  Increase (decrease) in cash and short-term investments .........       (49,876)         59,912          11,416
  Cash and short-term investments at beginning of year ...........        73,808          13,896           2,480
                                                                      ----------      ----------      ----------
  Cash and short-term investments at end of year .................    $   23,932      $   73,808      $   13,896
                                                                      ==========      ==========      ==========



SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS
                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION

     Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS


     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

BASIS OF PRESENTATION


     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to unassigned surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; (l) stock options settled in cash are recorded as an expense of the Company's indirect parent rather than charged to current operations; (m) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of income tax expense in the statement of operations; and (n) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.

     In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Ohio must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether the State of Ohio will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

     Other significant statutory accounting practices are as follows:

CASH AND CASH EQUIVALENTS


     For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.

INVESTMENTS

     Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains/
(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.


     During 1999, 1998 and 1997, net realized capital gains (losses) of $(67), $1,294 and $3,259, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,751, $744 and $1,576 for the years ended December 31, 1999, 1998 and 1997, respectively.


     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 1999, 1998 and 1997, with respect to such practices.

AGGREGATE RESERVES FOR POLICIES

     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.75 to 8.75 percent and mortality rates, where appropriate, from a variety of tables.

POLICY AND CONTRACT CLAIM RESERVES


     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS


     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,675,642, $1,240,858 and $1,164,013 in 1999, 1998 and 1997, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.

STOCK OPTION PLAN

     AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

RECLASSIFICATIONS


     Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the 1999 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

     Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED) estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


     CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

     INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

     MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

     INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)
     The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:



                                                                  December 31
                                             -----------------------------------------------------
                                                        1999                       1998
                                             --------------------------- -------------------------
                                                Carrying                   Carrying
                                                 Amount      Fair Value     Amount     Fair Value
                                             ------------- ------------- ------------ ------------
      ADMITTED ASSETS
      Cash and short-term investments ......  $    23,932   $    23,932   $   73,808   $   73,808
      Bonds ................................      119,731       119,076      184,697      192,556
      Common stocks, other than affiliates .          358           358          384          384
      Mortgage loans on real estate ........        9,698         9,250        9,916       10,390
      Policy loans .........................      182,975       182,975      112,982      112,982
      Separate account assets ..............   11,587,982    11,587,982    6,999,290    6,999,290
      LIABILITIES
      Investment contract liabilities ......      301,403       294,342      297,349      294,105
      Separate account annuities ...........    8,271,548     8,079,141    5,096,680    5,038,296

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

3. INVESTMENTS


     The carrying amount and estimated fair value of investments in debt securities are as follows:


                                                                       Gross        Gross     Estimated
                                                         Carrying   Unrealized   Unrealized     Fair
                                                          Amount       Gains       Losses       Value
                                                        ---------- ------------ ------------ ----------
      DECEMBER 31, 1999
      Bonds:
       United States Government and agencies ..........  $  4,755     $    4       $   66     $  4,693
       State, municipal and other government ..........     2,185         12           --        2,197
       Public utilities ...............................    13,134        129          368       12,895
       Industrial and miscellaneous ...................    52,997      1,213        1,208       53,002
       Mortgage and other asset-backed securities .....    46,660        480          851       46,289
                                                         --------     ------       ------     --------
      Total bonds .....................................  $119,731     $1,838       $2,493     $119,076
                                                         ========     ======       ======     ========
      DECEMBER 31, 1998
      Bonds: ..........................................
       United States Government and agencies ..........  $  4,749     $   83       $   --     $  4,832
       State, municipal and other government ..........     3,234        117           --        3,351
       Public utilities ...............................    18,792        818          251       19,359
       Industrial and miscellaneous ...................    96,332      6,685          577      102,440
       Mortgage and other asset-backed securities .....    61,590      1,235          251       62,574
                                                         --------     ------       ------     --------
      Total bonds .....................................  $184,697     $8,938       $1,079     $192,556
                                                         ========     ======       ======     ========



     The carrying amount and fair value of bonds at December 31, 1999 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.



                                                                           Estimated
                                                              Carrying       Fair
                                                               Amount        Value
                                                             ----------   ----------
      Due in one year or less ............................    $ 10,521     $ 10,560
      Due one through five years .........................      32,248       31,993
      Due five through ten years .........................      17,342       17,104
      Due after ten years ................................      12,960       13,130
                                                              --------     --------
                                                                73,071       72,787
      Mortgage and other asset-backed securities .........      46,660       46,289
                                                              --------     --------
                                                              $119,731     $119,076
                                                              ========     ========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

3. INVESTMENTS--(CONTINUED)

     A detail of net investment income is presented below:



                                                      Year ended December 31
                                               ------------------------------------
                                                  1999         1998         1997
                                               ----------   ----------   ----------
      Interest on bonds ....................    $ 12,094     $ 17,150     $ 25,723
      Dividends on equity investments from
        subsidiaries .......................      18,555       13,233       10,855
      Interest on mortgage loans ...........         746          499          478
      Rental income on real estate .........       5,794        2,839        1,371
      Interest on policy loans .............       9,303        6,241        4,656
      Other investment income ..............         414          540           26
                                                --------     --------     --------
      Gross investment income ..............      46,906       40,502       43,109
      Investment expenses ..................      (7,317)      (4,187)      (3,096)
                                                --------     --------     --------
      Net investment income ................    $ 39,589     $ 36,315     $ 40,013
                                                ========     ========     ========



     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:



                                                Year ended December 31
                                        ---------------------------------------
                                            1999          1998          1997
                                        -----------   -----------   -----------
      Proceeds ......................    $114,177      $143,449      $146,963
                                         ========      ========      ========
      Gross realized gains ..........    $  1,762      $  4,641      $  3,921
      Gross realized losses .........       1,709           899           626
                                         --------      --------      --------
      Net realized gains ............    $     53      $  3,742      $  3,295
                                         ========      ========      ========



     At December 31, 1999, bonds with an aggregate carrying value of $4,152 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

3. INVESTMENTS--(CONTINUED)

     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:




                                                                         Realized
                                                           -------------------------------------
                                                                  Year ended December 31
                                                           -------------------------------------
                                                              1999         1998          1997
                                                           ---------   -----------   -----------
      Debt securities ..................................    $   53      $  3,742      $  3,295
      Other invested assets ............................        18           (18)           --
                                                            ------      --------      --------
                                                                71         3,724         3,295
      Tax expense ......................................      (854)         (936)         (711)
      Transfer to interest maintenance reserve .........        67        (1,294)       (3,259)
                                                            ------      --------      --------
      Net realized gains (losses) ......................    $ (716)     $  1,494      $    747
                                                            ======      ========      ========



                                                                            Changes in Unrealized
                                                                   ----------------------------------------
                                                                            Year ended December 31
                                                                   ----------------------------------------
                                                                       1999           1998          1997
                                                                   ------------   ------------   ----------
      Debt securities ..........................................     $ (8,514)      $ (3,985)      $ (896)
      Common stocks ............................................        1,426            248           --
                                                                     --------       --------       ------
      Change in unrealized appreciation (depreciation) .........     $ (7,088)      $  (3737)      $ (896)
                                                                     ========       ========       ======



     Gross unrealized gains (losses) on common stocks were as follows:



                                           Unrealized
                                       -------------------
                                           December 31
                                       -------------------
                                          1999       1998
                                       ---------   -------
      Unrealized gains .............    $1,995      $ 579
      Unrealized losses ............       (26)       (36)
                                        ------      -----
      Net unrealized gains .........    $1,969      $ 543
                                        ======      =====



     During 1999, the Company did not issue any mortgage loans. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.


     During 1999, 1998 and 1997, no mortgage loans were foreclosed and transferred to real estate. During 1999 and 1998, the Company held a mortgage loan loss reserve in the asset valuation reserve of $110 and $112, respectively.


     At December 31, 1999, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve, collectively.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999
4. REINSURANCE

     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.


                                                 Year ended December 31
                                      ---------------------------------------------
                                           1999            1998            1997
                                      -------------   -------------   -------------
      Direct premiums .............    $1,748,265      $1,345,752      $1,219,271
      Reinsurance assumed .........            --             461           2,389
      Reinsurance ceded ...........       (59,011)        (75,319)         (5,141)
                                       ----------      ----------      ----------
      Net premiums earned .........    $1,689,254      $1,270,894      $1,216,519
                                       ==========      ==========      ==========



     The Company received reinsurance recoveries in the amount of $4,916, $5,260 and $2,288 during 1999, 1998 and 1997, respectively. At December 31, 1999 and 1998, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,557 and $1,003, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1999 and 1998 of $3,487 and $2,849, respectively.

5.  INCOME TAXES

     For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

5.  INCOME TAXES--(CONTINUED)

     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and realized capital gains (losses) on investments for the following reasons:


                                                                                   Year ended December 31
                                                                         ------------------------------------------
                                                                             1999           1998           1997
                                                                         ------------   ------------   ------------
      Computed tax (benefit) at federal statutory rate (35%) .........    $  17,231       $ (2,019)      $ (1,156)
      Deferred acquisition costs -- tax basis ........................       11,344          9,672          9,164
      Tax reserve valuation ..........................................       (2,272)         1,513           (194)
      Excess tax depreciation ........................................         (727)          (442)          (127)
      Amortization of IMR ............................................         (613)          (260)          (552)
      Dividend received deduction ....................................      (10,784)        (6,657)        (5,326)
      Prior year over-accrual ........................................       (3,167)        (2,322)        (1,541)
      Other, net .....................................................          804            168            201
                                                                          ---------       --------       --------
      Federal income tax expense (benefit) ...........................    $  11,816       $   (347)      $    469
                                                                          =========       ========       ========



     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.


     Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1999). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

     At December 31, 1996, the Company had capital loss carryforwards of approximately $10,705, which were utilized by the Company's affiliates in the consolidated tax return filing in 1997. This transaction resulted in a receipt from the Company's affiliate of $3,747, which was credited directly to unassigned surplus.


     In 1999, the Company received $1,000 from its former parent, an unaffiliated company, for reimbursement of prior period tax payments made by the Company but owed by the former parent. In 1998, the Company reached a final settlement with the Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53. Tax settlements for 1999 and 1998 were credited directly to unassigned surplus.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

6. POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:




                                                                            December 31
                                                       ------------------------------------------------------
                                                                  1999                        1998
                                                       --------------------------   -------------------------
                                                                         Percent                     Percent
                                                           Amount       of Total        Amount       of Total
                                                       -------------   ----------   -------------   ---------
      Subject to discretionary withdrawal with
        market value adjustment ....................    $   12,534           0%      $   12,810          0%
      Subject to discretionary withdrawal at book
        value less surrender charge ................        73,903           1           76,289          1
      Subject to discretionary withdrawal at market
        value ......................................     8,271,441          96        5,096,680         94
      Subject to discretionary withdrawal at book
        value (minimal or no charges or
        adjustments) ...............................       217,372           3          210,270          4
      Not subject to discretionary withdrawal
        provision ..................................        15,433           0           15,681          1
                                                        ----------          --       ----------         --
                                                         8,590,683         100%       5,411,730        100%
                                                                           ===                         ===
      Less reinsurance ceded .......................         1,581                        1,131
                                                        ----------                   ----------
      Total policy reserves on annuities and deposit
        fund liabilities ...........................    $8,589,102                   $5,410,599
                                                        ==========                   ==========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)
     A reconciliation of the amounts transferred to and from the separate accounts is presented below:


                                                                    Year ended December 31
                                                         ---------------------------------------------
                                                              1999            1998            1997
                                                         -------------   -------------   -------------
       Transfers as reported in the summary of
        operations of the separate accounts statement:
       Transfers to separate accounts ................    $1,675,642      $1,240,858      $1,164,013
       Transfers from separate accounts ..............     1,056,207         774,690         646,477
                                                          ----------      ----------      ----------
       Net transfers to separate accounts ............       619,435         466,168         517,536
       Reconciling adjustments -- change in accruals
        for investment management, administration
        fees and contract guarantees, reinsurance and
        separate account surplus .....................       (78,992)          9,267           1,678
                                                          ----------      ----------      ----------
       Transfers as reported in the summary of
        operations of the life, accident and health
        annual statement .............................    $  540,443      $  475,435      $  519,214
                                                          ==========      ==========      ==========



     Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1999 and 1998, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:




                                                     Gross      Loading      Net
                                                   ---------   ---------   -------
      DECEMBER 31, 1999
      Ordinary direct renewal business .........    $1,017        $232      $785
                                                    ------        ----      ----
                                                    $1,017        $232      $785
                                                    ======        ====      ====
      DECEMBER 31, 1998
      Ordinary direct renewal business .........    $1,101        $201      $900
                                                    ------        ----      ----
                                                    $1,101        $201      $900
                                                    ======        ====      ====



     In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132 and $1,872 was made for the years ended December 31, 1998 and 1997, respectively, related to the change in reserve methodology.

7. DIVIDEND RESTRICTIONS


     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

7. DIVIDEND RESTRICTIONS--(CONTINUED)

may not be paid; without prior regulatory approval, in excess of the greater of
(a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2000, without the prior approval of insurance regulatory authorities, is $36,700.


8. CAPITAL STRUCTURE

     During 1999, the Company's Board of Director's approved an amendment to the Company's Articles of Incorporation which increased the number of authorized capital shares to 3,000,000. The Board of Directors also authorized a stock dividend in the amount of $1,000, which was transferred from unassigned surplus. This amendment and stock dividend were in response to a change in California law which requires all life insurance companies which do business in the state to have capital stock of at least $2,500.

9. RETIREMENT AND COMPENSATION PLANS


     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,105, $917 and $659 for the years ended December 31, 1999, 1998 and 1997, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Pension expense related to this plan was $816, $632 and $448 for the years ended December 31, 1999, 1998 and 1997, respectively.

     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

9. RETIREMENT AND COMPENSATION PLANS--(CONTINUED)

noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.


     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $81, $157 and $99 for the years ended December 31, 1999, 1998 and 1997, respectively.

10. RELATED PARTY TRANSACTIONS


     The Company shares certain officers, employees and general expenses with affiliated companies.

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1999, 1998 and 1997, the Company paid $16,905 $12,763 and $10,040, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 1999, 1998 and 1997, the Company received $3,755, $5,125 and $4,395, respectively, for such services, which approximates their cost.

     Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.06% at December 31, 1999. During 1999, 1998 and 1997, the Company paid net interest of $1,997, $1,090 and $364, respectively, to affiliates.

     The Company received capital contributions of $32,092 and $20,000 from its parent in 1998 and 1997, respectively.

     At December 31, 1999 and 1998, the Company had short-term note payables to an affiliate of $17,100 and $44,200, respectively. Interest on these notes ranged from 5.15% to 5.9% at December 31, 1999 and 5.13% to 5.54% at December 31, 1998.

     During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

10. RELATED PARTY TRANSACTIONS--(CONTINUED) policies. At December 31, 1999 and 1998, the cash surrender value of these policies was $47,518 and $45,445, respectively.


11. COMMITMENTS AND CONTINGENCIES

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $3,498 and $3,489 and an offsetting premium tax benefit of $837 and $828 at December 31, 1999 and 1998, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(20), $(74) and $0 at December 31, 1999, 1998 and 1997, respectively.

12. RECONCILIATION OF CAPITAL AND SURPLUS AND NET INCOME


     The following table reconciles capital and surplus and net income as reported in the 1998 Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:


                                                                                    Year ended
                                                           December 31, 1998     December 31, 1998
                                                          -------------------   ------------------
                                                             Total Capital
                                                              and Surplus         Net Income/Loss
                                                          -------------------   ------------------
     Amounts reported in Annual Statement .............        $148,038              $    528
     Adjustment to federal income tax benefit .........          (4,458)               (4,458)
                                                               --------              --------
     Amounts reported herein ..........................        $143,580              $ (3,930)
                                                               ========              ========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       SUMMARY OF INVESTMENTS OTHER THAN
                        INVESTMENTS IN RELATED PARTIES
                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999

SCHEDULE I




                                                                                              AMOUNT AT WHICH
                                                                                   FAIR        SHOWN IN THE
TYPE OF INVESTMENT                                                 COST (1)        VALUE       BALANCE SHEET
--------------------------------------------------------------   ------------   ----------   ----------------
  FIXED MATURITIES
  Bonds:
   United States Government and government
     agencies and authorities ................................    $   5,827     $ 5,820          $   5,827
   States, municipalities and political subdivisions .........        7,110       7,275              7,110
   Public utilities ..........................................       13,134      12,895             13,134
   All other corporate bonds .................................       93,660      93,086             93,660
                                                                  ---------     -------          ---------
  Total fixed maturities .....................................      119,731     119,076            119,731
  EQUITY SECURITIES
  Common stocks:
   Affiliated entities .......................................          243       2,156              2,156
   Industrial, miscellaneous and all other ...................          302         358                358
                                                                  ---------     -------          ---------
  Total equity securities ....................................          545       2,514              2,514
  Mortgage loans on real estate ..............................        9,698                          9,698
  Real estate ................................................       45,144                         45,144
  Policy loans ...............................................      182,975                        182,975
  Cash and short-term investments ............................       23,932                         23,932
                                                                  ---------                      ---------
  Total investments ..........................................    $ 382,025                      $ 383,994
                                                                  =========                      =========



----------------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                      SUPPLEMENTARY INSURANCE INFORMATION
                            (DOLLARS IN THOUSANDS)

SCHEDULE III



                                                                                               BENEFITS,
                                                                                                CLAIMS,
                                    FUTURE POLICY    POLICY AND                      NET      LOSSES AND      OTHER
                                     BENEFITS AND     CONTRACT       PREMIUM     INVESTMENT   SETTLEMENT    OPERATING
                                       EXPENSES     LIABILITIES      REVENUE       INCOME*     EXPENSES     EXPENSES*
                                   --------------- ------------- -------------- ------------ ------------ ------------
  YEAR ENDED DECEMBER 31, 1999
  Individual life ................    $ 291,106       $  9,152    $   583,656     $ 10,754    $ 178,237    $ 261,284
  Group life .....................       11,032            100          1,073          706        1,437          599
  Annuity ........................      268,864             17      1,104,525       28,129      651,520      116,006
                                      ---------       --------    -----------     --------    ---------    ---------
                                      $ 571,002       $  9,269    $ 1,689,254     $ 39,589    $ 831,194    $ 377,889
                                      =========       ========    ===========     ========    =========    =========
  YEAR ENDED DECEMBER 31, 1998
  Individual life ................    $ 221,050       $  8,624    $   474,120     $  9,884    $ 122,542    $ 230,368
  Group life .....................       10,546            100          1,933          723        1,962        2,281
  Annuity ........................      265,418            509        794,841       25,708      545,532       91,505
                                      ---------       --------    -----------     --------    ---------    ---------
                                      $ 497,014       $  9,233    $ 1,270,894     $ 36,315    $ 670,036    $ 324,154
                                      =========       ========    ===========     ========    =========    =========
  YEAR ENDED DECEMBER 31, 1997
  Individual life ................    $ 177,088       $  9,533    $   390,452     $ 13,742    $  88,738    $ 176,303
  Group life .....................        9,435            805          3,918          810        3,986        3,292
  Annuity ........................      296,290            591        822,149       25,461      389,726       83,179
                                      ---------       --------    -----------     --------    ---------    ---------
                                      $ 482,813       $ 10,929    $ 1,216,519     $ 40,013    $ 482,450    $ 262,774
                                      =========       ========    ===========     ========    =========    =========



----------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)

SCHEDULE IV



                                                                     ASSUMED                    PERCENTAGE
                                                      CEDED TO         FROM                     OF AMOUNT
                                         GROSS          OTHER         OTHER           NET        ASSUMED
                                        AMOUNT        COMPANIES     COMPANIES       AMOUNT        TO NET
                                    -------------- -------------- ------------- -------------- -----------
   YEAR ENDED DECEMBER 31, 1999
   Life insurance in force ........  $63,040,741    $11,297,250    $       --    $51,743,494        0.0%
                                     ===========    ===========    ==========    ===========        ===
   Premiums:
    Individual life ...............  $   604,628    $    20,972    $       --    $   583,656        0.0%
    Group life and health .........        1,383            310            --          1,073        0.0
    Annuity .......................    1,142,254         37,729            --      1,104,525        0.0
                                     -----------    -----------    ----------    -----------        ---
                                     $ 1,748,265    $    59,011    $       --    $ 1,689,254        0.0%
                                     ===========    ===========    ==========    ===========        ===
   YEAR ENDED DECEMBER 31, 1998
   Life insurance in force ........  $51,064,173    $ 9,862,460    $       --    $41,201,713        0.0%
                                     ===========    ===========    ==========    ===========        ===
   Premiums:
    Individual life ...............  $   493,633    $    19,512    $       --    $   474,121        0.0%
    Group life and health .........        1,691            220           461          1,932       23.8
    Annuity .......................      850,428         55,587            --        794,841        0.0
                                     -----------    -----------    ----------    -----------       ----
                                     $ 1,345,752    $    75,319    $      461    $ 1,270,894        .03%
                                     ===========    ===========    ==========    ===========       ====
   YEAR ENDED DECEMBER 31, 1997
   Life insurance in force ........  $40,221,361    $ 6,776,447    $2,692,822    $36,137,736        7.5%
                                     ===========    ===========    ==========    ===========       ====
   Premiums:
    Individual life ...............  $   395,361    $     4,910    $       --    $   390,452        0.0%
    Group life and health .........        1,761            231         2,389          3,918       61.0
    Annuity .......................      822,149             --            --        822,149        0.0
                                     -----------    -----------    ----------    -----------       ----
                                     $ 1,219,271    $     5,141    $    2,389    $ 1,216,519        0.2%
                                     ===========    ===========    ==========    ===========       ====

                                    PART II.
                                OTHER INFORMATION


                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                REPRESENTATION PURSUANT TO SECTION 26(e) (2) (A)

         Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                    STATEMENT WITH RESPECT TO INDEMNIFICATION

         Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

         SECTION 1701.13  AUTHORITY OF CORPORATION.

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

                  (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                  (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

              (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

              (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

              (c) By the shareholders;

              (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

         Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

              (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

              (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

         (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

         (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

         EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

        (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

        (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

        (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

        (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

        (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

        (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

        (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                    ARTICLE V

                    Indemnification of Directors and Officers

        Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

        The facing sheet
        The Prospectus, consisting of 133 pages
        The undertaking to file reports
        Representation pursuant to Section 26(e) (2) (A)
        The statement with respect to indemnification
        The Rule 484 undertaking
        The signatures

Written consent of the following persons:
        (a)      Sutherland Asbill & Brennan LLP
        (b)      Ernst & Young LLP
        (c)      PricewaterhouseCoopers LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

            A.  (1) Resolution of the Board of Directors of Western Reserve
                    establishing the Series Account (1)

                (2) Not Applicable

                (3) Distribution of Policies:
                    (a) Master Service and Distribution Compliance Agreement (2)
                    (b) Amendment to Master Service and Distribution Compliance
                        Agreement (5)
                    (c) Form of Broker/Dealer Supervisory and Service Agreement
                        (5)
                    (d) Principal Underwriting Agreement (5)
                    (e) First Amendment to Principal Underwriting Agreement (5)
                (4) Not Applicable
                (5) Specimen Modified Single Premium Variable Life Insurance
                    Policies (6)
                    (a) Individual Policy Form (VL10)(6)
                    (b) Joint Policy Form (JL10)(6)


                    (c) Guaranteed Minimum Death Benefit Rider (GDB01) (7)
                    (d) Dollar Cost Averaging Endorsement (ESI02) (7)
                    (e) Asset Rebalancing Program Endorsement (ESI04) (7)
                    (f) Preferred Loan Endorsement (ESI01) (7)


                (6) (a) Second Amended Articles of Incorporation of Western
                        Reserve (2)
                    (b) Amended Code of Regulations (By-Laws) of Western
                        Reserve (2)
                    (c) Certificate of First Amendment to the Second Amended
                        Articles of Incorporation of Western Reserve (8)

                (7) Not Applicable

                (8) (a) Investment Advisory Agreement with the Fund (1)
                    (b) Sub-Advisory Agreement (1)


                    (c) Participation Agreement Among Variable Insurance
                        Products Fund, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated
                        June 14, 1999 9/
                    (d) Amendment No.1 dated March 15, 2000 to Participation
                        Agreement - Variable Insurance Products Fund 10/
                    (e) Participation Agreement Among Variable Insurance
                        Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated
                        June 14, 1997 9/
                    (f) Amendment No.1 dated March 15, 2000 to Participation
                        Agreement - Variable Insurance Products Fund II 10/
                    (g) Participation Agreement Among Variable Insurance
                        Products Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 9/
                    (h) Amendment No. 1 dated March 15, 2000 to Participation
                        Agreement - Variable Insurance Products Fund III 10/


                (9) Not Applicable

               (10) Application for Modified Single Premium Variable Life
                    Insurance Policy (7)
               (11) Memorandum describing issuance, transfer and redemption procedures (7)


2.       See Exhibit 1.A.


3. Opinion of counsel as to the legality of the securities being registered (7)


4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.       Not Applicable


6. Opinion and consent of Alan Yaeger as to actuarial matters pertaining to the securities being registered (7)

7.       Consent of Thomas E. Pierpan, Esq. (7)


8.       Consent of Sutherland Asbill & Brennan LLP

9.       Consent of Ernst & Young LLP

10.      Consent of PricewaterhouseCoopers LLP

11.      (a) Powers of Attorney (3)
         (b) Power of Attorney - James R. Walker (4)

____________________
(1) This exhibit was previously filed on Post-Effective Amendment No. 28 to Form S-6 Registration Statement dated April 28, 1997 (File No. 33-507) and is incorporated herein by reference.
(2) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3) This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(4) This exhibit was previously filed on Post-Effective Amendment No. 13 to Form S-6 Registration Statement dated December 24, 1996 (File No. 33-31140) and is incorporated herein by reference.

(5) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(6) This exhibit was previously filed on the Initial Registration Statement on Form S-6 dated December 4, 1998 (File No. 333-68367) and is incorporated herein by reference.

(7) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated June 11, 1999 (File No. 33-68367) and is incorporated herein by reference.
(8) This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(9) This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(10) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, WRL Series Life Account certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg, County of Pinellas, Florida on this 26th day of April, 2000.



(SEAL)                                      WRL SERIES LIFE ACCOUNT
                                            ------------------------------------
                                                       Registrant


                                            WESTERN RESERVE LIFE ASSURANCE CO.
                                            OF OHIO
                                            ------------------------------------
                                                        Depositor
ATTEST:



/s/ Thomas E. Pierpan                       By: /s/  John R. Kenney
------------------------                    -----------------------
Thomas E. Pierpan                           John R. Kenney
Senior Vice President, General              Chairman of the Board and
Counsel and Assistant Secretary             Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title                                              DATE
-------------------                                              ----


/s/  John R. Kenney                                        April 26, 2000
---------------------------------------
John R. Kenney, Chairman of the
Board and Chief Executive Officer


/s/  Allan J. Hamilton                                     April 26, 2000
---------------------------------------
Allan J. Hamilton, Vice President,
Treasurer and Controller


/s/ Alan M. Yaeger                                         April 26, 2000
---------------------------------------
Alan M. Yaeger, Executive Vice
President, Actuary and Chief
Financial Officer*

---------------
*Principal Financial Officer

/s/  Jerome C. Vahl                                        April 26, 2000
---------------------------------------
Jerome C. Vahl, Director and President


/s/  James R. Walker                                       April 26, 2000
---------------------------------------
James R. Walker, Director **/


/s/  Lyman H. Treadway                                     April 26, 2000
-------------------------------
Lyman H. Treadway, Director **/


/s/  Jack E. Zimmerman                                     April 26, 2000
-------------------------------
Jack E. Zimmerman, Director **/


**/     /s/ Thomas E. Pierpan
----------------------------------
     Signed by: Thomas E. Pierpan
         As Attorney-in-fact

                                  EXHIBIT INDEX


EXHIBIT NO.                    DESCRIPTION OF EXHIBIT
-----------                    ----------------------

8.                             Consent of Sutherland Asbill & Brennan LLP

9.                             Consent of Ernst & Young LLP

10.                            Consent of PricewaterhouseCoopers LLP